Exhibit 10.60(b)

(Translation)

JPY6,000,000,000

REVOLVING LINE AGREEMENT (B)

FASL JAPAN LIMITED

as Borrower

MIZUHO CORPORATE BANK, LTD.

as Arranger and Agent

MIZUHO CORPORATE BANK, LTD.

as Lender

March 25, 2004

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission.

(Translation)

i

(Translation)

REVOLVING LINE AGREEMENT (B)

FASL JAPAN LIMITED (the “Borrower”) and the financial institutions set forth as Lender B under Section 3 of Schedule 1 attached to this Agreement (respectively referred to as a “Lender B,” and collectively referred to as “All Lenders B”) enter into the following agreement (this “Agreement”) as of March 25, 2004 (the “Execution Date”), with MIZUHO CORPORATE BANK, LTD. (the “Agent”) acting as the agent.

1.	DEFINITIONS

In this Agreement, the following terms shall have the meanings set forth below, unless it is apparent that such terms mean otherwise in the context hereof.

1.1	“Accounts Receivables Trust Agreement” means the Accounts Receivables Trust Agreement (as amended or renewed) attached hereto as Schedule 3, executed on March 25, 2004 by and between the Borrower and MIZUHO TRUST & BANKING CO., LTD.

1.2	“Accrued Interest” has the meaning given in Clause 14.2.

1.3	“Adjusted Tangible Assets” means all of the Borrower’s assets, determined on a consolidated basis (provided that if the Borrower does not prepare its financial statements on a consolidated basis, the stand-alone basis financial statements shall apply) in accordance with generally accepted accounting standards in Japan, other than (a) deferred assets, other than prepaid insurance and prepaid taxes, (b) patents, copyright, trademarks, trade names, franchises, goodwill, and other similar intangibles and (c) unamortized debt discounts and expenses.

1.4	“Adjusted Tangible Net Worth” means, at any time, the amount calculated as (a) the book value (after deducting the related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with generally accepted accounting standards in Japan) of the Adjusted Tangible Assets shown on the Borrower’s consolidated balance sheet (or the stand-alone basis balance sheet if the Borrower does not prepare its balance sheet on a consolidated basis) as of such time, prepared in accordance with that generally accepted accounting standards in Japan, less (b) the amount of the Borrower’s liabilities (including all contingencies and other potential liabilities required to be shown on such balance sheet) shown on such consolidated balance sheet (or the stand-alone basis balance sheet if the Borrower does not prepare its balance sheet on a consolidated basis).

1.5	“Affiliate” means any party that, directly or indirectly, is in control of, is controlled by, or is under common control with, another party, or who owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of another party. A party shall be deemed to be in control of another party if the controlling party possesses, directly or indirectly, the power to direct the management and policies of the other party for any reason, whether through the ownership of voting securities, by contract, or otherwise.

(Translation)

1.6	“Agency Fee” means the fees that the Borrower shall pay to the Agent in consideration of the Agent Services, as separately agreed upon between the Borrower and the Agent.

1.7	“Agent Services” means collectively, the Agent Services A and Agent Services B.

1.8	“Agent Services A” means the services set forth in the provisions of this Agreement that the Agent is entrusted by All Lenders A to perform for the benefit of All Lenders A.

1.9	“Agent Services B” means the services set forth in the provisions of the Loan Agreement B that the Agent is entrusted by All Lenders B to perform for the benefit of All Lenders B.

1.10	“Agent’s Account” means the checking deposit account (Account No. **** Account Holder: FASL JAPAN LIMITED Agent Account T2) held by the Agent at the Head Office of MIZUHO CORPORATE BANK, LTD.

1.11	“Aizu Facility” means the real estate and the incidental facilities currently held, or to be acquired hereafter, by the Borrower at its Aizu manufacturing facilities and incidental facilities located in Aizu-Wakamatsu-shi, Fukushima, Japan.

1.12	“Applicable Interest Rate B” means the interest rate equal to the Base Rate plus the Spread B.

1.13	“Assignable Loan Receivables B” has the meaning given in Clause 31.2(ii).

1.14	“Assignee” means the party that accepts assignment of the Loan Receivables B in accordance with Clause 32.1.

1.15	“Assigning Lender” has the meaning given in Clause 31.2.

1.16	“Assignor” means the party that assigns the Loan Receivables B in accordance with Clause 32.1.

1.17	“Base Rate” means the interest rate for the relevant Loan Term according to the Japanese Yen TIBOR (page 17,097 of the Telerate) published by the Japanese Bankers Association at 11 a.m. or at the nearest possible time after 11 a.m. on the second (2nd) Business Day prior to the Drawdown Date. Provided, however, that in cases where such interest rate is not published for some reason, the Base Rate shall be the interest rate (indicated as an annual rate) that is reasonably decided upon by the Agent as the offered rate applicable for a drawdown in yen for the relevant Loan Term in the Tokyo Interbank Market as of 11 a.m. on the second (2nd) Business Day prior to the commencement date of the Loan Term or the nearest time prior thereto.

1.18	“Borrower’s Settlement Account” means the ordinary deposit account (Account No. ****, Account Holder: FASL JAPAN LIMITED) held by the Borrower at the Uchisaiwaicho Corporate Banking Division of MIZUHO CORPORATE BANK, LTD.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission.

(Translation)

1.19	“Break Funding Cost” means, in cases where the principal is repaid or set off on a day other than the Due Date of the Individual Loan B, and where the Reinvestment Rate in such case falls below the Applicable Interest Rate B, the amount calculated as the principal amount with respect to which such repayment or set-off was made, multiplied by the difference between the Reinvestment Rate and the Applicable Interest Rate B, and calculated on a per diem basis in accordance with the actual number of days of the Remaining Period. “Remaining Period” in this item means the period commencing on the day (inclusive) the repayment or set-off was made and ending on the Repayment Date (exclusive), and the “Reinvestment Rate” in this item means the interest rate reasonably determined by the Lenders B as the interest rate to be applied on the assumption that the prepaid or off-set principal amount will be reinvested in the Tokyo Interbank Market during the Remaining Period. The calculation method for such Break Funding Cost shall be on a per diem basis, assuming that there are 365 days per year, wherein divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

1.20	“Business Day” means any day other than those that are bank holidays in Japan.

1.21	“Collection Calculation Date” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.22	“Commitment Amount B” means the total of the amounts set forth as the commitment amounts in Schedule 1, and the Commitment Amount B with respect to each Lender B means, respectively, the Commitment Amount B in relation to the amount set forth for each Lender B in Schedule 1; provided, however, that the Commitment Amount B with respect to each Lender B is subject to change in accordance with Clause 31 in the case of partial assignment of the status of the parties hereunder pursuant to Clause 31.

1.23	“Commitment Fee B” means the fees that the Borrower shall pay to the Lender B pursuant to the provisions of Clause 11.

1.24	“Commitment Fee B Calculation Period” means collectively, each of the periods commencing on the commencement date (inclusive) of the commitment fee B calculation period below and ending on the final date (inclusive) of the commitment fee B calculation period below.

	Commencement Date of Commitment Fee B Calculation Period	Final Date of Commitment Fee B Calculation Period
First	March 25, 2004	June 24, 2004
Second	June 25, 2004	September 24, 2004
Third	September 25, 2004	December 24, 2004
Fourth	December 25, 2004	March 24, 2005

1.25	“Commitment Fee B Rate” means 0.450% per annum.

1.26	“Commitment Ratio B” means the percentage of the Commitment Amount B of each Lender B to the Total Commitment Amount B.

(Translation)

1.27	“Compulsory Execution” has the meaning given in Clause 26.4.

1.28	“Costs Increased Lender B” means a Lender B that has incurred Increased Costs.

1.29	“Counter-Performed Trust Receivables” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.30	“Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent)” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.31	“Creditors’ Agreement” means the Creditors’ Agreement (as amended or renewed) attached hereto as Schedule 4, executed on March 25, 2004 by and among the Lender A, the Lender B, the Agent and the Borrower.

1.32	“Damages” has the meaning given in Clause 19.2(a)(i).

1.33	“Defaulted Obligations” has the meaning given in Clause 15.1.

1.34	“Defaulting Lender B” has the meaning given in Clause 11.2.

1.35	“Desired Drawdown Amount” has the meaning given in Clause 6.1.

1.36	“Desired Drawdown Date B” has the meaning given in Clause 6.1.

1.37	“Desired Prepayment Date” has the meaning given in 14.2.

1.38	“Discovery Date” has the meanings given in Clause 7.4 or Clause 14.4, respectively.

1.39	“Distribution” has the meaning given in Clause 21.3(v).

1.40	“Drawdown Application” has the meaning given in Clause 6.1.

1.41	“Drawdown Application Period” means the period commencing on the Execution Date (inclusive) and ending on the Drawdown Application Period Final Date (inclusive).

1.42	“Drawdown Application Period Final Date” means March 18, 2005.

1.43	“Drawdown Date” means the date of the drawdown of a Loan B.

1.44	“Drawdown Period” means the period commencing on the Execution Date (inclusive) and ending on the Drawdown Period Termination Date (inclusive).

1.45	“Drawdown Period Termination Date” means March 24, 2005.

1.46	“Due Date” means, with respect to the principal and interest in relation to the Loans B, the Repayment Date; and with respect to other amounts, the date set forth as the date on which payments shall be made in accordance with this Agreement.

(Translation)

1.47	“Due Time” means, if any Due Dates are provided for herein, 11 a.m. on such Due Date.

1.48	“Enhanced Covenant Period” means any period during which the Borrower fails to maintain a minimum cash balance of 1 billion yen.

1.49	“Exemption Event” means (i) the occurrence of a natural disaster or war, (ii) an interruption in or damage to electrical, communications or any settlement systems, (iii) any event that occurs within the Tokyo Interbank Market that disables loans in yen, and (iv) any other event not attributable to the Lenders B that results in the Majority Lenders B (if it is difficult for the Majority Lenders B to make a decision, the Agent) determining that it is impossible to make the Loan B.

1.50	“Exemption Period” means the period during which any Exemption Event has occurred and continues.

1.51	“Exercise of Floating Security” has the meaning given in Clause 25.3.

1.52	“Extraordinary Collection Calculation Date” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.53	“Fixed Trust Property Value” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.54	“Fixed Trust Receivables” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.55	“Fixed Trust Receivables Amount (Goods’ Value Equivalent)” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.56	“Floating Pledge Agreement” means the Floating Pledge Agreement (as amended or renewed) attached hereto as Schedule 5, executed on March 25, 2004 by and among the Lender A, the Lender B and the Borrower.

1.57	“FMH” means Fujitsu Microelectronics Holding, Inc.

1.58	“Increased Costs” means the increased portion (the amount reasonably calculated by such Lender B) of lending expenses, in cases where the Lender B’s lending expenses under this Agreement are substantially increased (excluding any increase caused by a change in tax rates on taxable incomes of such Lender B) due to, among other things, (i) any enactment or amendment of Laws and Ordinances, or any change in the interpretation or application thereof, or (ii) any establishment or increase in capital reserves.

1.59	“Individual Loan B” means a loan made by a Lender B respectively pursuant to the same Drawdown Application.

1.60

“Individual Loan B Money” means the money lent (or to be lent) by a Lender B to the Borrower as an Individual Loan B, and the “Individual Loan B Amount” means the amount of the Individual Loan Money B (the amount calculated by multiplying

(Translation)

the aggregate amount of Loan B in relation to the relevant Drawdown Application by the Commitment Ratio B of that Lender B).

1.61	“Intended Distribution Amount B” has the meaning given in Clause 26.1(i).

1.62	“Inventory” means all kinds, nature and description of inventory, goods and merchandise, returned goods, raw materials, and other materials and supplies, regardless of location, to be furnished under any agreement of service or held for assignment or lease, that are currently owned or acquired hereafter by the Borrower (limited to those to be consumed in the Borrower’s business or used in connection with the packing, shipping, advertising, selling or processing of such goods, merchandise and such other articles), and all documents of title or other documents representing title thereto.

1.63	“Investment” means any acquisition of property in exchange for cash or other assets, whether in the form of an acquisition of stock, liabilities, or other obligations, or the purchase or acquisition of any other property, or a Loan B, capital contribution, subscription or otherwise.

1.64	“Item Not Fully Covered” has the meaning given in Clause 18.4.

1.65	“Laws and Ordinances” means any treaties, laws, cabinet orders, ministerial ordinances, rules, announcements, judgments, decisions, arbitral awards, directives, and policies of relevant authorities that apply to this Agreement, the transactions pursuant hereto or the parties hereto.

1.66	“Lease” means the lease of assets reflected as a lease on the Borrower’s consolidated balance sheet in accordance with generally accepted accounting standards in Japan.

1.67	“Lender” means collectively, the Lender A and the Lender B.

1.68	“Lender A” means Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank (including their respective successors).

1.69	“Lending Obligation B” means a Lender B’s obligation to make Individual Loans B to the Borrower upon the condition that the requirements set forth under each item of Clause 5 are satisfied.

1.70	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) executed on March 25, 2004 by and between the Lender A and the Borrower, with MIZUHO CORPORATE BANK, LTD. acting as the agent.

1.71	“Loan Receivables B” means loan claims in relation to each Individual Loan B.

1.72	“Loan Term” means, with respect to each Individual Loan B, the period commencing on the Drawdown Date (inclusive) and ending on the Repayment Date (exclusive) in relation to such Individual Loan B.

1.73	“Loan(s) B” means the aggregate of the Individual Loans B made pursuant to this Agreement.

(Translation)

1.74	“Majority Lenders B” means one or more Lender B whose Commitment Ratio(s) B amount to 51% or more in total as of the Decision-Making Time (provided, however, that, for the period after All Lenders B’s Lending Obligations B are extinguished, and where the repayment of all obligations pursuant to this Agreement in relation to the Loan B have not been completed, the percentage shall be that of the total principal amount of the Outstanding Individual Loan B Money per each Lender B to the Total Outstanding Balance B as of the Decision-Making Time). “Decision-Making Time” means, in cases where the Lender B determines that any event requiring instructions by the Majority Lenders B has occurred, the point in time when the Agent receives notice under Clause 29.1(i), and in cases where the Agent determines that the decision of the Majority Lenders B is necessary, the point in time when the Agent gives notice under Clause 29.2.

1.75	“Non-Drawdown Lender B” has the meaning given in Clause 8.1.

1.76	“Outstanding Individual Loan B Money” means the principal, the interest, default interest, Break Funding Costs and any other payment obligation in relation to an Individual Loan B that the Borrower owes pursuant to this Agreement with respect to the Individual Loan B, and the “Outstanding Individual Loan B Amount” means the amount of such Outstanding Individual Loan B Money.

1.77	“Pre-assignment Commitment Amount B” has the meaning given in Clause 31.2(ii).

1.78	“Pre-assignment Loan Receivables B” has the meaning given in Clause 31.2(ii).

1.79	“Prepayment” has the meaning given in Clause 14.1.

1.80	“Purchase and Sale Agreement” means the “PURCHASE AND SALE AGREEMENT” dated February 23, 2004 (as amended or renewed) between the Borrower and FUJITSU LIMITED.

1.81	“Purchase and Sale Related Agreement” means the Purchase and Sale Agreement and each of the individual agreements pursuant thereto.

1.82	“Reduced Amount” has the meaning given in Clause 31.2(ii).

1.83	“Reduced Drawdown” has the meaning given in Clause 7.4.

1.84	“Reduced Drawdown Amount” has the meaning given in Clause 7.4.

1.85

“Reduced Drawdown Break Funding Cost” means, in cases where a Reduced Drawdown is made and the Reinvestment Rate in such case falls below the Applicable Interest RateB, the amount calculated as the difference between the Desired Drawdown Amount and the Reduced Drawdown Amount, multiplied by the difference between the Reinvestment Rate and the Applicable Interest RateB, and calculated on a per diem basis in accordance with the actual number of days of the Remaining Period. “Remaining Period” in this item means the period

(Translation)

commencing on the Drawdown Date (inclusive) and ending on the Repayment Date (exclusive), and the “Reinvestment Rate” in this item means the interest rate reasonably determined by the Lenders B as the interest rate to be applied on the assumption that the difference between the Desired Drawdown Amount and the Reduced Drawdown Amount will be reinvested in the Tokyo Interbank Market during the Remaining Period. The calculation method for such Reduced Drawdown Break Funding Cost shall be on a per diem basis, assuming that there are 365 days per year, wherein divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

1.86	“Reduced Ratio” has the meaning given in Clause 31.2(ii).

1.87	“Refinancing Loan B” means a Loan B with the Desired Drawdown Date B being the Due Date of a Loan B already made.

1.88	“Refinanced Loan B” means a Loan B that has already been made and the Due Date of which shall be the Desired Drawdown Date B of a Refinancing Loan B.

1.89	“Regular Collection Calculation Date” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.90	“Relevant Agreements” means this Agreement, the Loan Agreement A, the Accounts Receivables Trust Agreement, the Floating Pledge Agreement, the Creditors’ Agreement and the documents related thereto.

1.91	“Relevant Lender B” has the meaning given in Clause 14.1.

1.92	“Remaining Individual Loan B” has the meaning given in Clause 26.1(i).

1.93	“Remaining Lender B” has the meaning given in Clause 26.1(i).

1.94	“Repayment Date” has the meaning given in Clause 6.1(iii).

1.95	“Reports” means (i) the audited annual report (eigyou houkokusyo) prepared by the Borrower on a stand-alone basis (including the balance sheet, profit and loss statement, statement of cash flow, and other documents incidental thereto; and if any consolidated Subsidiary or Affiliate of the Borrower has been established, including the consolidated annual report (eigyou houkokusyo)) within ninety (90) days from the end of the fiscal year, (ii) the unaudited annual report (eigyou houkokusyo) prepared by the Borrower on a stand-alone basis (including the balance sheet, profit and loss statement, statement of cash flow, and other documents incidental thereto; and if any consolidated Subsidiary or Affiliate of the Borrower has been established, including the consolidated annual report (eigyou houkokusyo)) within forty-five (45) days from the end of a fiscal quarter, (iii) the audited financial statements prepared by FASL LLC on a consolidated basis (including the balance sheet, profit and loss statement, statement of cash flow, and other documents incidental thereto) within ninety (90) days from the end of the fiscal year, and (iv) the unaudited financial statements prepared by FASL LLC on a consolidated basis (including the balance sheet, profit and loss statement, statement of cash flow, and other documents incidental thereto) within forty-five (45) days from the end of a fiscal quarter.

(Translation)

1.96	“Set-off Initiating Lender B” has the meaning given in Clause 26.1.

1.97	“Set-off Receiving Lender B” has the meaning given in Clause 26.2.

1.98	“Settlor’s Extraordinary Report” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.99	“Settlor’s Regular Report” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement

1.100	Settlor’s Regular Report Deadline” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.101	“Spread B” means 1.200% per annum.

1.102	“Status of the Establishment of the Collateral” described in Schedule 2 means the specifics of the assets offered as security under the Security Assignment Agreement (Joto Tanpo Settei Keiyaku) executed on June 30, 2003 by and between the Borrower and FUJITSU LIMITED, and the specifics of the assets offered as a first-priority mortgage under the Mortgage Agreement and the Letter Concerning the Establishment of Security Interests (Tanpo Sashiire Sho) executed on June 30, 2003 by and between the Borrower and FUJITSU LIMITED.

1.103	“Subsidiary” means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interest (in the case of parties other than corporations) is owned or controlled directly or indirectly by a party, one or more of its Subsidiaries, or a combination thereof.

1.104	“Successive Lender” has the meaning given in Clause 31.2.

1.105	“Taxes and Public Charges” means all public taxes or public charges including income taxes, corporate taxes and other taxes, which are applicable in Japan.

1.106	“Temporary Advancement” means, with respect to the Borrower’s repayment on a Due Date, a payment made by the Agent to the Lenders B before the completion of the Borrower’s repayment of an amount equivalent to the amount to be distributed to the Lenders B in accordance with Clause 19; or with respect to the Individual Loans B made by the Lenders B on the Drawdown Date, a payment made by the Agent to the Borrower before the Lender B’s making the Individual Loan B of an amount equivalent to the amount of the Individual Loan B to be made to the Borrower.

1.107

“Temporary Advancement Costs” means, in cases where the Agent makes a Temporary Advancement, the amount calculated as the amount of Temporary Advancement, multiplied by (i) the Funding Rate, and (ii) the actual number of days of the Temporary Advancement Period. “Temporary Advancement Period” means the period commencing on the date (exclusive) that a Temporary Advancement is made and ending on the date (inclusive) that such Temporary Advancement is cleared, and the “Funding Rate” means the interest rate that the

(Translation)

Agent reasonably determines as the interest rate to fund the amount of Temporary Advancement throughout the Temporary Advancement Period. The calculation method for such Temporary Advancement Costs shall be on a per diem basis in accordance with the actual number of days of the Temporary Advancement Period, assuming that there are 365 days per year, wherein divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

1.108	“Total Commitment Amount B” means the total of the Commitment Amounts B of All Lenders B.

1.109	“Total Outstanding Balance B” means the total principal amount of the Outstanding Individual Loan B Money owed to All Lenders B.

1.110	“Trustee” means MIZUHO TRUST & BANKING CO., LTD. (including its successor trustee), as the trustee pursuant to the Accounts Receivables Trust Agreement.

1.111	“Trustee’s Extraordinary Report” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.112	“Trustee’s Regular Report” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.113	“Trust Property Maintenance Standards” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.114	“Trust Receivables” has the meaning given in Clause 1 of the Accounts Receivables Trust Agreement.

1.115	“Unused Commitment Amount B” means the amount calculated as the Commitment Amount B less the total principal amount of the Outstanding Individual Loan B Money, and the Unused Commitment Amount B in relation to each Lender B shall mean the amount calculated as the Commitment Amount B in relation to such Lender B less the total principal amount of the Outstanding Individual Loan B Money in relation to such Lender B.

2.	RIGHTS AND OBLIGATIONS OF LENDERS B

2.1	The Lenders B shall owe the Lending Obligations B.

2.2	Unless otherwise provided for in this Agreement, the obligations of each Lender B under this Agreement shall be independent, and a Lender B shall not be released from its obligations under this Agreement due to any other Lenders B failing to perform their obligations. A Lender B shall not be responsible for any failure of other Lenders B to perform their obligations under this Agreement.

2.3

If a Lender B, in breach of its Lending Obligation B, fails to make an Individual Loan B on the Desired Drawdown Date B, such Lender B shall, upon request by the Borrower, immediately compensate the Borrower for all damages, losses and expenses incurred by the Borrower as a result of such breach; provided, however,

(Translation)

that the maximum amount of such compensation to the Borrower for the damages, losses and expenses incurred shall be the difference between (i) the interest and other expenses that is required or would be required to be paid if the Borrower separately made a drawdown as a result of such Lender B’s failure to make the Individual Loan B on the Desired Drawdown Date B, and (ii) the interest and other expenses that would have been required to be paid if the Individual Loan B were made on the Desired Drawdown Date B.

2.4	Unless otherwise provided for in this Agreement, each Lender B may exercise its rights under this Agreement separately and independently.

3.	USE OF PROCEEDS

The Borrower shall use the money raised by the Loan B as working capital.

4.	CONDITIONS PRECEDENT FOR EFFECTIVENESS OF THIS AGREEMENT

This Agreement shall take effect upon the condition that the Borrower submit all of the following documents to the Agent and All Lenders B, and the Agent and All Lenders B are satisfied with the details thereof:

(i)	the certificate of seal registration of the representative of the Borrower who signs and affixes his seal to this Agreement dated on or after December 25, 2003;

(ii)	a certified copy of the certificate of corporate registration (certificate of complete company resume or the certificate of complete present company resume) of the Borrower dated on or after December 25, 2003;

(iii)	a copy of the Articles of Incorporation of the Borrower with certification (dated on or after December 25, 2003) attached thereto certifying that it is a copy of the original; and

(iv)	a written confirmation prepared by the Borrower’s Representative Director certifying that all internal procedures necessary for the execution of this Agreement and the drawdown pursuant to this Agreement have been completed.

5.	CONDITIONS PRECEDENT FOR LENDING OBLIGATIONS B

5.1	The Lender B shall owe the Lending Obligations B upon the condition (irrespective of whether or not notice under Clause 8.1 was given) that all of the conditions set forth in each of the following items are satisfied at the time of making the Individual Loan B. The satisfaction of such conditions shall be determined individually by each Lender B, and no other Lender B or the Agent shall be responsible for a Lender B’s determination or refusal to make a Loan B.

(i)	The application for a drawdown satisfies the requirements set forth under Clause 6.1.

(Translation)

(ii)	The Lending Obligations B of All Lenders B have not been exempted pursuant to Clause 12.1.

(iii)	The Accounts Receivables Trust Agreement, the Floating Pledge Agreement and the Creditors’ Agreement have all been entered into and are validly existing.

(iv)	All the matters described in each item of Clause 20 hereof, Clause 7.1 of the Accounts Receivables Trust Agreement and Clause 4.1 of the Floating Pledge Agreement are true and correct.

(v)	The Borrower has not breached any provision of this Agreement, the Accounts Receivables Trust Agreement or the Floating Pledge Agreement, and there is no threat that such breach may occur on or after the relevant Desired Drawdown Date B.

(vi)	No consultation pursuant to the provisions of Clause 34.2 has been held.

(vii)	The Borrower has obtained approval from FUJITSU LIMITED with respect to the assignment of Trust Receivables pursuant to the Accounts Receivables Trust Agreement, in the form of a document bearing a certified date (kakutei-hizuke), as provided for in Clause 10.1 of the Accounts Receivables Trust Agreement. (Further, the original of such written approval has been delivered to the Trustee, and the Trustee has delivered a copy thereof to the Agent, attaching thereto a certification certifying that such copy is a true and accurate copy of the original and that the original is retained by the Trustee.)

(viii)	The Borrower has obtained the Trustee’s approval without objection with respect to the creation of the floating pledge pursuant to the Floating Pledge Agreement, in the form of a document bearing a certified date (kakutei-hizuke), as provided for in Clauses 3.2 and 3.3 of the Floating Pledge Agreement. (Further, the original of such written approval has been delivered to the Agent.)

(ix)	An account in the name of the Trustee has been established at the Uchisaiwaicho Corporate Banking Division of MIZUHO CORPORATE BANK, LTD. as the account for receiving transfer of the amount of Trust Receivables collections with respect to the Fixed Trust Receivables.

(x)	The Unused Commitment Amount A is zero as of the Desired Drawdown Date B set forth in the Drawdown Application.

(xi)

(i) The Fixed Trust Property Value on the Trustee’s Regular Report or the Trustee’s Extraordinary Report, whichever is the most recent as of 10 a.m. on the third (3rd) Business Day prior to the Desired Drawdown Date B set forth in the Drawdown Application, is maintained at an amount that is no less than the Total Outstanding Balance A as of the Desired Drawdown Date B, and (ii) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) on the Trustee’s Regular Report or the Trustee’s Extraordinary

(Translation)

Report, whichever is the most recent as of 10 a.m. on the third (3rd) Business Day prior to the Desired Drawdown Date B set forth in the Drawdown Application, is maintained at an amount that is no less than 120% of the Total Outstanding Balance after making the Individual Loan B minus the Fixed Trust Property Value on the Trustee’s Regular Report or the Trustee’s Extraordinary Report.

(xii)	The Fixed Trust Property Value on the Trustee’s Regular Report or the Trustee’s Extraordinary Report, whichever is the most recent as of 11 a.m. on the Business Day immediately preceding the Desired Drawdown Date B set forth in the Drawdown Application, is maintained at an amount that is no less than the Total Outstanding Balance A as of the Desired Drawdown Date B, and (ii) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) on the Trustee’s Regular Report or the Trustee’s Extraordinary Report, whichever is the most recent as of 11 a.m. on the Business Day immediately preceding the Desired Drawdown Date B set forth in the Drawdown Application, is maintained at an amount that is no less than 120% of the Total Outstanding Balance after making the Individual Loan B minus the Fixed Trust Property Value on the Trustee’s Regular Report or the Trustee’s Extraordinary Report.

5.2	Even if the condition provided for under Clause 5.1(xii) is not satisfied, if all of the other conditions provided for under each of the other items of Clause 5.1 are satisfied, the Lender B shall, in accordance with the provisions of Clause 7.4, owe the Lending Obligations B with respect to amounts that are no less than 100 million yen and in increments of 100 million yen, to the extent that (i) the Fixed Trust Property Value is maintained at an amount that is no less than the Total Outstanding Balance A, and (ii) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) is maintained at an amount that is no less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value.

6.	APPLICATION FOR DRAWDOWN

6.1	The Borrower may apply for a drawdown pursuant to the terms of this Agreement during the Drawdown Application Period. If the Borrower desires to drawdown a Loan B pursuant to this Agreement, the Borrower shall submit to the Agent a document specifying the matters set forth under each of the following items, indicating its intention to apply for a drawdown (the “Drawdown Application”), by 10 a.m. on the third (3rd) Business Day prior to the Desired Drawdown Date B. In this case, the matters set forth under each of the following items shall satisfy the conditions provided for in the respective items.

(i)	The amount of Individual Loan B that the Borrower desires to drawdown (the “Desired Drawdown Amount”):

The Desired Drawdown Amount shall be no less than 100 million yen and in increments of 100 million yen, and, at the same time, an amount where the Lending Obligation B of each Lender B does not exceed the Unused Commitment Amount B in relation to the relevant Lender B as of the Desired Drawdown Date B.

(Translation)

(ii)	The date that the Borrower desires the drawdown (the “Desired Drawdown Date B”):

The Desired Drawdown Date B shall be a Business Day during the Drawdown Period.

(iii)	The repayment time of the principal and interest of the Individual Loan B in relation to such Drawdown Application (the “Repayment Date”):

The Repayment Date shall be a day corresponding to one (1) week or one (1) month after the Desired Drawdown Date B (provided, however, that if such corresponding day falls on a day other than a Business Day, the following Business Day shall be the Repayment Date, and if such following Business Day occurs in the following month, the immediately preceding Business Day shall be the Repayment Date), but may not be after April 24, 2005.

6.2	The indication of intention to apply for a drawdown pursuant to Clause 6.1 shall be effective with respect to All Lenders B upon the Agent receiving the Drawdown Application. When the Agent receives a Drawdown Application from the Borrower, the Agent shall notify All Lenders B of the Borrower’s application for a drawdown and the details thereof, by sending a copy of the Drawdown Application to All Lenders B during the third (3rd) Business Day prior to the Desired Drawdown Date B. The Agent shall retain the original of the Drawdown Application on behalf of All Lenders B until the Outstanding Individual Loan B Money advanced in response to such application is fully repaid.

7.	MAKING OF LOANS B

7.1	If a Lender B receives an application for a drawdown in accordance with Clause 6 and does not give notice pursuant to Clause 8.1, and all conditions set forth in Clause 5 are satisfied at the time of the drawdown of the Individual Loan B, the Lender B shall remit the Individual Loan B Amount to the Agent’s Account by 11 a.m. on the Desired Drawdown Date B. The Individual Loan B shall be deemed to have been made by that Lender B as of the time that the Agent remits such money to the Borrower’s Settlement Account from the Agent’s Account. Provided, however, that with respect to the drawdown of the Individual Loan B in relation to a Refinancing Loan B, the Lender B shall offset (a) the principal amount of the Outstanding Individual Loan B Money in relation to the Refinanced Loan B as of the Desired Drawdown Date B, and (b) the Individual Loan B Amount in relation to the Refinancing Loan B, and according to the result thereof, shall treat the drawdown of such Individual Loan B as follows.

(i)	If the Individual Loan B Amount in relation to the Refinancing Loan B exceeds the amount equivalent to the principal of the Outstanding Individual Loan B Money in relation to the Refinanced Loan B:

If the Lender B receives an application for a drawdown in accordance with Clause 6 and does not give notice pursuant to Clause 8.1, and all conditions

(Translation)

set forth in each item of Clause 5 are satisfied at the time of making the Individual Loan B, the Lender B shall remit to the Agent’s Account the amount of the difference between the Individual Loan B Amount in relation to the Refinancing Loan B and the amount equivalent to the principal of the Outstanding Individual Loan B Money in relation to the Refinanced Loan B by 11 a.m. on the Desired Drawdown Date B. The Individual Loan B in relation to the Refinancing Loan B shall be deemed to have been made in the full Individual Loan B Amount in relation to the Refinancing Loan B as of the time that the Agent transfers such money to the Borrower’s Settlement Account after withdrawing it from the Agent’s Account. Provided, however, that even if the Lender B remits the amount of the difference between the Individual Loan B Amount and the amount equivalent to the principal of the Outstanding Individual Loan B Money to the Borrower’s Settlement Account, if the interest on the Refinanced Loan B is not paid by the Due Time, the Individual Loan B in relation to the Refinancing Loan B shall be deemed not to have been made.

(ii)	If the Individual Loan B Amount in relation to the Refinancing Loan B is less than or equal to the amount equivalent to the principal of the Outstanding Individual Loan B Money in relation to the Refinanced Loan B:

If the Lender B receives an application for a drawdown in accordance with Clause 6 and does not give notice pursuant to Clause 8.1, and all conditions set forth in each item of Clause 5 are satisfied, the Individual Loan B in relation to the Refinancing Loan B shall be deemed to have been made in the full Individual Loan B Amount in relation to the Refinancing Loan B as of the Due Time of the Refinanced Loan B. Provided, however, that if the Borrower does not pay the full amount of the difference between the Outstanding Individual Loan B Amount in relation to the Refinanced Loan B and the Individual Loan B Amount and the interest accrued on the Refinanced Loan B by the Due Time, the Individual Loan B in relation to the Refinancing Loan B shall be deemed not to have been made.

7.2	When the Loan B is made pursuant to Clause 7.1, the Borrower shall immediately send to the Agent a written receipt describing the amount of the Loan B and the specifics of the Individual Loan B. The Agent shall, upon receiving such receipt, promptly provide a copy thereof to the Lender B who made the Individual Loan B. The Agent shall retain the original receipt on behalf of that Lender B until the Outstanding Individual Loan B Money in relation to such Individual Loan B is repaid in full.

7.3	If notice under Clause 8.1 is not given, the Agent may make the Individual Loan B on behalf of a Lender B through Temporary Advancement (provided, however, that the Agent shall be under no obligation to make such Temporary Advancement). After such Temporary Advancement, the relevant Lender B shall remit the full equivalent amount of the Individual Loan B Money to the Agent’s Account by 11 a.m. on the Desired Drawdown Date B, and if such remittance is not completed by that time, the Lender B shall, promptly upon the Agent’s request, pay to the Agent the Temporary Advancement Costs required in making such Temporary Advancement.

(Translation)

7.4	If it is found, on or after 10 a.m. on the third (3rd) Business Day prior to the Desired Drawdown Date B, and before 11 a.m. on the Business Day immediately preceding the same Desired Drawdown Date B, that (i) the Fixed Trust Property Value on the most recent Trustee’s Regular Report or the Trustee’s Extraordinary Report made by 11 a.m. on the Business Day immediately preceding that Desired Drawdown Date B cannot be maintained at an amount that is not less than the Total Outstanding Balance A as of the Desired Drawdown Date B, or (ii) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) on the most recent Trustee’s Regular Report or the Trustee’s Extraordinary Report made by 11 a.m. on the Business Day immediately preceding that Desired Drawdown Date B cannot be maintained at an amount that is not less than 120% of the Total Outstanding Balance after making the Individual Loan B minus the Fixed Trust Property Value on the Trustee’s Regular Report or the Trustee’s Extraordinary Report (the date on which such fact is found shall hereinafter be referred to as the “Discovery Date”), the Individual Loan B shall be made in the maximum amount (the “Reduced Drawdown Amount”) to the extent that (i) such Fixed Trust Property Value can be maintained at an amount that is not less than the Total Outstanding Balance A as of the Desired Drawdown Date B, and (ii) such Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) can be maintained at an amount that is not less than 120% of the Total Outstanding Balance after making the Individual Loan B minus such Fixed Trust Property Value, provided that such amount is not less than 100 million yen and in increments of 100 million yen, and the loan amount in relation to the Lending Obligation B of each Lender B in this case shall be the amount calculated as the Reduced Drawdown Amount multiplied by the Commitment Ratio B of each Lender B (making such loan in the amount less than the Desired Drawdown Amount shall hereinafter be referred to as the “Reduced Drawdown”). The Borrower shall be responsible for any damages, losses or expenses incurred by the Lender B or the Agent as a result of the Reduced Drawdown.

7.5	The procedures in relation to a Reduced Drawdown shall be as follows.

(i)	The Agent shall, during the Discovery Date, notify the Borrower and the Lender B (a) that a Reduced Drawdown is required to be made, (b) the loan amount in relation to the Lending Obligation B of each Lender B, and (c) that the Lender B is required to notify the Agent, by 12 p.m. on the second (2nd) Business Day after the Discovery Date of the amount of the Reduced Drawdown Break Funding Cost together with the calculation basis thereof.

(ii)	Each Lender B shall, by 12 p.m. on the second (2nd) Business Day after the Discovery Date, notify the Agent of the amount of the Reduced Drawdown Break Funding Cost in relation to such Lender B together with the calculation basis thereof.

(iii)	The Borrower shall, during the Business Day immediately preceding the Desired Drawdown Date B, submit to the Agent a written confirmation stating its approval of the Reduced Drawdown. If such written confirmation is not submitted during the Business Day immediately preceding the Desired Drawdown Date B, the Lender B may elect not to make the Reduced Drawdown.

(Translation)

(iv)	The Borrower shall pay the Reduced Drawdown Break Funding Cost in accordance with the provisions of Clause 18 on the third (3rd) Business Day after the Discovery Date.

8.	REFUSAL TO MAKE LOANS B

8.1	A Lender B who decides not to make the Individual Loan B for the reason that all or part of the conditions under Clause 5 are not satisfied (the “Non-Drawdown Lender B”) may notify the Agent, the Borrower and all other Lenders B of the decision with the reason affixed thereto by 3 p.m. on one (1) Business Day prior to the Desired Drawdown Date B. Provided, however, that if, notwithstanding the satisfaction of all the conditions under Clause 5, such notice is given and the Individual Loan B is not made, the Non-Drawdown Lender B shall not be released from liabilities arising from a breach of its Lending Obligations B.

8.2	The Borrower shall be responsible for any damages, losses or expenses incurred by the Non-Drawdown Lender B or the Agent as a result of Non-Drawdown Lender B not being able to make the Individual Loan B. Provided, however, that the foregoing shall not apply if the failure to make the Individual Loan B constitutes a breach of such Non-Drawdown Lender B’s Lending Obligations B.

9.	REPAYMENT OF PRINCIPAL

The Borrower shall pay the principal amount of each Individual Loan B on the Repayment Date in accordance with the provisions of Clause 18.

10.	INTEREST

10.1	The Borrower shall pay on the Repayment Date of the Individual Loan B, in accordance with the provisions of Clause 18, the amount of interest on such Individual Loan B calculated by multiplying the principal amount in relation to the Individual Loan B by the Applicable Interest Rate B, calculated on a per diem basis in accordance with the actual number of days of the Loan Term.

10.2	The calculation method of interest under Clause 10.1 shall be on a per diem basis, inclusive of the first day and exclusive of the last day, assuming that there are 365 days per year, wherein divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

11	COMMITMENT FEE B

11.1	The Borrower shall pay on the fifth (5th) Business Day after the final date of each Commitment Fee B Calculation Period, in accordance with the provisions of Clause 18, a Commitment Fee B in the amount (fractions less than one yen shall be rounded down) calculated as the total amount of the Unused Commitment Amount B with respect to each Lender B on each day during each Commitment Fee B Calculation Period (provided that the Unused Commitment Amount B on the Drawdown Date shall be the Unused Commitment Amount B after making the Individual Loan B on that Drawdown Date), multiplied by the Commitment Fee B Rate, and divided by 365.

(Translation)

11.2	The Borrower shall not be required to make payments with respect to the Commitment Fee B in relation to the Default Period to any Lender B who fails to perform its Lending Obligations B (the “Defaulting Lender B”). The Commitment Fee B in relation to the Default Period shall be the amount (fractions less than one yen shall be rounded down) calculated as the total amount of the Unused Commitment Amount B with respect to such Defaulting Lender B on each day during such Default Period, multiplied by the Commitment Fee B Rate, and divided by 365. In this Clause 11.2, the “Default Period” shall mean the period commencing on the day (inclusive) on which an event of default occurs, and ending on the day (inclusive) before the day on which the default is remedied, and the day on which a default is remedied shall be determined as follows:

(i)	if the Defaulting Lender B offers to the Borrower via the Agent to make the Individual Loan B at a later date pursuant to the application for a drawdown in respect of which the Defaulting Lender B has failed to perform its Lending Obligation B, and the Borrower accepts such offer and such Individual Loan B is made, the date the Individual Loan B is made;

(ii)	if the Borrower refuses the offer in the preceding item, the date that the offer is refused; if the Agent does not receive notice from the Borrower of its acceptance or refusal of the offer within two (2) Business Days after the offer is made under the preceding item, the offer shall be deemed to have been refused by the Borrower; and

(iii)	for those cases other than the cases of the preceding two items, the date determined by the Borrower, the Defaulting Lender B and the Agent upon consultation.

11.3	If an Exemption Event occurs, the Borrower shall not be required to make payments to All Lenders B, with respect to the Commitment Fee B in relation to the Exemption Period. The Commitment Fee B in relation to the Exemption Period shall be the amount (fractions less than one yen shall be rounded down) calculated as the total amount of the Unused Commitment Amount B with respect to each Lender B on each day during such Exemption Period, multiplied by the Commitment Fee B Rate, and divided by 365.

11.4	If the Costs Increased Lender B ceases to owe its Lending Obligations B pursuant to the provisions of Clause 13.5, the Borrower shall not be required to pay to such Costs Increased Lender B, with respect to the Commitment Fee B in relation to the period after the termination of this Agreement with respect to that Costs Increased Lender B, the amount (fractions less than one yen shall be rounded down) calculated as the total amount of the Unused Commitment Amount B with respect to such Costs Increased Lender B on each day during the period commencing on the day (inclusive) on which the Costs Increased Lender B ceases to owe its Lending Obligations B and ending on the Drawdown Application Period Final Date (inclusive), multiplied by the Commitment Fee B Rate, and divided by 365.

11.5	If this Agreement is terminated with respect to any Lender B or All Lenders B pursuant to the provisions of Clause 34, the Borrower shall not be required to pay to

(Translation)

that Lender B, with respect to the Commitment Fee B in relation to the period after the termination of this Agreement with respect to that Lender B, the amount (fractions less than one yen shall be rounded down) calculated as the total amount of the Unused Commitment Amount B with respect to each Lender B on each day during the period from the day (inclusive) of termination of this Agreement with respect to that Lender B and ending on the Drawdown Period Termination Date (inclusive) (provided that the related provisions of this Agreement shall remain effective with respect to the Lender B after the termination of this Agreement to the extent necessary in calculating the Commitment Fee B that is not required to be paid pursuant to this Clause 11.5; provided further, that with respect to the day repayment is made in relation to an Individual Loan B, the Unused Commitment Amount B after such repayment shall be used as the basis for such calculation), multiplied by the Commitment Fee B Rate, and divided by 365.

11.6	In calculating the Commitment Fee B pursuant to Clause 11.1, divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

12.	EXEMPTION OF LENDER B

12.1	The Lender B shall not owe the Lending Obligations B during the Exemption Period.

12.2	If the Agent becomes aware that an Exemption Event has occurred, the Agent shall immediately notify the Borrower and All Lenders B of such event in writing.

12.3	After notice under Clause 12.2 is given, when the Majority Lenders B determine that the Exemption Event in relation to such notice has been resolved, the Agent shall immediately notify the Borrower and All Lenders B thereof.

13.	INCREASED COSTS

13.1	A Costs Increased Lender B may, by notifying the Borrower in writing via the Agent, request the Borrower to elect either to bear the Increased Costs or to terminate this Agreement with respect to the Costs Increased Lender B. The Borrower shall respond to such request by giving written notice to the Costs Increased Lender B via the Agent.

13.2	If the Borrower elects to bear the Increased Costs in response to the Costs Increased Lender B’s request under Clause 13.1, the Borrower shall pay, in accordance with the provisions of Clause 18, the Costs Increased Lender B the money equivalent to such Increased Costs.

13.3	If the Borrower elects to terminate this Agreement with respect to the Costs Increased Lender B in response to the request under Clause 13.1, the Borrower shall notify the Agent and All Lenders B in writing by ten (10) Business Days prior to the date the Borrower desires this Agreement to be terminated (the “Desired Termination Date”), of (a) the desire to terminate this Agreement with respect to the Costs Increased Lender B, and (b) the Desired Termination Date.

(Translation)

13.4	If there remains an Individual Loan B with a Repayment Date that arrives on or after the day following the Desired Termination Date, the Costs Increased Lender B shall notify the Agent of the Break Funding Cost by two (2) Business Days prior to the Desired Termination Date. After receiving such notice, the Agent shall notify the Borrower of the same by one (1) Business Day prior to the Desired Termination Date.

13.5	In the event that notice under Clause 13.3 is given, the Costs Increased Lender B’s Lending Obligation B shall be extinguished, and thereupon this Agreement shall terminate only with respect to the Costs Increased Lender B. In this case, the Borrower shall pay to the Costs Increased Lender B on the Desired Termination Date, in accordance with the provisions of Clause 18, all obligations it owes to the Costs Increased Lender B pursuant to this Agreement. Until the Borrower completes the performance of all obligations it owes to the Costs Increased Lender B under this Agreement, the relevant provisions of this Agreement regarding the performance of such obligations shall remain in full force and effect with respect to the Costs Increased Lender B. Further, in this case, the Commitment Ratio B of the Lenders B other than the Costs Increased Lender B shall be modified as follows:

(i)	The Total Commitment Amount B will be modified to an amount calculated as the Total Commitment Amount B before modification less the Commitment Amount B of such Costs Increased Lender B.

(ii)	The Commitment Ratio B of the Lenders B other than the Costs Increased Lender B shall be modified to the ratio of the loan amount of each Lender B to the Total Commitment Amount B after the modification under the immediately preceding Item (i).

14.	PREPAYMENT

14.1	The Borrower may not prepay all or any part of the principal of the Loan B before its Due Date (a “Prepayment”). Provided, however, that this shall not apply if the Prepayment is made pursuant to Clause 13 or Clause 34, or if the Borrower, in accordance with the procedures set forth below, obtains the prior written approval of all of the Lenders B who made the Individual Loan B in respect of which the Borrower gives notice of its desire to make a Prepayment (the “Relevant Prepayment Lenders B”), and the Agent.

14.2

If the Borrower desires to make a Prepayment, the Borrower shall give a written notice to the Agent no later than ten (10) Business Days prior to the date the Borrower desires to make the Prepayment (the “Desired Prepayment Date”), stating (a) the Drawdown Date, the Repayment Date and the principal amount of the Individual Loan B for which the Borrower desires to make a Prepayment, (b) the principal amount for which the Borrower desires to make a Prepayment (not less than 100 million yen, and in increments of 100 million yen), (c) that the Borrower will pay in full on the Desired Prepayment Date, the interest on the principal amount for which the Borrower desires to make a Prepayment that has accrued by the Desired Prepayment Date (inclusive) (the “Accrued Interest”), and (d) the Desired Prepayment Date. The Agent shall notify the Relevant Prepayment Lenders B of items (a) through (d) of this Clause 14.2 by the Business Day immediately following the day the Agent receives notice from the Borrower, whereupon the Relevant

(Translation)

Prepayment Lenders B shall notify the Agent no later than five (5) Business Days prior to the Desired Prepayment Date of whether or not they approve such Prepayment. If such notice by any of the Relevant Prepayment Lenders B does not reach the Agent by five (5) Business Days prior to the Desired Prepayment Date, it shall be deemed that the Relevant Prepayment Lenders B did not approve such Prepayment. The Agent shall judge the acceptability of the Prepayment by four (4) Business Days prior to the Desired Prepayment Date, and notify the result to the Borrower and the Relevant Prepayment Lenders B.

14.3	The Relevant Prepayment Lenders B who approve the Prepayment in accordance with Clause 14.2 shall notify the Agent of the Break Funding Cost no later than two (2) Business Days prior to the Desired Prepayment Date. After receiving such notice, the Agent shall notify the Borrower of the same no later than one (1) Business Day prior to the Desired Prepayment Date. The Borrower shall pay on the Desired Prepayment Date to the Relevant Prepayment Lenders B who approve the Prepayment, in accordance with Clause 18, the total of the principal, the Accrued Interest and the Break Funding Cost in respect of the Loan B subject to such Prepayment.

14.4	If it is found that the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) cannot be maintained at an amount that is not less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value as of each Collection Calculation Date, the Borrower shall make the Prepayment in accordance with the following procedures, no later than three (3) Business Days after the date such fact is found (if such fact is found at or after 11 a.m. on the Business Day immediately preceding the Drawdown Date to the Drawdown Date, including the Business Day immediately preceding the Drawdown Date; the “Discovery Date” in this Clause 14.4), with respect to all of the Loan Receivables B or a part sufficient to maintain the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) as of such Collection Calculation Date at an amount that is not less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value as of such Collection Calculation Date. Provided, however, that this shall not apply if the Borrower additionally entrusts the Trustee with monies sufficient to satisfy the Trust Property Maintenance Standards in accordance with the provisions of the Accounts Receivables Trust Agreement during the Business Day immediately following the Discovery Date, upon notifying the Trustee and the Agent of its intent to entrust additional funds (by submitting an Application for Additional Entrustment of Funds) no later than 11 a.m. on the Business Day immediately following the Discovery Date.

(i)	The Borrower shall notify the Agent of the principal amount subject to the Prepayment no later than 11 a.m. on the Business Day immediately following the Discovery Date (if it discovers such fact).

(ii)	The Agent shall notify the Relevant Prepayment Lenders B and the Borrower by the Business Day immediately following the Discovery Date, of (a) the principal amount subject to the Prepayment, (b) the interest on the principal amount subject to the Prepayment that has accrued by the date (inclusive) the Prepayment will be made (the “Accrued Interest”), and (c) the date the Prepayment will be made.

(Translation)

(iii)	Each of the Relevant Prepayment Lenders B receiving the notice pursuant to the preceding Item (i) shall notify the Agent of the Break Funding Cost in relation to such Relevant Prepayment Lender B no later than 12 p.m. on one (1) Business Day prior to the date the Prepayment will be made, and after receiving such notice, the Agent shall notify the Borrower of the same no later than one (1) Business Day prior to the date the Prepayment will be made.

(iv)	The Borrower shall pay the total amount of the principal of the Loan B subject to Prepayment, and the Accrued Interest and Break Funding Costs thereon on the third (3rd) Business Day after the Discovery Date, in accordance with the provisions of Clause 18.

14.5	If the Borrower makes the Prepayment with respect to a part of the Loan Receivables B in accordance with Clause 14.4, the Borrower shall first repay the Loan Receivables B in relation to the Individual Loan B of which the Drawdown Date arrives last, in the whole or any part thereof in an amount not less than 100 million yen and in increments of 100 million yen sufficient to satisfy the Trust Property Maintenance Standards, and if the repayment of all of the Loan Receivables B in relation to the Individual Loan B of which the Drawdown Date arrives last is still not sufficient to satisfy the Trust Property Maintenance Standards, then the Borrower shall repay the Loan Receivables B in relation to the Individual Loan B of which the Drawdown Date arrives the next latest, in the whole or any part thereof in an amount not less than 100 million yen and in increments of 100 million yen sufficient to satisfy the Trust Property Maintenance Standards, and the same shall apply thereafter.

15.	DEFAULT INTEREST

15.1	If the Borrower defaults in the performance of its obligations under this Agreement owing to a Lender B or the Agent, the Borrower shall, immediately upon the Agent’s request and in accordance with Clause 18, for the period commencing on the Due Date (inclusive) of such defaulted obligation (the “Defaulted Obligations”) and ending on the day (inclusive) the Borrower performs all Defaulted Obligations, pay default interest calculated by multiplying the amount of the Defaulted Obligations by the higher of either (to the extent permitted by Laws and Ordinances) (i) the rate obtained by adding the rate of 2% per annum to the reasonable cost (calculated at the interest rate that the creditor reasonably decides upon) incurred by the creditor of the Defaulted Obligations for raising the amount in default, or (ii) the rate of 14% per annum.

15.2	The calculation method for default interest under Clause 15.1 shall be on a per diem basis in accordance with the actual number of days from the Due Time (inclusive) of such obligations to the date (inclusive) such obligations are repaid, assuming that there are 365 days per year, wherein divisions shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

(Translation)

16.	AGENCY FEE

The Borrower shall pay the Agency Fee to the Agent as separately agreed between the Borrower and the Agent, as consideration for the performance of the Agent Services.

17.	EXPENSES; TAXES AND PUBLIC CHARGES

17.1	All expenses (including attorney’s fees) incurred in connection with the preparation and any revision or amendment of this Agreement, and all expenses (including attorney’s fees) incurred in relation to the maintenance and enforcement of the rights or the performance of the obligations by the Lender B and the Agent pursuant to this Agreement shall be borne by the Borrower to the extent permitted by Laws and Ordinances. If any Lender B or the Agent pays these expenses in the place of the Borrower, the Borrower shall, immediately upon the Agent’s request, pay the same in accordance with the provisions of Clause 18.

17.2	All stamp duties and any other similar Taxes and Public Charges incurred in relation to the preparation, amendment and enforcement of this Agreement and any documents related hereto shall be borne by the Borrower. If any Lender B or the Agent pays these Taxes and Public Charges in the place of the Borrower, the Borrower shall, immediately upon the Agent’s request, pay the same in accordance with the provisions of Clause 18.

18.	PERFORMANCE OF BORROWER’S OBLIGATIONS

18.1	In order to repay the obligations under this Agreement, the Borrower shall remit the relevant amount to the Agent’s Account (i) by the Due Time, for those obligations with a Due Date provided for herein, or (ii) immediately upon the Agent’s request, for those obligations with a Due Date not provided for herein. In such cases, the Borrower’s obligations to the Agent or a Lender B shall be deemed to have been performed upon the time of the remittance of the relevant amount to the Agent’s Account.

18.2	Unless otherwise provided for in this Agreement, a payment by the Borrower directly to a Lender B other than the Agent contrary to the provisions of Clause 18.1 of amounts owing under this Agreement shall not be deemed to constitute the due performance of obligations under this Agreement. In this case, the Lender B receiving such payment shall immediately pay the money it receives to the Agent, and the obligations with respect to such money shall be deemed to have been performed upon the Agent’s receipt of such money. Provided, however, that in the case that the Borrower, upon giving prior written notice to the Agent, disposes (nin-i-baikyaku) of the assets subject to floating security interest (ne-tanpoken) (other than the floating pledge pursuant to the Floating Pledge Agreement) that have been granted in favor of a Lender B as the secured party of the floating security interest, and directly pays to that Lender B the proceeds it receives from such disposal in order to perform its obligations under this Agreement, such direct payment shall be considered to constitute the due performance of obligations under this Agreement. The Borrower may not perform its obligations under this Agreement by deed-in-lieu of performance (daibutsu bensai) unless the Agent and All Lenders B give their prior written approval.

(Translation)

18.3	The Borrower’s payments pursuant to this Clause 18 shall be appropriated in the order set forth below; provided, however, that the provisions of Clause 19.4 shall apply if any obligation of the Borrower becomes immediately due and payable pursuant to Clause 24:

(i)	those expenses to be borne by the Borrower under this Agreement that the Agent has incurred in the place of the Borrower, and the Agency Fee;

(ii)	those expenses to be borne by the Borrower under this Agreement that are payable to a third party;

(iii)	those expenses to be borne by the Borrower under this Agreement that any Lender B has incurred in place of the Borrower;

(iv)	the default interest and the Break Funding Cost in relation to the Loan B;

(v)	the Commitment Fee B;

(vi)	the interest on the Loan B; and

(vii)	the principal of the Loan B.

18.4	If, in appropriating the Borrower’s payments under Clause 18.3, the amount to be appropriated falls short of the amount outlined in any of the items thereunder, with respect to the first item not fully covered (the “Item Not Fully Covered”), the amount remaining after appropriation to the item of the next highest order of priority shall be appropriated after prorating such remaining amount in proportion to the amount of the individual payment obligations owed by the Borrower regarding the Item Not Fully Covered that have become due and payable.

18.5	Unless otherwise required by Laws and Ordinances, the Borrower shall not deduct Taxes and Public Charges from the amount of obligations to be paid pursuant to this Agreement. If it is necessary to deduct Taxes and Public Charges from the amount payable by the Borrower, the Borrower shall additionally pay the amount necessary in order for the Lender B to be able to receive the amount that it would receive if no Taxes and Public Charges were imposed. In such cases, the Borrower shall, within thirty (30) days from the date of payment, directly send to the Lender B the certificate of tax payment in relation to withholding taxes issued by the tax authorities or other competent governmental authorities in Japan.

19.	DISTRIBUTION TO LENDERS B

19.1	If any amounts remain after deducting an amount equivalent to the amounts described in Clause 18.3(i) and Clause 18.3(ii) from the amount paid by the Borrower pursuant to Clause 18, the Agent shall immediately distribute such remaining amount to the Lenders B in accordance with the provisions of this Clause 19. Provided, however, that if such money is paid by the Borrower pursuant to Clause 13.2 or Clause 13.5, notwithstanding the provisions of this Clause 19, the Agent shall promptly distribute such money to the Costs Increased Lender B.

(Translation)

19.2	If, prior to distribution by the Agent to the Lenders B pursuant to this Clause 19, (a) an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) in relation to the Loan Receivables B is served on the Borrower, or (b) an assignment in relation to the Loan Receivables B is made, the rights and obligations of the Borrower, the Agent and the Lenders B shall be regulated in accordance with the following provisions:

(a)(i)	If the Agent completes the distribution to the Lenders B pursuant to this Clause 19 before receiving notice from the Borrower pursuant to Clause 21.4 that the Borrower has been served an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) with respect to the Loan Receivables B:

In this case, if the creditor obtaining an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae), the Borrower, the Lenders B or any other third party incurs damages, losses or expenses (the “Damages”) as a result of such distribution, the Agent shall not be liable in relation thereto, and the Borrower shall deal with the Damages at its own cost and liability. The Borrower shall compensate the Agent for any Damages incurred by the Agent due to such distribution.

(ii)	If the Agent receives notice from the Borrower pursuant to Clause 21.4 that it has been served an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) on or after the remittance to the Agent’s Account by the Borrower and before completion of the distribution to the Lenders B pursuant to this Clause 19, with respect to the Loan Receivables B in relation to such distribution:

In this case, (1) with respect to the money relating to such notice, the Agent may withhold the distributions pursuant to this Clause 19, and may take other measures in a manner that the Agent deems reasonable; and (2) the Agent shall distribute to All Lenders B other than the Lender B subject to such notice the money paid by the Borrower excluding that which is subject to such notice. If the creditor obtaining an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae), the Borrower, the Lenders B or any other third party incurs any Damages as a result of the distribution by the Agent pursuant to (1) of this Item (ii), the Agent shall not be liable in relation thereto, and the Borrower shall deal with such Damages at its own cost and liability. The Borrower shall compensate the Agent for any Damages incurred by the Agent due to such distribution.

(b)	If the Assignor and the Assignee, under joint names, or if the Borrower, under its single name, notifies the Agent of an assignment of the Loan Receivables B in accordance with Clause 32.1:

In this case, the Agent shall, after receiving either of these notices, immediately commence all administrative procedures necessary in order to treat such Assignee as the creditor of such Loan Receivables B, and the Agent shall be exempt insofar as the Agent treats the previous Lender B as

(Translation)

the party in interest until the Agent notifies the Borrower, the Assignor and the Assignee that such procedures have been completed. If the Assignee or any other third party suffers Damages due to such treatment by the Agent, the Agent shall not be liable in relation thereto, and the Borrower and the Assignor of such Loan Receivables B shall deal with such Damages at their own cost and liability. The Borrower and the Assignor of such Loan Receivables B shall jointly compensate the Agent for any Damages incurred by the Agent arising out of this Item (b).

19.3	The distributions by the Agent to the Lenders B shall be made in order, starting from Clause 18.3(iii) to Clause 18.3(vii). If there is an Item Not Fully Covered regarding the amounts to be distributed, the appropriation and distribution with respect to such Item Not Fully Covered shall be made in accordance with the provisions of Clause 18.4.

19.4	Notwithstanding Clause 18.3, Clause 18.4 and Clause 19.3, if the Borrower’s obligations hereunder become immediately due and payable pursuant to Clause 24, the Agent shall distribute the amount remaining after deducting the amounts described under Clause 18.3(i) and Clause 18.3(ii) from the amount paid by the Borrower, in proportion to the amount of the obligations that the Borrower owes to the Lenders B under this Agreement, in which case such remaining amount shall be appropriated in the order and method that the Agent deems appropriate.

19.5	If the remittance of money by the Borrower provided for in Clause 18.1 fails to be completed by the Due Time, the Agent shall be under no obligation to make the distributions set forth in Clause 19.1 on the same date. In such cases, the Agent shall make such distributions immediately after receiving the remittance from the Borrower, and the Borrower shall bear any damages, losses and expenses incurred by the Lender B or the Agent in connection therewith.

19.6	Upon request from the Agent, and if there are reasonable grounds for such request, the Lenders B receiving such request shall immediately notify the Agent of the amount (including specifics) of the receivables they hold against the Borrower under this Agreement. In this case, the obligation of the Agent to make distributions set forth in Clause 19.1 shall arise at the time all such notices reach the Agent. In the case where a Lender B delays this notice without reasonable cause, such Lender B shall bear all damages, losses or expenses incurred by any Lender B or the Agent due to such delay.

19.7	The Agent may, before the Due Time of any of the Borrower’s obligations, make the distributions to Lenders B in relation to such obligation by Temporary Advancement (provided that the Agent shall be under no obligation to make such Temporary Advancement). If the Borrower’s obligations in relation to such Temporary Advancement are not repaid by the Due Time in accordance with Clause 18, the Lender B who received the distribution pursuant to this Clause 19.7 shall, immediately upon the Agent’s request, reimburse to the Agent for the amount of such Temporary Advancement that it received. The Lender B shall, immediately upon the Agent’s request, pay to the Agent any Temporary Advancement Costs required in making such Temporary Advancement, corresponding to the amount of Temporary Advancement that it received.

(Translation)

20.	BORROWER’S REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to a Lender B and the Agent that each of the following matters is true and correct as of the Execution Date and the Drawdown Date. If any of the matters set forth under each of the following items is found to be untrue, the Borrower shall fully indemnify the Lender B and the Agent for all losses and expenses incurred thereby.

(i)	The Borrower is a stock company duly incorporated and validly existing under the laws of Japan.

(ii)	The Borrower has full legal competence necessary for the execution and performance of the Relevant Agreements, the execution and performance of the Relevant Agreements by the Borrower and any transactions associated therewith are within the corporate purposes of the Borrower and the Borrower has duly completed all procedures necessary therefor under Laws and Ordinances, the Articles of Incorporation and other internal company rules of the Borrower.

(iii)	The execution and performance of the Relevant Agreements by the Borrower and any transactions associated therewith will not result in (a) any violation of Laws and Ordinances that bind the Borrower, (b) any breach of the Articles of Incorporation or other internal company rules of the Borrower, or (c) any breach in any material respect of a third-party contract to which the Borrower is a party or which binds the Borrower or the assets of the Borrower.

(iv)	The person who signs or attaches his or her name and seal to the Relevant Agreements is authorised to sign or attach his or her name and seal to the Relevant Agreements as the representative of the Borrower by all procedures necessary pursuant to Laws and Ordinances, the Articles of Incorporation and other internal company rules of the Borrower.

(v)	The Relevant Agreements constitute legal, valid and binding obligations of the Borrower, and are enforceable against the Borrower in accordance with the terms thereof.

(vi)	The Relevant Agreements (other than this Agreement) are validly formed and exist with the same content as the agreements disclosed to the Agent.

(vii)	All Reports prepared by the Borrower are accurately and duly prepared in accordance with generally accepted accounting standards in Japan.

(viii)	After the last day of the fiscal year ended in March 2003, there has been no material change that will cause a significant deterioration of the business, assets, or financial condition of the Borrower described in the audited fiscal statement of that fiscal year or that may materially affect the performance of the obligations of the Borrower under the Relevant Agreements.

(Translation)

(ix)	No lawsuit, arbitration, administrative procedure, or any other dispute has commenced, or is likely to commence to the best knowledge of the Borrower, with respect to the Borrower, that will or may materially cause adverse effects on the performance of its obligations under the Relevant Agreements.

(x)	No event described in the items of Clauses 24.1 and 24.2 has occurred or is likely to occur.

(xi)	FUJITSU LIMITED owns 100% of the equity contributions to FMH, FMH’s equity contributions to FASL LLC will not fall below 40%, and FASL LLC owns 100% of the equity contributions to the Borrower.

(xii)	The Borrower has not offered any security other than that described in Schedule 2.

(xiii)	The assets required for the continuation of the Borrower’s business have been offered as security to FUJITSU LIMITED as described in Schedule 2.

(xiv)	Except for the Accounts Receivables Trust Agreement, the Borrower has not entered into with a Lender or any third party any agreement creating a security interest on or assigning all of the accounts receivables either currently held by the Borrower against FUJITSU LIMITED or that will accrue in the future before the termination date of the Accounts Receivables Trust Agreement.

21.	BORROWER’S COVENANTS

21.1	The Borrower covenants to perform, at its expense, the matters described in each of the following items on and after the Execution Date, and until this Agreement is terminated and the Borrower completes the performance of all of its obligations under this Agreement to each Lender B and the Agent.

(i)	If any event (including any acceleration event arising from a failure to cure a breach within the relevant curing period) described in each item of Clause 24.1 or 24.2 has occurred whether in respect of obligations hereunder or otherwise, or is likely to occur, the Borrower will immediately notify the Agent and All Lenders B in writing thereof.

(ii)	The Borrower will submit a copy of the unaudited Reports to All Lenders B through the Agent, within sixty (60) days from the end of the first fiscal quarter, second fiscal quarter and third fiscal quarter, respectively.

(iii)	The Borrower will submit a copy of the audited Reports to All Lenders B through the Agent, within one hundred and five (105) days from the end of the fiscal year.

(iv)

The Borrower will submit to the Agent the documents prescribed by the Agent, in the number of copies designated by the Agent, that can confirm Borrower’s compliance with matters described in Clause 22 and Clause 23

(Translation)

below, within one hundred and five (105) days from the end of the prescribed fiscal year, and within sixty (60) days from the end of each six-month (mid-year) period and the end of each fiscal quarter, respectively.

(v)	The Borrower will submit a copy of the unaudited Reports of FASL LLC to All Lenders B through the Agent, within sixty (60) days from the end of the first fiscal quarter, second fiscal quarter and third fiscal quarter of FASL LLC, respectively.

(vi)	The Borrower will submit a copy of the audited Reports of FASL LLC to All Lenders B through the Agent, within one hundred and five (105) days from the end of the fiscal year of FASL LLC.

(vii)	Upon request by the Agent or a Lender B through the Agent, the Borrower will immediately notify the Agent in writing of the condition of the assets, management, or businesses of the Borrower, its Subsidiaries and FASL LLC, and shall provide any assistance necessary to facilitate investigations thereof.

(viii)	If any material change has occurred, or is found to be likely to occur with the passage of time, to the condition of the assets, management, or businesses of the Borrower and its Affiliates, or if any lawsuit, arbitration, administrative procedure, or any other dispute that will materially affect, or is likely to materially affect, the performance of the obligations of the Borrower under this Agreement has commenced, or is found to be likely to commence, the Borrower will immediately notify the Agent in writing thereof.

(ix)	If any change has occurred to the Status of the Establishment of the Collateral described in Schedule 2, the Borrower will immediately notify the Agent in writing thereof.

(x)	If any of the items described in Clause 20 is found to be untrue, the Borrower will immediately notify the Agent in writing thereof.

21.2	The Borrower shall not offer any security other than that which is pursuant to the Relevant Agreements to secure its obligations under this Agreement for the benefit of certain Lenders B on or after the Execution Date, and until this Agreement is terminated and the Borrower completes the performance of all of its obligations under this Agreement to each Lender B and the Agent.

21.3

The Borrower shall, on and after the Execution Date, and until this Agreement is terminated and the Borrower completes the performance of all of its obligations under this Agreement to each Lender B and the Agent, affirmatively covenant to comply with the following matters. Upon applying Items (iv) and (v) below, any action taken by the Borrower or any of its Subsidiaries and any event arising at any time that is not during an Enhanced Covenant Period and would not constitute a breach under this Agreement to the extent that such action or event is taken or occurs at such time, shall not constitute a breach during any subsequent Enhanced Covenant Period of the applicable covenant during such Enhanced Covenant Period, even if

(Translation)

such action or event would be in violation of such covenant, had such action been taken by the Borrower or any of its Subsidiaries or such event occurred during such Enhanced Covenant Period.

(i)	The Borrower will maintain licenses and other similar permits that are necessary to conduct the Borrower’s main business, and continue to carry out the business in compliance with all Laws and Ordinances.

(ii)	The Borrower will not change its main business.

(iii)	The Borrower will not, unless otherwise specified in Laws and Ordinances, subordinate the payment of any of its debts under this Agreement to the payment of any unsecured debts (including any secured debts that will not be fully collected after a foreclosure sale of the security), but will at least give its debts under this Agreement equal priority.

(iv)	Neither the Borrower nor its Subsidiaries will, during the Enhanced Covenant Period, enter into any merger, reorganization or consolidation, or transfer, lease or otherwise dispose of all or any part of their assets, or enter into any agreement concerning such transactions; provided, however, that even if any of the foregoing occur during the Enhanced Covenant Period, the Borrower or its Subsidiaries may conduct such transactions if they constitute (a) a sale or other disposition of the Inventory in the ordinary course of their business; (b) a transfer or other disposition in the ordinary course of business of assets that have become obsolete, damaged or no longer useable in operation; (c) an Investment by the Borrower or any of its Subsidiaries in the Borrower or any of its Subsidiaries (except for cases where the aggregate amount of such Investment made by the Borrower or any of its Japanese Subsidiaries on and after the Execution Date exceeds three billion (3,000,000,000) yen); (d) a case where the aggregate book value of assets transferred by the Borrower and its Subsidiaries on and after the Execution Date is less than six billion (6,000,000,000) yen; (e) a merger or consolidation between the Borrower and any of its Subsidiaries or among the Borrower’s Subsidiaries (provided that, with respect to any such transaction to which the Borrower is a party, to the extent that the Borrower shall be the continuing or surviving entity); (f) a disposition of the Inventory between the Borrower and its Subsidiaries or among the Borrower’s Subsidiaries, on terms no less favorable to the Borrower and its Subsidiaries than would be obtained in a similar arm’s length transaction with a third party who is not an Affiliate; or (g) any transaction set forth in Item (v) below. Notwithstanding the foregoing or whether such transaction takes place during the Enhanced Covenant Period, except as permitted under the preceding Item (f), the Borrower will not, without the consent of the Majority Lenders B, (1) enter into any consolidation or merger, or transfer, lease or otherwise dispose of all or substantially all of its assets or business, or (2) remove any equipment from the Aizu Facility or transfer or otherwise dispose of the Aizu Facility, in a manner that may substantially affect the Borrower’s repayment of its obligations under this Agreement.

(Translation)

(v)	The Borrower and its Subsidiaries will not, to the extent that any obligation under this Agreement or agreements (other than this Agreement) entered into between the Borrower and a third party would become immediately due and payable as a result, declare any dividend other than those to be declared after the end of each fiscal quarter, or redeem, repurchase, retire or otherwise acquire the capital stock of the Borrower or its Subsidiaries or any option for such capital stock (the “Distribution”), or, during the Enhanced Covenant Period, (a) make any Distribution (except (1) Distribution to the Borrower by any of its Subsidiaries, (2) Distribution to the Borrower or any of its direct or indirect wholly-owned Subsidiaries by any of the Borrower’s direct or indirect wholly-owned Subsidiaries or (3) redemption, repurchase, retirement or other acquisitions of equity interests of the Borrower in exchange for other equity interests of the Borrower or out of the proceeds of a substantially concurrent transfer (other than to its Subsidiaries) of other equity interests of the Borrower, in the conversion of the Borrower’s equity interests and other equity interests), or (b) make any change in the Borrower’s capital structure (including capital reduction) that may substantially affect the Borrower’s repayment of its obligations under this Agreement.

(vi)	The Borrower will not change its accounting standards to accounting standards that are not generally accepted in Japan.

(vii)	The Borrower and its Subsidiaries will not obtain any loans from a third party (other than those pursuant to the Loan Agreement A) or provide a guarantee or provide any loans to a third party, that may substantially affect the Borrower’s repayment of the Borrower’s obligations under this Agreement.

(viii)	The Borrower and its Subsidiaries will not enter into any transaction that may substantially affect the Borrower’s repayment of its obligations under this Agreement.

21.4	If the Borrower is served an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae), or attachment (sashiosae) with respect to the Loan Receivables B, the Borrower shall immediately notify All Lenders B through the Agent in writing, together with a copy of such order.

21.5	The Borrower shall perform its obligations concerning the Accounts Receivables Trust Agreement and the Floating Pledge Agreement in accordance with the provisions thereof and the Agent’s instructions. Such obligations include the following matters:

(i)	The Borrower shall make the Settlor’s Regular Report to the Trustee by each Settlor’s Regular Report Deadline.

(ii)

If any of the matters described in the Settlor’s Regular Report is found to be mistaken the Borrower shall immediately make the Settlor’s Extraordinary Report, except in cases where it is evident that even if the correct Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent)

(Translation)

were used, (1) the Fixed Trust Property Value would equal or exceed the Total Outstanding Balance A at the time such mistake is found, and (2) Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) would equal or exceed 120% of the amount calculated as the Total Outstanding Balance at the time such mistake is found, less the Fixed Trust Property Value.

(iii)	The Borrower shall obtain approval from FUJITSU LIMITED with respect to the trust assignment to the Trustee of the accounts receivables, in the form of a document bearing a certified date (kakutei-hizuke).

21.6	The Borrower shall not amend or revise the Relevant Agreements or the Purchase and Sale Agreement, without the approval of the Lender B, and shall not cause any event to occur that will cause the termination of the Relevant Agreements.

22.	RESTRICTIONS ON COLLATERAL

The Borrower shall not offer any security to secure its obligations or any third party’s obligations (other than those under this Agreement) on or after the Execution Date, and until this Agreement is terminated and the Borrower completes the performance of all of its obligations under this Agreement to each Lender B and the Agent, unless the Majority Lenders B and the Agent give prior written consent therefor. Provided, however, that this provision shall not apply in the cases described below and if the Borrower gives prior written notice to the Agent of such offering of security. For the purpose of this Clause 22, offering security shall mean creating security interests on any assets of the Borrower, promising in advance to create security interests on any specific assets of the Borrower, or promising not to offer any specific assets of the Borrower as security for obligations other than specific obligations, and does not include any security pursuant to Laws and Ordinances, such as liens or possessory liens.

(i)	Cases where the Borrower offers security for loans from the Japan Bank for International Cooperation, the Development Bank of Japan, the Government Pension Investment Fund, the Employment and Human Resources Development Organization of Japan or other similar institutions, and such offer of security is required by Laws and Ordinances.

(ii)	Cases where the Borrower offers, regarding loans obtained for the purpose of acquiring assets, such assets as security.

(iii)	Cases where the Borrower newly acquires assets on which security interests have already been established.

(iv)	Cases where the Borrower offers security in its financing activities through the securitization of assets (or so-called liquidation of assets (shisan-no-ryudoka) under Japanese law).

(v)	Cases where the Borrower offers any security to FUJITSU LIMITED.

(Translation)

23.	FINANCIAL RESTRICTIONS

The Borrower shall, on and after the Execution Date, and until this Agreement is terminated and the Borrower completes the performance of all of its obligations under this Agreement to each Lender B and the Agent, affirmatively covenant to comply with the following matters:

(i)	The Borrower will ensure its liabilities do not exceed its assets in its stand-alone basis balance sheets as of the close of each fiscal year and six-month (mid-year) period.

(ii)	The Borrower will maintain the Adjusted Tangible Net Worth at an amount not less than sixty billion (60,000,000,000) yen as of the last day of each fiscal quarter.

(iii)	The Borrower will maintain its total net income and depreciation at an amount not less than the amount set forth below as of the last day of each fiscal period set forth below:

Period	Amount
First fiscal quarter 2004	2,490 million yen
First - second fiscal quarter 2004	7,320 million yen
Fiscal year 2004	22,920 million yen

(iv)	The Borrower shall not cause, as of the last day of each period set forth below, the ratio of (a) the net income plus depreciation to (b) the sum of interest expenses, the amount of scheduled repayments of borrowings including Lease rentals, and maintenance capital expenditures for the Aizu Facility, for such period, to be less than the following percentages.

Period	Percentage
First fiscal quarter 2004	100%
Second fiscal quarter 2004	110%
Third - fourth fiscal quarter 2004	120%

24.	ACCELERATION

24.1	If any of the events described in the items below occurs with respect to the Borrower, all of the Borrower’s debts under this Agreement payable to All Lenders B and the Agent shall automatically become due and payable without further notice or demand by any Lender B or the Agent, and the Borrower shall immediately pay the principal of the Loan B, and the interest and Break Funding Costs and any other payment obligation that the Borrower owes pursuant to this Agreement in accordance with the provisions of Clause 18, whereby All Lenders B’s Lending Obligations B shall cease to be effective:

(i)

If any payment by the Borrower is suspended, or if a petition (including a similar petition filed outside Japan) of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetuzuki-kaishi), commencement of corporate

(Translation)

rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures is filed by or against the Borrower;

(ii)	If a resolution for dissolution is adopted or the Borrower receives an order of dissolution;

(iii)	If the Borrower abolishes its business;

(iv)	If any transaction of the Borrower is suspended by a clearinghouse; or

(v)	If any order or notice of provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae), or attachment (sashiosae) (including any similar procedure taken outside Japan) is issued, or any adjudication ordering the enforcement of a preservative attachment (hozen-sashiosae) or attachment (sashiosae) is rendered, with respect to the deposit receivables or other receivables (including the various insurance claim receivables under insurance contracts) held by the Borrower against a Lender B. In this case, such Lender B shall immediately notify the Borrower, all other Lenders B, and the Agent of the occurrence of such event.

(vi)	If the Borrower’s obligations under the Loan Agreement A become immediately due and payable.

24.2	If any of the events described in the items below occurs with respect to the Borrower, all of the Borrower’s debts under this Agreement payable to All Lenders B and the Agent shall become due and payable upon notice to the Borrower from the Agent, after a request by the Majority Lenders B, and the Borrower shall immediately pay the principal of the Loan B, and the interest and Break Funding Costs and any other payment obligation that the Borrower owes pursuant to this Agreement in accordance with the provisions of Clause 18, whereby All Lenders B’s Lending Obligations B shall cease to be effective:

(i)	If the Borrower defaults in its payment of all or a part of its obligations that have become due, and are payable to a Lender B or the Agent, whether under this Agreement or not;

(ii)	If any matters described in the items of Clause 20 is found to be untrue;

(iii)	Except for the cases described in the preceding two items, if the Borrower breaches any of its obligations under this Agreement, and such breach is not cured for five (5) or more Business Days therefrom; provided, however, that this shall not apply to any breach of obligations under Clause 21.3(i) that is not considered to substantially affect the Borrower’s repayment of its obligations under this Agreement;

(iv)

If any order or notice of attachment (sashiosae), provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae), or provisional disposition (kari-shobun) (including any similar procedure taken outside

(Translation)

Japan) is issued or auction procedures (keibaitetuzuki) commence with respect to any collateral offered by the Borrower to a Lender B;

(v)	If any of the Borrower’s debts other than those under this Agreement (except for those under the Loan Agreement B) becomes immediately due and payable; or if any of the Borrower’s guaranty obligations for the benefit of a third party becomes due and payable, and the Borrower is unable to perform such obligations; provided, however, that such debts exceed two hundred million (200,000,000) yen in total at the time of acceleration or impossibility of performance;

(vi)	Notwithstanding any matters described in the foregoing items, if the business or financial condition of the Borrower deteriorates, or may deteriorate, and there are reasonable grounds to believe it is necessary to accelerate all of the Borrower’s debts to preserve the receivables;

(vii)	If the Borrower suspends or resolves to abolish its business or is subject to a disposition such as a suspension of business by competent government authorities;

(viii)	If it is found that the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) cannot be maintained at an amount that is not less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value as of each Collection Calculation Date, and such event remains unresolved after three (3) Business Days from the date such event is found, respectively;

(ix)	If the Borrower breaches any of its obligations under the Accounts Receivables Trust Agreement or the Floating Pledge Agreement, and such breach is not cured for five (5) or more Business Days therefrom;

(x)	If any of the events under (a) through (l) below occurs with respect to FUJITSU LIMITED:

(a)	If any payment by FUJITSU LIMITED is suspended, or if a petition (including similar petition filed outside Japan) of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetuzuki-kaishi), commencement of corporate rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures is filed by or against FUJITSU LIMITED;

(b)	If a resolution for dissolution is adopted or FUJITSU LIMITED receives an order of dissolution;

(c)	If FUJITSU LIMITED suspends or abolishes its business or is subject to a disposition such as a suspension of business by competent government authorities;

(Translation)

(d)	If any check or note issued by FUJITSU LIMITED is dishonored;

(e)	If an application is made for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae), attachment (sashiosae), provisional disposition (kari-shobun) compulsory execution or auction (keibai) with respect to any property held by FUJITSU LIMITED;

(f)	If FUJITSU LIMITED is subject to a demand or a disposition to collect tax delinquencies due to its nonpayment of taxes;

(g)	If FUJITSU LIMITED defaults in its payment of all or a part of obligations that have become due under the Purchase and Sale Related Agreements;

(h)	If FUJITSU LIMITED breaches any of its obligations under the Purchase and Sale Related Agreements;

(i)	If any event for termination or acceleration under the Purchase and Sale Related Agreements occurs;

(j)	If FUJITSU LIMITED fails, without justifiable reason, to perform any of its monetary obligations (only those amounting to one billion (1,000,000,000) yen or more) other than the obligations under the Purchase and Sale Related Agreements within five (5) Business Days after receiving notice requesting performance thereof;

(k)	If FUJITSU LIMITED is not in compliance with the ordinary credit standards adopted by the Settlor; or

(l)	If any other event acknowledged by the Trustee to affect the preservation of Trust Receivables occurs.

24.3	If a notice dispatched pursuant to Clause 24.2 is delayed or is not delivered to the Borrower due to fault of the Borrower, all of the Borrower’s debts under this Agreement shall become due and payable at the time such request or notice should have been delivered, and the Borrower shall immediately pay the principal of the Loan B, and the interest and Break Funding Costs and any other payment obligations that the Borrower owes pursuant to this Agreement, in accordance with the provisions of Clause 18, whereby All Lenders B’s Lending Obligations B shall cease to be effective.

24.4	If a Lender B becomes aware of the occurrence of any events described in the items of Clauses 24.1 or 24.2 with respect to the Borrower, the Lender B shall immediately notify the Agent of such occurrence, and the Agent shall notify all other Lenders B of the occurrence of such events.

(Translation)

25.	SET-OFF; EXERCISE OF FLOATING SECURITY

25.1	When the Borrower is required to perform its obligations to a Lender B upon the due date thereof, acceleration or otherwise, (a) the Lender B may set off the receivables it has against the Borrower under this Agreement against its deposit obligations or other obligations (including the various insurance claim obligations under insurance contracts) it owes to the Borrower, whether or not such obligations are due and payable and regardless of Clause 18.2, and (b) the Lender B may also omit giving prior notice and following established procedures, may obtain the deposited amount on behalf of the Borrower, and may appropriate this amount for the payment of obligations. The interest, Break Funding Cost and default interest and other costs for the receivables and obligations involved in such a set-off or appropriation for payment shall be calculated up to the time of such calculation, and in such calculation, the interest rate and default interest rate shall be in accordance with each agreement, and the foreign exchange rate at the time such calculation is made, as reasonably determined by the Lender B, shall be applied. If the amount to be set-off or appropriated for payment is not sufficient to extinguish all of the Borrower’s debts, the Lender B may appropriate such set-off amount in the order and method it deems appropriate, and the Borrower shall not object to such appropriation.

25.2	The Borrower may, upon the Due Date of payment of the Loan B and if it is necessary for the Borrower to preserve its deposit receivables or any other receivables (including the various insurance claim receivables under insurance contracts) that it has against a Lender B that have become due, set off such receivables against the obligations it owes to the Lender B under this Agreement, regardless of Clause 18.2. In this case, the Borrower shall give a written set-off notice to the Lender B and immediately submit to the Lender B the receivables certificates for the deposit receivables or other receivables being set-off and the passbook impressed with the seal of the seal impression submitted. The interest and default interest for the receivables and obligations involved in such set-off shall be calculated up to the day of receipt of such set-off notice, and in such calculation, the interest rate and default interest rate shall be calculated in accordance with each agreement, and the foreign exchange rate at the time such calculation is made, as reasonably determined by the Lender B, shall be applied. If the Borrower’s receivables to be set-off are not sufficient to extinguish all of its debts, the Borrower may appropriate such set-off amount in the order and method it deems appropriate. Provided, however, that if the Borrower does not instruct such order or method, any such amounts may be appropriated in the order and method deemed appropriate by each Lender B, and the Borrower shall not object to such appropriation.

25.3	When the Borrower is required to perform its obligations to a Lender B upon the due date thereof, acceleration or otherwise, the Lender B may exercise its floating security interest (other than the floating pledge under the Floating Pledge Agreement; the “Exercise of Floating Security”) over the receivables against the Borrower under this Agreement, regardless of Clause 18.2.

25.4

If a set-off is performed pursuant to Clause 25.1 or 25.2 above, or if the Exercise of Floating Security is carried out pursuant to Clause 25.3, the Lender B in the case described in Clauses 25.1 and 25.3 and the Borrower in the case described in Clause 25.2 shall immediately notify the Agent of the details thereof in writing. If any damage, loss, or expenses are incurred by the Lender B or the Agent due to delay of

(Translation)

such notice without any reasonable cause, either the Lender B or the Borrower, whichever has failed to give such notice, shall bear such damages.

26.	ARRANGEMENTS AMONG LENDERS B

26.1	If a set-off is performed by a Lender B pursuant to Clause 25.1 (such Lender B, hereafter, the “Set-off Initiating Lender B”), the Lender B shall make arrangements for each Individual Loan B subject to such set-off (such Individual Loan B, in this Clause 26.1, the “Set-off Individual Loan B”) by way of assigning receivables pursuant to the following procedures:

(i)	The Agent shall calculate each amount (the “Intended Distribution Amount B”) that the Lender B (hereafter in this Clause 26.1, the “Remaining Lender B”) who has made the Individual Loan B (other than the Set-off Individual Loan B) (hereafter in this Clause 26.1, the “Remaining Individual Loan B”), would have received pursuant to Clauses 19.1 through 19.4 if the amount of debt obligations in relation to the Set-off Individual Loan B, which has been extinguished due to the performance of a set-off, was paid to the Agent.

(ii)	The Set-off Initiating Lender B shall purchase from the Remaining Lender B the loan receivables in the amount equivalent to the Intended Distribution Amount B from and among the Remaining Individual Loan B at their face value; provided, however, that the Remaining Lender B may refuse such sale.

(iii)	If the assignment under the immediately preceding item is made, the Remaining Lender B shall, at its own expense, notify the Borrower immediately after the assignment by a document bearing a certified date (kakutei-hizuke) pursuant to Article 467 of the Civil Code.

26.2	If a set-off is performed by the Borrower against a Lender B pursuant to Clause 25.2 (such Lender B, hereafter, the “Set-off Receiving Lender B”), only if a Set-off Receiving Lender B or a Lender B other than the Set-off Receiving Lender B requests, the Lender B shall make arrangement for each Individual Loan B subject to the set-off (such Individual Loan B, in this Clause 26.2, the “Set-off Individual Loan B”) by way of assigning receivables pursuant to the procedures described in the items below:

(i)	The Agent shall calculate each Intended Distribution Amount B that the Lender B, who has made the Individual Loan B (other than the Set-off Individual Loan B), would have received pursuant to Clauses 19.1 through 19.4 if the amount of debt obligations in relation to the Set-off Individual Loan B, which has been extinguished due to the performance of a set-off, was paid to the Agent.

(ii)	The Set-off Receiving Lender B shall purchase from the Remaining Lender B the loan receivables in the amount equivalent to the Intended Distribution Amount B from and among the Remaining Individual Loan B at their face value.

(Translation)

(iii)	If the assignment under the immediately preceding item is made, the Remaining Lender B shall, at its own expense, notify the Borrower immediately after the assignment by a document bearing a certified date (kakutei-hizuke) pursuant to Article 467 of the Civil Code.

26.3	If a Lender B carries out an Exercise of Floating Security pursuant to Clause 25.3, or if a Lender B receives any repayment of debt obligations it has against the Borrower under this Agreement with respect to its floating security interest as a result of any compulsory execution or Exercise of Floating Security through a foreclosure by a third party, the assignment of receivables described in Clause 26.1 will not be performed. Provided, however, that if a Lender B carries out an Exercise of Floating Security with respect to the floating security established by the Borrower’s violation of the provisions of Clause 21.2, or if a Lender B receives any repayment of debt obligations it has against the Borrower under this Agreement based on such security interest, the Lender B shall assign receivables pursuant to the provisions of Clause 26.1 above.

26.4	The provisions of Clause 26.1 shall apply to cases where a Lender B receives any repayment of debt obligations it has against the Borrower under this Agreement as a result of compulsory execution or exercise of security interests (excluding any security interest offered pursuant to Clause 22) through foreclosure by the Lender B’s petition with respect to certain assets of the Borrower (hereafter, in this Clause 26.4, the “Compulsory Execution”), or as a result of the Lender B requesting a distribution in relation to the Compulsory Execution by any third party. Provided, however, that upon applying the provisions of Clause 26.1, the amount equal to any expenses arising from performance of Compulsory Execution (including attorney’s fees) or any expenses arising from a request for a distribution in relation to the Compulsory Execution by any third party (including attorney’s fees) shall be borne by the Lender B, and the Agent shall calculate the Intended Distribution Amount B assuming that the amount of any proceeds earned as a result of the Compulsory Execution, less such expenses, were paid to the Agent.

27.	RIGHTS AND DUTIES OF THE AGENT

27.1	The Agent shall, pursuant to the entrustment by All Lenders B, perform the Agent Services B and exercise rights for the benefit of All Lenders B, and shall exercise the rights that, in the Agent’s opinion, are ordinarily necessary or appropriate in performing the Agent Services B. The Agent shall not be liable for any duties other than those expressly specified in the provisions of this Agreement, and shall not be liable for any non-performance of obligations by the Lenders B under this Agreement. The Agent shall be an agent of the Lenders B and, unless otherwise provided, shall never act as an agent of the Borrower.

27.2	The Agent may rely upon any communication, instrument and document that has been delivered between appropriate persons and has been signed or has the name and seal attached by such appropriate persons and that the Agent believes to be true and correct, and may act in reliance upon any written opinion or explanatory letter of experts appointed by the Agent within the reasonably necessary extent in relation to this Agreement.

(Translation)

27.3	The Agent shall perform the duties and exercise the authority provided for in this Agreement with the due care of a good manager.

27.4	Neither the Agent nor any of its directors, employees or agents shall be liable to the Lenders B for any acts or omissions conducted by the Agent pursuant to, or in connection with, this Agreement, except for its or their willful misconduct or gross negligence. The Lenders B (other than Lenders B who act as the Agent) shall jointly and severally indemnify the Agent for any and all liabilities, damages, losses and expenses (including, without limitation, any expenses paid to avoid or minimize any damages or losses or to recover any damages or losses (including attorney’s fees)) incurred by the Agent in the course of the performance of its duties under this Agreement, to the extent that such liabilities, damages, losses and expenses are not reimbursed by the Borrower, and only for the amount outstanding after deducting the portion for which the Agent is obliged to contribute, calculated pursuant to the Agent’s Commitment Ratio B. Provided, however, that if any of the Lenders B cannot perform the indemnity for which it is liable, the Agent’s Commitment Ratio B shall be calculated by dividing the Agent’s Commitment Ratio B by the aggregate of the Commitment Ratio B of the Lenders B other than such non-indemnifying Lenders B.

27.5	The Agent shall not be liable for the validity of this Agreement, and shall not guarantee any matters represented in this Agreement. The Lenders B shall enter into, and conduct transactions contemplated in, this Agreement at their sole discretion by conducting investigations as to the necessary matters, including the creditworthiness of the Borrower, on the basis of the documents, information and other data as it has deemed appropriate.

27.6	In cases where the Agent is also acting as a Lender B, the Agent shall have the same rights and obligations as the other Lenders B, irrespective of the Agent’s obligations under this Agreement. The Agent may engage in commonly accepted banking transactions with the Borrower outside of this Agreement. In this case, the Agent shall not be required to disclose to other Lenders B information in relation to the Borrower it has obtained through transactions with the Borrower other than those contemplated under this Agreement, nor shall the Agent be required to distribute to other Lenders B any money it has received from the Borrower through transactions with the Borrower other than those contemplated under this Agreement. (Any information that has been disclosed to the Agent by the Borrower shall be, unless expressly identified as being made in relation to this Agreement, deemed disclosed in relation to the transactions with the Borrower other than those contemplated under this Agreement, and the Agent shall not be required to disclose any of the same to other Lenders B.)

27.7	Notwithstanding Clause 27.6, upon receiving the Trustee’s Regular Report or the Trustee’s Extraordinary Report, the Agent shall promptly (by the Business Day immediately following the day such Trustee’s Regular Report is received, at the latest) report the details thereof to the other Lenders B.

27.8

In cases where the Agent is also acting as a Lender B, the calculation of the amounts to be distributed to each Lender B pursuant to the provisions of Clause 19 shall be made in accordance with the following: (i) for amounts to be distributed to each

(Translation)

Lender B other than the Agent, any amount less than one yen shall be rounded down, and (ii) amounts to be distributed to a Lender B who is also appointed as the Agent shall be the difference between the aggregate of all amounts to be distributed and the amounts distributed to other Lenders B.

27.9	Except for the cases under Clause 27.8, all calculations of fractions less than one yen that are required under this Agreement shall be made in the manner the Agent deems appropriate.

27.10	If the Agent receives any notice from the Borrower that is required to be given to each Lender B in relation to this Agreement, the Agent shall immediately inform All Lenders B of the details of such notice, or if the Agent receives any notice from a Lender B that is required to be given to the Borrower or other Lenders B in relation to this Agreement, the Agent shall immediately inform the Borrower or All Lenders B, as the case may be, of the details of such notice. The Agent shall make any documents that it has obtained from the Borrower and has retained, available for review by a Lender B during its ordinary business hours.

28.	RESIGNATION AND DISMISSAL OF THE AGENT

28.1	The Agent may resign as follows:

(i)	The Agent may resign its position as the Agent by giving written notice to All Lenders B and the Borrower; provided, however, that such resignation shall not become effective until a successor Agent is appointed and such successor accepts such appointment.

(ii)	If the Agent gives notice pursuant to the preceding item, the Majority Lenders B may appoint a successor Agent upon obtaining consent from the Borrower.

(iii)	If a successor Agent is not appointed by the Majority Lenders B within thirty (30) days (including the day of notice) after the notice of resignation is given as described in Item (i) above, or if the entity appointed by the Majority Lenders B as a successor Agent does not accept assumption of the office of the Agent, the Agent in office at that time shall, upon obtaining consent from the Borrower, appoint a successor Agent on behalf of the Majority Lenders B.

28.2	The Agent may be dismissed as follows:

(i)	The Majority Lenders B may dismiss the Agent by giving written notice thereof to each of the other Lenders B, the Borrower, and the Agent; provided, however, that such dismissal shall not become effective until a successor Agent is appointed and such successor accepts such appointment.

(ii)	If the Majority Lenders B give notice pursuant to the preceding item, the Majority Lenders B may appoint a successor Agent upon obtaining consent from the Borrower.

(Translation)

28.3	If the entity appointed as the successor Agent pursuant to Clause 28.1 or 28.2 accepts assumption of the office, the former Agent shall deliver to the successor Agent all documents and materials it has kept as the Agent under this Agreement, and shall give all the support necessary for the successor Agent to perform the duties of the Agent under this Agreement.

28.4	The successor Agent shall succeed to the rights and obligations of the former Agent under this Agreement, and the former Agent shall, at the time of the assumption of office by the successor Agent, be exempted from all of its obligations as the Agent; provided, however, that the provisions of this Agreement relevant to any actions (including omissions) conducted by the former Agent during the period it was in office shall remain in full force and effect.

29.	DECISION-MAKING OF THE MAJORITY LENDERS B

29.1	The Majority Lenders B shall make decisions as follows:

(i)	If a Lender B deems that any event has occurred that requires instructions from the Majority Lenders B in this Agreement, such Lender B may give notice to the Agent to request the decision of the Majority Lenders B.

(ii)	The Agent shall, upon receipt of a notice described in the preceding item, immediately give notice to All Lenders B to seek the decision of the Majority Lenders B.

(iii)	Each Lender B shall, upon receipt of the notice described in the preceding item, make its decision on the relevant event and inform the Agent of such decision within three (3) Business Days after the receipt.

(iv)	If a decision of the Majority Lenders B is made pursuant to the preceding three items, the Agent shall immediately notify the Borrower and All Lenders B of such decision as the instruction by the Majority Lenders B.

29.2	If the Agent deems that any event has occurred that requires the decision of the Majority Lenders B, other than in the case of Clause 29.1, the Agent may give notice to All Lenders B to seek such decision. In such case, the procedures set out in Items (ii) through (iv) of Clause 29.1 shall be followed.

29.3	The provisions of this Clause 29 shall apply mutatis mutandis to the decision-making of the Majority Lenders B with respect to each Loan B.

30.	AMENDMENT TO THIS AGREEMENT

This Agreement may be amended with the written agreement of the Agent, the Borrower, and the Majority Lenders B; provided, however, that the written agreement by the Agent, the Borrower, and All Lenders B shall be required in order to amend this Agreement with respect to the following matters that materially affect the rights and obligations of the Lender B:

(i)	any amendment to or waiver of the conditions precedent provided for in Clause 4 and Clause 5;

(ii)	any addition to or expansion of the obligations of the Lender B;

(iii)	any reduction of the amount of the principal and interest of the Individual Loan B or other amounts payable by the Borrower pursuant to this Agreement;

(iv)	any postponement of the payment date of the principal and interest of the Individual Loan B or other obligations of the Borrower pursuant to this Agreement;

(v)	any decrease in the Spread B or the Applicable Interest Rate B set forth in Clause 1;

(vi)	any amendment to the Commitment Ratio B set forth in Clause 1;

(vii)	any amendment to the restrictions on collateral provided for in Clause 22;

(viii)	any amendment to the financial restrictions provided for in Clause 23;

(ix)	any amendment to the events for acceleration provided for in Clause 24;

(x)	any amendment to this Clause 30;

(xi)	any amendment to the Relevant Agreements; and

(xii)	any other matters that the Agent considers will diminish the Lender B’s rights, or increase the Lender B’s obligations, in any material respect.

31.	ASSIGNMENT OF THIS AGREEMENT

31.1	The Borrower may not assign to any third party its status as a party to the Loan B, or its rights and obligations under this Agreement, unless All Lenders B and the Agent give their prior consent in writing without objection.

31.2	A Lender B may assign to any third party its status as a party to this Agreement, or all or any part of its rights and obligations associated therewith, if the Borrower and the Agent give their prior consent in writing without objection (except for assignments of the Loan Receivables B set forth in Clause 26) and all requirements described in the items below are satisfied (hereinafter in this clause, a Lender B that makes such assignment as the “Assigning Lender” and that accepts such assignment as the “Successive Lender”). The Borrower and the Agent may not unreasonably withhold their consent, and the Agent, upon such assignment, shall notify All Lenders B of such assignment.

(i)	The Borrower’s consent includes consent for assignment of the Loan Receivables B, and bears a certified date (kakutei-hizuke) as of the date of the assignment.

(ii)	If any partial assignment of the status of a Lender B under this Agreement is made, both the Assigning Lender and the Successive Lender shall become a Lender B under this Agreement and each provision of this Agreement shall be applicable to such Lenders B on and after the date of the assignment, and the Commitment Amount B of the Assigning Lender prior to the assignment of the status (the “Pre-assignment Commitment Amount B”) shall be reduced by an amount separately agreed upon between the Assigning Lender and the Successive Lender (the “Reduced Amount”) and thereafter the Commitment Amount B equal to the Reduced Amount shall apply to the Successive Lender. If the Assigning Lender owns any Loan Receivables B (such Loan Receivables B, hereafter, the “Pre-assignment Loan Receivables B”), all receivables in relation to the Pre-assignment Loan Receivables B, including any principal, interest and default interest, will be divided in proportion to the ratio obtained as the Reduced Amount divided by the Pre-assignment Commitment Amount B (the “Reduced Ratio”), and such divided receivables pursuant to the Reduced Ratio (the “Assignable Loan Receivables B”) shall be assigned to the Successive Lender.

(iii)	The Successive Lender is a corporation residing in Japan (having a head or branch office or place of business registered in Japan pursuant to the laws of Japan) and a financial institution (such as a bank, insurance company, institutional investor, etc.) or a special purpose entity incorporated for the liquidation of assets (securitization).

(iv)	If a partial assignment is made with respect to the status of a Lender B under this Agreement, the value of both (i) the Reduced Amount and (ii) the difference between the Pre-assignment Commitment Amount B and the Reduced Amount are equal to or more than one billion (1,000,000,000) yen, and the value of both (i) the amount of the Assignable Loan Receivables B and (ii) the difference of the Pre-assignment Loan Receivables B and the Assignable Loan Receivables B are equal to or more than one billion (1,000,000,000) yen.

(v)	No withholding tax or other taxes arise from any such assignment, and there is no increase in the amount of the Borrower’s interest expense payable to the Successive Lender.

31.3	All expenses incurred from the assignment set forth in Clause 31.2 shall be borne by the Assigning Lender; provided, however, that the provisions of Clause 13 shall apply with respect to any Increased Costs incurred in relation to the Successive Lender after the assignment. The Assigning Lender shall pay to the Agent, by the actual date of such assignment, an amount of five hundred thousand (500,000) yen per Successive Lender, together with applicable consumption tax, as consideration for administrative duties performed in connection with the assignment.

32.	ASSIGNMENT OF LOAN RECEIVABLES B

32.1

The Lender B may assign its Loan Receivables B subject to the prior written consent without objection of the Borrower and the Agent (except for the assignment of Loan Receivables B set forth in Clause 26) and the satisfaction of all requirements described in each item below. The Borrower and the Agent may not unreasonably withhold their consent, and the Assignor and the Assignee shall perfect the assignment against third parties and debtors regarding the assignment of receivables promptly after the assignment as of the date of the assignment. In this case, the Assignor and Assignee shall, under their joint name, and the Borrower shall, in its sole name, notify the Agent of the fact that such assignment was made without delay. In the case an assignment of the Loan Receivables B has occurred pursuant to this Clause 32.1, the Assignee shall be treated as a Lender B in applying each provision in relation to the Loan Receivables B under this Agreement.

(i)	The Assignee shall, upon succession to the Loan Receivables B, be bound by each provision relating to the Loan Receivables B under this Agreement. (The Assignee shall not bear any Lending Obligations B.)

(ii)	The Assignee is a corporation residing in Japan (having a head or branch office or place of business registered in Japan pursuant to the laws of Japan) and a financial institution (such as a bank, insurance company, institutional investor, etc.) or a special purpose entity incorporated for the liquidation of assets (securitization).

(iii)	If the assignment is made in divided portions of the Loan Receivables B, the value of each Loan Receivables B after such division is equal to or more than one billion (1,000,000,000) yen.

(iv)	No withholding tax or other taxes arise from the assignment, and there is no increase in the amount of the Borrower’s interest expense payable to the Assignee.

32.2	All expenses incurred from the assignment set forth in Clause 32.1 shall be borne by the Assignor or the Assignee, as the case may be. The provisions of Clause 13 shall apply with respect to any Increased Costs incurred after the assignment. The Assignor or the Assignee shall pay to the Agent, by the actual date of such assignment, an amount of five hundred thousand (500,000) yen per Assignee, together with applicable consumption tax, as consideration for administrative duties performed in connection with the assignment.

33.	COLLECTION FROM THIRD PARTY

33.1	No repayment of the Borrower’s debt obligations under this Agreement by any party other than the Borrower is allowed, without the prior written consent of the Agent and All Lenders B.

33.2	The Borrower shall not, on or after the Execution Date, consign any third party to guarantee (including any property guarantee) the Borrower’s performance of its debt obligations under this Agreement, nor shall the Borrower cause any third party to assume its debt obligations under this Agreement, without the prior written consent of the Agent and All Lenders B.

33.3	If a Lender B enters into a guarantee without consignment to the Guarantor by the Borrower (including any property guarantee) or a debt assumption with any third

(Translation)

party with respect to the Borrower’s obligations under this Agreement, the Lender shall obtain prior written consent from such third party with respect to each item described below. In this case, if the Lender receives any repayment from the third party pursuant to such guarantee or debt assumption, no arrangement among the Lenders pursuant to the assignment of receivables under Clause 26.1 shall be made.

(i)	The third party shall have the same obligations as a Lender B has against the Agent, other Lenders B and the Borrower under this Agreement with respect to any exercise of its right for recourse and contractual rights hereunder arising as a result of the performance of its guarantee obligation.

(ii)	The third party shall be bound by each provision of this Agreement.

(iii)	The third party is a corporation residing in Japan (having a head or branch office or place of business registered in Japan pursuant to the laws of Japan) and a financial institution (such as a bank, insurance company, institutional investor, etc.) or a special purpose entity incorporated for the liquidation of assets (securitization), and as of March 19, 2004, the third party is not a Subsidiary or an Affiliate of the Borrower and the Borrower is not a Subsidiary or an Affiliate of the third party.

(iv)	The value of the Loan Receivables B that the third party obtains by subrogation is equal to or more than one billion (1,000,000,000) yen.

(v)	There will be no increase in the amount of the Borrower’s interest expense payable to the third party, and no withholding tax or other taxes will arise from any such obtainment by subrogation.

In the case of any obtainment by subrogation of the Loan Receivables B by a third party pursuant to the provisions of Item (i) above, such obtainment by subrogation shall be considered an assignment of the Loan Receivables B pursuant to Clause 32, and the provisions of Clause 32.2 shall apply.

34.	TERMINATION OF THIS AGREEMENT

34.1	If any of the events described in the items below occurs, All Lenders B’s Lending Obligations B during each of the Drawdown Application Periods shall cease as a matter of course. If the event described in Item (ii) below occurs, this Agreement shall automatically be terminated with respect to the relationship between All Lenders B and the Borrower. Until the Borrower completely pays all of its debts under this Agreement, the relevant clauses of this Agreement shall survive in full force and effect, to the extent related to such payment of the debts.

(i)	If the Drawdown Application Period Final Date arrives; or

(ii)	If the debts of the Borrower become immediately due and payable pursuant to Clause 24.

34.2	If the execution and performance of this Agreement and any transactions contemplated under this Agreement become contrary to any Laws and Ordinances

(Translation)

binding upon any Lender B, such Lender B shall consult with the Borrower and all other All Lenders B through the Agent and take measures to deal with the situation. In this case, the Borrower and All Lenders B excluding such Lender B may not refuse termination of this Agreement with respect to such Lender B without reasonable cause.

35.	RENEWAL OF AGREEMENT

The Borrower may request the extension of the Drawdown Period by giving advance notice to the Agent by the day that is sixty (60) days prior to the Drawdown Period Termination Date; provided, however, that the Lender B and the Agent are not obliged to accept the request for the extension of the Drawdown Period. If such notice is given, the Borrower and the Agent shall hold consultation on the new terms and contents of the agreement and notify All Lenders B of the details of such consultation on or before the forty-fifth (45th) day preceding the Drawdown Period Termination Date.

36.	GENERAL PROVISIONS

36.1	Confidentiality Obligations

The Borrower shall raise no objection to the disclosure of information set forth in each item below:

(i)	If the notice of refusal to make an Individual Loan B has been given pursuant to the provisions of Clause 8.1, or if any of the events described in the items of Clause 24.1 or 24.2 have occurred, or if a decision of the Majority Lenders B is required pursuant to the provisions of Clause 29, the Agent and a Lender B may disclose such information with regard to the Borrower or the transaction with the Borrower, which either party has obtained through this Agreement or an agreement other than this Agreement, by imposing confidentiality obligations on the recipient to an extent reasonably required.

(ii)	Upon any assignment of status pursuant to Clause 31 or assignment of Loan Receivables B pursuant to Clause 32, a Lender B may disclose any information with regard to this Agreement to the Assignee or a person considering becoming an Assignee (including an intermediary of such assignment), on the condition that such parties agree to be bound by the confidentiality obligations. Information with regard to this Agreement in this item shall mean any information regarding the Borrower’s credit that has been obtained in connection with this Agreement, any information regarding the contents of this Agreement and other information incidental hereto, and any information regarding the contents of the Loan Receivables B to be assigned and other information incidental thereto, and shall not include any information regarding the Borrower’s credit that has been obtained in connection with any agreement other than this Agreement.

(Translation)

36.2	Risk Bearing; Exemption, Compensation, and Indemnification

(i)	If any documents furnished by the Borrower to the Agent or any Lender B are lost, destroyed, or damaged for any unavoidable reason, such as natural disasters or other incidents, the Borrower shall, upon consultation with the Agent, perform its obligations under this Agreement based on the records, such as books and vouchers, of the Agent or a Lender B. The Borrower shall, upon request of the Agent or a Lender B through the Agent, forthwith prepare substitute documents and furnish them to the Agent or the Lender B through the Agent.

(ii)	If any Lender B or the Agent performs transactions after comparing, with due care, the seal impression of the representative and agent of the Borrower to be used for the transactions in relation to this Agreement with the seal submitted by the Borrower in advance, the Borrower shall bear any damages, loss or expenses incurred as a result of an event such as forgery, alteration, or theft of its seal.

(iii)	The Borrower shall bear any damages, loss and expenses incurred by a Lender B or the Agent as a result of the Borrower’s breach of this Agreement or as a result of a Lender B not indemnifying the Agent pursuant to the provisions of Clause 27.4.

36.3	Severability

Should any provision constituting a part of this Agreement be held null, illegal, or unenforceable, the validity, legality and enforceability of all other provisions shall in no way be prejudiced or affected.

36.4	Exceptions to the Application of the Bank Transactions Agreement

The Agreement on Bank Transactions and other documents separately submitted by the Borrower or made and entered into by and between the Borrower and a Lender B shall not apply to this Agreement or the transactions contemplated in this Agreement.

36.5	Notices

(i)	Any notice under this Agreement shall be made in writing expressly stating that it is made for the purpose of this Agreement, and given by any of the methods described in (a) to (d) below to the place of contact of the receiving party described in Schedule 1 of this Agreement. Each party to this Agreement may change its place of contact by giving notice thereof to the Agent.

(a)	Personal delivery;

(b)	Registered mail or courier service;

(c)	Transmission by facsimile; or

(d)	E/X (only for any notices among Lenders B and the Agent).

(Translation)

(ii)	Notice given pursuant to the preceding item shall be deemed to have been delivered at the time, in the case of transmission by facsimile, when receipt of facsimile is confirmed, and in the case of any other methods, when actually received.

36.6	Changes in Notified Matters

(i)	In the case of changes in the matters notified by a Lender B or the Borrower to the Agent, such as the trade name, representative, agent, signature, seal, or address, the Lender B or the Borrower shall immediately notify the Agent of such changes in writing. In the case of any such change to the Agent, or upon such change to any contact information of the Borrower or the Lenders B, the Agent shall immediately notify All Lenders B and the Borrower of such changes in writing.

(ii)	If notice given under this Agreement is delayed or not delivered as a result of the failure to give notification of a change as described in the preceding item, such notice shall be deemed to have arrived at the time when it should have normally arrived.

36.7	Fund Transfers

(i)	Fund transfers between the Agent and the Lender B shall be settled by the JBA’s Domestic Bank Data Telecommunications System (the “Zengin System”) in principle, and if any Lender B desires to make such settlement by the Bank of Japan Financial Network System (the “BOJ-NET”), such Lender B shall consult with the Agent in advance. Provided, however, that if the Lender B is not a member of the Zengin System, fund transfers shall be settled by the bank account established in the name of such Lender B with a bank designated by the Lender B that is a member of the Zengin System.

(ii)	The fees for fund transfers provided in the preceding item shall be borne by the party making the relevant fund transfer.

36.8	Calculations

Unless otherwise expressly provided for with respect to any calculation under this Agreement, all calculations of the number of actual days in the relevant period shall be inclusive of the first and last day, and calculations on a per diem basis shall be on the assumption that there are 365 days per year, wherein the division shall be done at the end of the calculation, and fractions less than one yen shall be rounded down.

36.9	Preparation of Notarized Deeds

The Borrower shall, at any time upon request of the Agent or the Majority Lenders B, take the necessary procedures to entrust a notary public to execute a notarized deed in which the Borrower acknowledges its indebtedness under this Agreement and agrees to compulsory execution with regard thereto.

(Translation)

36.10	Governing Law and Jurisdiction

This Agreement shall be governed by the laws of Japan, and the Tokyo District Court shall have exclusive jurisdiction as the court of first instance over any disputes arising in connection with this Agreement.

36.11	Language

This Agreement shall be prepared in the Japanese language and the Japanese language version shall be deemed the original copy. The Agent shall prepare an English translation of this Agreement, provided that the Agent does not guarantee the accuracy or truthfulness of such translation and is not responsible in any way therefor.

36.12	Consultation

Any matters not provided for in this Agreement, or in the case of any doubt among the parties with respect to the interpretation of this Agreement, the Borrower and the Lenders B shall consult through the Agent and shall determine a response therefor.

(Translation)

IN WITNESS WHEREOF, the parties have caused one (1) copy of this Agreement to be signed and sealed, and the Agent has retained the original and has distributed one (1) copy thereof to each of the Borrower and All Lenders B.

March 25, 2004

THE BORROWER:

By:	/s/ SHINJI SUZUKI	[seal]

FASL JAPAN LIMITED

Revenue Stamp

4,000 yen

(Translation)

(Revolving Line Agreement (B) dated March 25, 2004 for FASL JAPAN LIMITED

JPY 6,000,000,000)

LENDER B AND AGENT:

By:	/s/ HIROSHI SAITO	[seal]

MIZUHO CORPORATE BANK, LTD.

(Translation)

Exhibit 10.60(b)

List of Schedules

Schedule 1:	Addresses of the Parties and the Commitment Amount of Lenders B
Schedule 2:	Status of the Establishment of the Collateral
Schedule 3:	Accounts Receivables Trust Agreement
Schedule 4:	Creditors’ Agreement
Schedule 5:	Floating Pledge Agreement

1

(Translation)

Exhibit 10.60(b)

Schedule1

Addresses of the Parties and the Commitment Amount of Lenders B

Section 1.	The Borrower

Borrower and Responsible Department	Address	Telephone Facsimile
FASL JAPAN LIMITED Business Promotion Division, Business Planning Department	33-4, Nishi-Shinjuku 4-chome, Shinjuku-ku, Tokyo 160-0023	Tel: 03-5302-2200 Fax: 03-5302-2674

Section 2.	The Agent

Agent and Responsible Department	Address	Telephone Facsimile
MIZUHO CORPORATE BANK, LTD. Syndicated Finance Administration Division	3-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8210	Tel: 03-5200-7085 Fax: 03-3201-0704

Section 3.	The Lenders B

Lender B and Responsible Department	Address Telephone Facsimile	Specifics of Lender B’s Account	Commitment Amount (Yen) Commitment Ratio B (%) *
MIZUHO CORPORATE BANK, LTD. Uchisaiwaicho Corporate Banking Division	3-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8210 Tel: 03-3510-0800 Fax: 03-3214-0656		6 Billion Yen 60/60
		Total	6 Billion Yen 60/60

*	The Commitment Ratio B described above is the Commitment Ratio B at the time of execution of this Agreement, and may be amended pursuant to the provisions of this Agreement.

2

(Translation)

Exhibit 10.60(b)

Schedule 2

Status of the Establishment of the Collateral (as of March 25, 2004)

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
E39100001	ION.IMPLANTATION	E220	[GRAPHIC]	199408
E39100002	ION,IMPLANTATION	E1000	[GRAPHIC]	199408
E39100003	ION–IMPLANTOR	E220	[GRAPHIC]	199508
E39100004	ION–IMPLANTOR	VIISION2 00	[GRAPHIC]	199508
E39100005	ION–IMPLANTATI	E220HP	[GRAPHIC]	199602
E39100006	ION–IMPLANTATI	VIISION 80	[GRAPHIC]	199602
E39100007	ION–IMPLANTATION	E220	[GRAPHIC]	199603
E39100008	ION–IMPLANTATION	VIISION 80	[GRAPHIC]	199603
E39100009	ION–IMPLANTATION	E220	[GRAPHIC]	199607
E39100010	ION–IMPLANTATION	VIISION80	[GRAPHIC]	199607
E39100011	ION–IMPLANTATION	VIISION 80	[GRAPHIC]	199703
E39100018	ION–IMPLANTATI	XR80	[GRAPHIC]	199806
E39600014	UV–ERASER	VUM–3359–C	[GRAPHIC]	199708
E39600015	UV–ERASER	VUM–3359–C	[GRAPHIC]	199708
E39600016	UV–ERASER	VUM–3359–C	[GRAPHIC]	199708
E48100002	PILOT ASHER	TCA–3822	[GRAPHIC]	199408
E48100003	ILD ASHER	TCA–3822	[GRAPHIC]	199408
E48100005	STACKED GETE ETCH	P–5090E(3CHB)	[GRAPHIC]	199408
E48100006	HF VAPER ETC	EXCALIBUR1200	M–FSI	199408
E48100007	ASHER	RAM–8500	MC[GRAPHIC]	199409
E48100008	ASHER	RAM–8500	MC[GRAPHIC]	199409
E48100009	ASHER	RAM–8500	MC[GRAPHIC]	199409
E48100010	POLY SILICON	P–5020E	[GRAPHIC]	199409
E48100011	SILICON NITRIDE	TE–8400	[GRAPHIC]	199409
E48100012	SILICON OXIDE ETCHE	TE8500	[GRAPHIC]	199409
E48100013	SILICON OXIDE ETCHE	TE8500	[GRAPHIC]	199409
E48100016	AL–ETCHER	TCP–9600	[GRAPHIC]	199410
E48100017	AL–ETCHER	TCP–9600	[GRAPHIC]	199410
E48100021	ASHER	RAM–8500	MC[GRAPHIC]	199505
E48100023	ASHER	RAM–8500	MC[GRAPHIC]	199505
E48100025	ASHER	RAM–8500	MC[GRAPHIC]	199509
E48100026	ASHER	RAM–8500	MC[GRAPHIC]	199509
E48100027	ASHER	RAM–8500	MC[GRAPHIC]	199509
E48100028	W–ETCHBACK–ETC	TE8600	[GRAPHIC]	199509
E48100030	STACKED–GATE–E	P–5090E(3CHB)	[GRAPHIC]	199509
E48100031	ASHER	RAM–8500	MC[GRAPHIC]	199509
E48100035	AL–ETCHER	TCP–9600	[GRAPHIC]	199512
E48100036	ILD–ASHER	TCA–3822	[GRAPHIC]	199603
E48100037	SILICON–NITRIDE–ETC	TE–8400	[GRAPHIC]	199604
E48100038	SILICON–NITRIDE–ETC	TE–8400	[GRAPHIC]	199604
E48100039	SILICON–NITRIDE–ETC	TE–8400	[GRAPHIC]	199604
E48100040	W–ETCHBACK–ETC	TE–8600	[GRAPHIC]	199604
E48100042	ASHER	RAM–8500	MC[GRAPHIC]	199605
E48100043	ASHER	RAM–8500	MC[GRAPHIC]	199605
E48100044	ASHER	RAM–8500	MC[GRAPHIC]	199605
E48100045	ASHER	RAM–8500	MC[GRAPHIC]	199605

1

(Translation)

E48100046	POLY–SILICON–ETCHER	P–5090E(3CHB)	[GRAPHIC]	199605
E48100047	POLY–SILICON–ETCHER	P–5090E(3CHB)	[GRAPHIC]	199605
E48100048	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100049	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100050	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100051	SILICON–NITRIDE–ETC	TE–8400	[GRAPHIC]	199606
E48100052	SILICON–NITRIDE–ETC	TE–8400	[GRAPHIC]	199606
E48100053	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100055	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100056	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100057	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100058	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100059	SILICON–OXIDE–ETCHE	UNITY85DATC(2CH+1)	[GRAPHIC]	199606
E48100060	SILICON–OXIDE–ETCHE	UNITY85DATC(2CH+1)	[GRAPHIC]	199606
E48100061	SILICON–OXIDE–ETCHE	UNITY85DATC(2CH+1)	[GRAPHIC]	199606
E48100062	SILICON–OXIDE–ETCHE	UNITY85D(2CH)	[GRAPHIC]	199606
E48100063	SILICON–OXIDE–ETCHE	UNITY85D(2CH)	[GRAPHIC]	199606
E48100064	SILICON–OXIDE–ETCHE	UNITY85D(2CH)	[GRAPHIC]	199606
E48100065	ASHER	RAM–8500	MC[GRAPHIC]	199606
E48100066	SILICON–OXIDE–ETCHE	UNITY85D(2CH)	[GRAPHIC]	199607
E48100067	POLY–SILICON–ETCHER	P–5090E(3CHB)	[GRAPHIC]	199607
E48100068	POLY–SILICON–ETCHER	P–5090E(3CHB)	[GRAPHIC]	199607
E48100069	AL–ETCHER	TCP–9600	[GRAPHIC]	199609
E48100070	AL–ETCHER	TCP–9600	[GRAPHIC]	199609
E48100071	AL–ETCHER	TCP–9600	[GRAPHIC]	199609
E48100072	AL–ETCHER	TCP–9600	[GRAPHIC]	199609
E48100073	AL–ETCHER	TCP–9600	[GRAPHIC]	199703
E48100075	POLY–ETCHER	TCP–9400	[GRAPHIC]	199703
E48100076	ASHER	RAM–8500	MC[GRAPHIC]	199703
E48100077	ASHER	RAM–8500	MC[GRAPHIC]	199704
E48100078	SILICON–OXIDE–ETCHE	UNITY85DATC(2CH+1)	[GRAPHIC]	199705
E48100107	ETCHER	CENTURA 5200 ETCH DPS	[GRAPHIC]	199807
E48200001	WET–STATION	WS–810	[GRAPHIC]	199408
E48200002	WET–STATION	WS–840	[GRAPHIC]	199408
E48200003	WET–STATION	WS–822	[GRAPHIC]	199408
E48200004	WET–STATION	WS–823	[GRAPHIC]	199408
E48200005	WET–STATION	WS–851	[GRAPHIC]	199408
E48200006	WET–STATION	WS–853	[GRAPHIC]	199408
E48200007	WET–STATION	WS–854	[GRAPHIC]	199408
E48200008	WET–STATION	WS–880	[GRAPHIC]	199408
E48200009	I SOTROPIC, ETCH	WS–860	[GRAPHIC]	199408
E48200010	WET–STATION	WS–821	[GRAPHIC]	199508
E48200011	WET–STATION	WS–852	[GRAPHIC]	199508
E48200012	WET–STATION	WS–825	[GRAPHIC]	199603
E48200013	WET–STATION	WS–827	[GRAPHIC]	199603
E48200014	WET–STATION	WS–852	[GRAPHIC]	199603
E48200015	WET–STATION	WS–851	[GRAPHIC]	199603
E48200016	WET–STATION	WS–852	[GRAPHIC]	199603
E48200017	WET–CLEANER	MERCURY	M– FSI[GRAPHIC]	199603
E48200018	WET–CLEANER	MERCURY	M– FSI[GRAPHIC]	199603
E48200019	WET–STATION	WS–825	[GRAPHIC]	199604
E48200020	WET–STATION	WS–826	[GRAPHIC]	199604
E48200021	WET–STATION	WS–852	[GRAPHIC]	199604
E48200022	WET–ETCH–SYSTEM	FWET	[GRAPHIC]	199605
E48200023	WET–STATION	WS–840	[GRAPHIC]	199704
E48200040	MERCURY–FOR–CM	MERCURY	M– FSI[GRAPHIC]	199806

2

(Translation)

E48200041	MERCURY–FOR–II	MERCURY WITH ROBOT	M–FSI	199806
E48300003	PLASMA CVD SYS.	P–5000 (3CHB)	[GRAPHIC]	199408
E48300004	PLASMA CVD SYSTEM	CONCEPTONE–W	[GRAPHIC]	199408
E48300005	PLASMA CVD SYS.	P–5000 (2CHB)	[GRAPHIC]	199408
E48300008	PLASMA–CVD–SYS	P–5000 (3CHB)	[GRAPHIC]	199505
E48300009	VERTICAL–CVD–FURNAC	[GRAPHIC]–808SC	[GRAPHIC]	199505
E48300011	PLASMA–CVD–SYS	P–5000(2CHB)	[GRAPHIC]	199510
E48300012	PLASMA–CVD–SYS	P–5000(3CHB)	[GRAPHIC]	199510
E48300013	BPSG–DEPOSITION–SYS	APT–5800	CANON	199602
E48300014	PLASMA–CVD–SYS	P–5000(3CHB)	[GRAPHIC]	199603
E48300015	PLASMA–CVD–SYS	P–5000(3CHB)	[GRAPHIC]	199603
E48300016	WSI–DEPOSITION–SYS	MB2–730	[GRAPHIC]	199603
E48300017	PLASMA–CVD–SYS	P–5000(3CHB)	[GRAPHIC]	199603
E48300018	BPSG–DEPOSITION–SYS	APT–5800	CANON	199603
E48300019	PLASMA–CVD–SYS	CONCEPT ONE	[GRAPHIC]	199603
E48300020	BPSG–DEPOSITION–SYS	APT–5800	CANON	199604
E48300021	PLASMA–CVD–SYSTEM	P–5000(3CHB)	[GRAPHIC]	199605
E48300022	PLASMA–CVD–SYSTEM	P–5000(3CHB)	[GRAPHIC]	199605
E48300023	PLASMA–CVD–SYSTEM	CONCEPT ONE–W	[GRAPHIC]	199607
E48300024	BPSG–DEPOSITION–SYS	APT–5800 BPSG	CANON	199610
E48300025	PLASMA–CVD–SYS	P–5000(3CHB)	[GRAPHIC]	199703
E49100001	WET STRIP	WSST	[GRAPHIC]	199408
E49100004	WET–STRIP	WSST	[GRAPHIC]	199505
E49100006	WET–STRIP	WSST(2CHB)	[GRAPHIC]	199511
E49100007	SPRAY–SOLVENT–TOOL	DUAL CHAMBER	[GRAPHIC]	199603
E49100008	SPRAY–SOLVENT–TOOL	DUAL CHAMBER	[GRAPHIC]	199603
E49200001	SPIN SCRUBBER	SSW –80A –AR(2[GRAPHIC])	[GRAPHIC]	199408
E49200002	SPIN SCRUBBER	SSW 80A AVR(2[GRAPHIC])	[GRAPHIC]	199408
E49200003	SPIN–SCRUBBER	SSW –80A –AR(2[GRAPHIC])	[GRAPHIC]	199504
E49200004	SOS–COATER	SC–W80A–AVG(BLQ)	[GRAPHIC]	199511
E49200005	SPIN–SURUBBER	SSW–80A–AVR	[GRAPHIC]	199603
E49200006	SPIN–SURUBBER	SSW–80A–AVR	[GRAPHIC]	199603
E49200007	SPIN–SURUBBER	SSW–80A–AVR	[GRAPHIC]	199603
E49200008	SPIN–SURUBBER	SSW–80A–AVR	[GRAPHIC]	199603
E49200009	SPIN–SURUBBER	SSW–80A–AVR	[GRAPHIC]	199603
E49200011	COATER/DEVELOPER	CLEANTRACK–MK8	[GRAPHIC]	199703
E49200012	COATER/DEVELOPER	CLEANTRACK–MK8	[GRAPHIC]	199703
E49200013	COATER/DEVELOPER	CLEANTRACK–MK8	[GRAPHIC]	199706
E49200014	COATER/DEVELOPER	CLEANTRACK–MK8	[GRAPHIC]	199706
E49200015	COATER/DEVELOPER	CLEANTRACK–MK8	[GRAPHIC]	199706
E50100002	[GRAPHIC]	AVANTI472	[GRAPHIC]	199512
E50100003	[GRAPHIC]	MERCURY MP	M–FSI	199512
E50100008	POLISHER	AVANTI 472	[GRAPHIC]	199603
E50100009	POLISH	AVANTI472	[GRAPHIC]	199708
E50100013	CMP	STRB–6DS	[GRAPHIC]	199806
E51100002	SPUTTERING SYS	ENDURA HP	[GRAPHIC]	199408
E51100003	SPUTTERING SYS	ENDURA HP	[GRAPHIC]	199408
E51100005	SPUTTERING–SYS	ENDURA5500 HP	[GRAPHIC]	199507
E51100006	BACK–GRINDER	DFG–840	[GRAPHIC]	199603
E51100007	SPUTTERING–SYSTEM	ENDURA–5500–HP	[GRAPHIC]	199604
E51100008	SPUTTERING–SYSTEM	ENDURA–5500–HP	[GRAPHIC]	199604
E51100009	SPUTTERING–SYSTEM	ENDURA 5500 HP	[GRAPHIC]	199605
E51100010	SPUTTERING–SYSTEM	ENDURA 5500 HP	[GRAPHIC]	199605
E51100012	BACK–GRINDER	DFG–840	[GRAPHIC]	199801
E52100001	SOG SYSTEM	CLEANTRACK–MK8	[GRAPHIC]	199408
E52100002	COATER/DEVELOPE	CLEANTRACK–MK8	[GRAPHIC]	199408

3

(Translation)

E52100003	COATER/DEVELOPE	CLEANTRACK– MK8	[GRAPHIC]	199408
E52100004	COATER/DEVELOPE	CLEANTRACK– MK8	[GRAPHIC]	199408
E52100005	COATER/DEVELOPE	CLEANTRACK– MK8	[GRAPHIC]	199408
E52100006	COATER/DEVELOPE	CLEANTRACK– MK8	[GRAPHIC]	199408
E52100007	QUICK REWORK	CLEANTRACK– MK7	[GRAPHIC]	199408
E52100009	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199504
E52100012	COATER/DEVELOP	CLEANTRACKMK– 8	[GRAPHIC]	199507
E52100013	COATER/DEVELOPER	CLEANTRACK– MK8	[GRAPHIC]	199508
E52100016	COATER/DEVELOPER	CLEANTRACK– MK8	[GRAPHIC]	199508
E52100017	SOG–SYSTEM	CLEANTRACK– MK8	[GRAPHIC]	199509
E52100018	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199509
E52100019	COATER/DEVELOP	CLEANTRACKMK– 8	[GRAPHIC]	199510
E52100020	COATER/DEVELOPER	CLEANTRACK– MK8	[GRAPHIC]	199511
E52100021	COATER/DEVELOPER	CLEANTRACK– MK8	[GRAPHIC]	199511
E52100022	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199512
E52100023	COATER/DEVELOP	CLEANTRACK– MK8 A0	[GRAPHIC]	199602
E52100024	SOG–SYSTEM	CLEANTRACK– MK8	[GRAPHIC]	199603
E52100025	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199603
E52100026	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100027	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100028	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100029	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100030	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100031	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100032	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100033	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199604
E52100034	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100035	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100036	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100037	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100038	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100039	COATER/DEVELOP	CLEANTRACKMARK – 8	[GRAPHIC]	199605
E52100040	SOG–SYSTEM	CLEANTRACK– MK8[GRAPHIC]	[GRAPHIC]	199607
E52100041	COATER/DEVELOP	CLEANTRACK– MK8	[GRAPHIC]	199607
E52100042	COATER/DEVELOPER	CLEANTRACK– MK8	[GRAPHIC]	199705
E52100048	COATER/DEVELOP	CLEANTRACK– MK8(TARC)	[GRAPHIC]	199806
E52100049	COATER/DEVELOP	CLEANTRACK– MK8(TARC)	[GRAPHIC]	199806
E60100011	PROCESS–GAS–MONIT	RGA	[GRAPHIC]	199508
E60100016	PROCESS–GAS–MONITOR	RGA	[GRAPHIC]	199605
E60100017	PROCESS–GAS–MONITOR	RGA	[GRAPHIC]	199605
E60100018	PROCESS–GAS–MONITOR	RGA	[GRAPHIC]	199605
E60100019	PROCESS–GAS–MONITOR	RGA	[GRAPHIC]	199605
E60100020	PROCESS–GAS–MONITOR	RGA	[GRAPHIC]	199610
E62100001	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100002	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100003	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100004	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100005	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100006	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100007	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100008	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100009	VERTICAL, DIFF	[GRAPHIC]–808SD	[GRAPHIC]	199408
E62100010	VERTICAL, FURNAC	[GRAPHIC]–808D	[GRAPHIC]	199408
E62100012	VERTICAL, CVD FU	[GRAPHIC]–808SC	[GRAPHIC]	199408
E62100013	VERTICAL, CVD FU	[GRAPHIC]–808SC	[GRAPHIC]	199408
E62100014	VERTICAL, CVD FU	[GRAPHIC]–808SC	[GRAPHIC]	199408

4

(Translation)

E62100015	VERTICAL, CVD FU	[GRAPHIC]-808SC	[GRAPHIC]	199408
E62100017	VERTICAL–DIFF–	[GRAPHIC]-808SD	[GRAPHIC]	199505
E62100018	VERTICAL–DIFF–	[GRAPHIC]-808SD	[GRAPHIC]	199509
E62100019	VERTICAL–DIFF–	[GRAPHIC]-808SD	[GRAPHIC]	199509
E62100020	VERTICAL–DIFF–	[GRAPHIC]-808SD	[GRAPHIC]	199509
E62100021	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199509
E62100022	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199509
E62100025	VERTICAL–DIFF–	[GRAPHIC]-808SD	[GRAPHIC]	199509
E62100026	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199509
E62100027	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SD(DCEOX)	[GRAPHIC]	199512
E62100028	FURNACE	[GRAPHIC]-808SD(SOS CURE)	[GRAPHIC]	199512
E62100029	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100030	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100031	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100032	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100033	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100034	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100035	VERTICAL–DIFF. FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100036	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SD	[GRAPHIC]	199603
E62100037	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100038	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100039	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100040	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100041	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100043	VERTICAL– FURNACE	[GRAPHIC]-808D	[GRAPHIC]	199603
E62100044	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100045	VERTICAL–CVD. FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199603
E62100046	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100047	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100048	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100049	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100050	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100051	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100052	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100053	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100054	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100055	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199604
E62100056	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199604
E62100057	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199604
E62100058	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199604
E62100059	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC	[GRAPHIC]	199604
E62100060	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD	[GRAPHIC]	199604
E62100063	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD(IOX/WL)	[GRAPHIC]	199703
E62100064	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD(TNOX/GOX)	[GRAPHIC]	199703
E62100065	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC(HTO)	[GRAPHIC]	199703
E62100066	VERTICAL–CVD–FURNAC	[GRAPHIC]-808SC(DASI)	[GRAPHIC]	199703
E62100067	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD IOX/WL	[GRAPHIC]	199705
E62100068	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD IOX/WL	[GRAPHIC]	199705
E62100069	VERTICAL–DIFF–FURNA	[GRAPHIC]-808SD WOX	[GRAPHIC]	199705
E62100101	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199806
E62100102	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199806
E62100103	VERTICAL–CVD–F	[GRAPHIC]-808SC	[GRAPHIC]	199806
E62100104	SOS–CURE–FURNN	[GRAPHIC]-808SD	[GRAPHIC]	199806
E62400001	RTA	LA-W815-AV2. 5	[GRAPHIC]	199408
E62400003	RTA	LA-820	[GRAPHIC]	199603
E62400004	RTA	LA-820	[GRAPHIC]	199603

5

(Translation)

E62500001	UV–CURE	M200PCU	[GRAPHIC]	199408
E62500002	UV–CURE	M200PCU	[GRAPHIC]	199603
E63100003	RINSER DRIER	ST-880S	[GRAPHIC]	199408
E63100004	SPIN–RINSER–DRIER	ST-880S	[GRAPHIC]	199511
E67100001	STEPPER	FPA-2500I3	[GRAPHIC]	199408
E67100002	STEPPER	FPA-2500I3	[GRAPHIC]	199408
E67100003	STEPPER	FPA-2500I3	[GRAPHIC]	199408
E67100004	STEPPER	FPA-2500I3	[GRAPHIC]	199408
E67100005	STEPPER	FPA-2500I3	[GRAPHIC]	199408
E67100009	STEPPER	M2241I	[GRAPHIC]	199507
E67100010	STEPPER	FPA-2500I3	CANON	199508
E67100011	STEPPER	FPA-2500I3	CANON	199508
E67100015	STEPPER	FPA-2500I3	CANON	199509
E67100016	STEPPER	FPA-2500I3	CANON	199509
E67100017	STEPPER	FPA-2500I3	CANON	199510
E67100019	STEPPER	FPA-3000I4	CANON	199601
E67100020	STEPPER	FPA-3000I4	CANON	199602
E67100021	STEPPER	FPA-3000IW	CANON	199603
E67100022	STEPPER	FPA-3000IW	CANON	199603
E67100023	STEPPER	FPA-3000IW	CANON	199604
E67100024	STEPPER	FPA-3000IW	CANON	199604
E67100025	STEPPER	FPA-3000IW	CANON	199604
E67100026	STEPPER	FPA-3000IW	CANON	199604
E67100027	STEPPER	FPA-3000I4	CANON	199604
E67100028	STEPPER	FPA-3000I4	CANON	199604
E67100029	STEPPER	FPA-3000I4	CANON	199604
E67100030	STEPPER	FPA-3000I4	CANON	199604
E67100031	STEPPER	FPA-3000I4	CANON	199604
E67100032	STEPPER	FPA-3000I4	CANON	199604
E67100033	STEPPER	FPA-3000I4	CANON	199604
E67100034	STEPPER	FPA-3000I4	CANON	199606
E67100035	STEPPER	FPA-3000I4	CANON	199607
E67100036	STEPPER	FPA-3000I4	CANON	199607
E67100037	STEPPER	FPA-3000I5	CANON	199703
E67100038	STEPPER	FPA-3000I5	CANON	199703
E67100039	STEPPER	FPA-3000I5	CANON	199705
E67100040	STEPPER	FPA-3000I5	CANON	199706
E67100041	STEPPER	FPA-3000I5	CANON	199706
E67100042	STEPPER	FPA-3000I5	CANON	199709
E67100054	STEPPER	FPA-3000I5	CANON	199806
E67100055	STEPPER	FPA-3000I5	CANON	199806
E70100001	TAPE LAMINATER	DR-8500	[GRAPHIC]	199408
E70100002	TAPE REMOVER	HR-8500	[GRAPHIC]	199408
F18200007	PARTICLE	SFS-6400	[GRAPHIC]	199408
F18200008	PARTICLE	SFS-6400	[GRAPHIC]	199408
F18200010	ANALSYS STATIO	KLA-2551X	[GRAPHIC]	199408
F18200011	REVIEWSTATION	KLA-2608	[GRAPHIC]	199408
F18200023	FILM THICKNESS	FT-530/E	[GRAPHIC]	199408
F18200024	X-RAY FLUORE	SYSTEM-3630	[GRAPHIC]	199408
F18200025	STRESS	FLX-2328	[GRAPHIC]	199408
F18200027	FILM THICKNESS	P2	[GRAPHIC]	199408
F18200029	DOSE MONITER	TP-400XP	[GRAPHIC]	199408
F18200031	MICROSCOPE	IM-15	[GRAPHIC]	199408
F18200032	MICROSCOPE	IM-15	[GRAPHIC]	199408
F18200036	FILM THICKNESS	P2	[GRAPHIC]	199408
F18200068	FILM–THICKNESS	FT-700	[GRAPHIC]	199504

6

(Translation)

F18200069	FILM–THICKNESS	FE-IV	[GRAPHIC]	199505
F18200070	MICROSCOPE	1M-15	[GRAPHIC]	199505
F18200071	MICROSCOPE	1M-15	[GRAPHIC]	199505
F18200083	ANALYSIS–STATI	KLA-2552	KLA	199507
F18200084	INSPECTION–SYS	KLA-2131	KLA	199507
F18200100	TILT–SEM	JWS-7500E	[GRAPHIC]	199511
F18200102	REFLECTANCE–MESURME	FT-750	[GRAPHIC]	199511
F18200103	[GRAPHIC]	SFS6420	[GRAPHIC]	199511
F18200104	MICROSCOPE	BIN (CAMERA)	[GRAPHIC]	199511
F18200112	FILM–THICKNESS	FE4	[GRAPHIC]	199602
F18200113	FILM–THICKNESS	FT-750	[GRAPHIC]	199602
F18200114	RESISTIVITY–MAPPING	OMNI MAP 55	[GRAPHIC]	199602
F18200115	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200116	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200117	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200118	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200119	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200120	MICROSCOPE	IM-15	[GRAPHIC]	199602
F18200121	SEM	S-8820	[GRAPHIC]	199602
F18200123	SEM	S-8820	[GRAPHIC]	199602
F18200124	REFLECTENCE–MESUREM	FT-750	[GRAPHIC]	199602
F18200127	PARTICLE–COUNTER	SFS-7700	[GRAPHIC]	199602
F18200128	WAFER–INSPECTI	KLA-2132	[GRAPHIC]	199602
F18200129	UV–TRANSMISIVITY	UV1050	[GRAPHIC]	199602
F18200130	REVIEW–STATION	INS2000	[GRAPHIC]	199602
F18200136	WAFER–INSPECTI	KLA-2112	[GRAPHIC]	199603
F18200137	WAFER–INSPECTI	KLA-2112	[GRAPHIC]	199603
F18200138	ANALSYS–STATIO	KLA-2552	[GRAPHIC]	199603
F18200158	FILM–THICKNESS	FE7	[GRAPHIC]	199606
F18200161	OVERLAY–MEASUREMENT	KLA-5100	[GRAPHIC]	199607
F18200243	WAFER–INSPECTI	KLA-2115	KLA	199711
F20200001	MICROSCOPE(CAMERA)	CHIVI (BIN)	[GRAPHIC]	199408
F20200002	MICROSCOPE	CHIVI (BIN)	[GRAPHIC]	199408
F20200003	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199408
F20200004	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199408
F20200005	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199408
F20200006	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199408
F20200010	MICROSCOPE	CHIVI (BIN)	[GRAPHIC]	199408
F20200016	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199602
F20200018	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199602
F20200019	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199602
F20200020	MICROCOPE (CAME	CHIVI (BIN)	[GRAPHIC]	199602
F20200021	MICROSCOPE (CAM	CHIVI (BIN)	[GRAPHIC]	199602
F20400002	[GRAPHIC]	PM-PB20	[GRAPHIC]	199408
F20500001	ANALYTICAL–BALANCE	MODEL AB-300	AMD	199602
F60100001	[GRAPHIC]	HP8452A	[GRAPHIC]	199411
H16600001	SHEET, RESIST	M-GAGE300	[GRAPHIC]	199408
J00000147	VERTICAL DIFF FURNACE	ALPHA-8/SD	[GRAPHIC]	199910
J00000156	[GRAPHIC]	TE8401	[GRAPHIC]	200003
J00000157	[GRAPHIC]	TE8401	[GRAPHIC]	200004
J00000198	PLASMA CVD SYSTEM	P-5000(SiN)	[GRAPHIC]	199912
J00000239	WSi CVD SYSTEM	MB2-730(DCS)	[GRAPHIC]	200002
J00000523	[GRAPHIC]	DD-823V-8BL	[GRAPHIC]	200004
J00000524	[GRAPHIC]	DD-823V-8BL	[GRAPHIC]	200004
J00000613	DRY ETCHER	CENTURA-5200	[GRAPHIC]	200007
J00000622	LAMP ANNEAL	LA-W820	[GRAPHIC]	200007

7

(Translation)

J00001122	Vertical Diffusion Furnace	ALPHA-8SE-ZA(Hi Temp)	[GRAPHIC]	200103
J00001209	CVD MACHINE	CONCEPT TWO	[GRAPHIC]	200110
J00001371	SPUTTERING SYSTEM	ENDURA-CVD	[GRAPHIC]	200208
J00001372	SPUTTERING SYSTEM	ENDURA-CVD	[GRAPHIC]	200212
J00001375	PLASMA CVD SYSTEM	P-5000(ARC)	[GRAPHIC]	200208
J00001377	VERTICAL DIFF FURNACE	a-8SED(GOX)	[GRAPHIC]	200209
J00001381	COATER/DEVELOPER	ACT8 CAR	[GRAPHIC]	200211
J00001382	SPUTTERING SYSTEM	ENDURA-CVD	[GRAPHIC]	200208
J00001383	PLASMA CVD SYSTEM	MB2-730(DCS)	[GRAPHIC]	200209
J00001386	POLY–ETCH	CENTURA-MXP	[GRAPHIC]	200210
J00001387	ETCHER	UNITY85-DI	[GRAPHIC]	200210
J00001388	ETCHER	UNITY85-DI	[GRAPHIC]	200210
J00001389	PLASMA CVD SYSTEM	P-5000SA(BPSG)	[GRAPHIC]	200212
J00001411	VERTICAL DIFF FURNACE	a-8SED(GOX)	[GRAPHIC]	200209
J00001414	STEPPER	FPA-3000EX6	[GRAPHIC]	200211
J00001811	DRY ETCHER	TE8401	[GRAPHIC]	200209
J00001812	DRY ETCHER	TE8401	[GRAPHIC]	200209
K00000460	[GRAPHIC]	IS2510	[GRAPHIC]	199906
K00000461	[GRAPHIC]	NC110	KLA[GRAPHIC]	199905
K00000817	PARTICLE INSPECTION	IS1600	[GRAPHIC]	200006
K00002122	SEM	S9220(Etch)	[GRAPHIC]	200209
K00002123	MICROSCOPE	Chivi-7	[GRAPHIC]	200206
K00002125	FILM THICKNESS	UV-1080	[GRAPHIC]	200208
K00002126	OVERLAY MEASUREMENT	KLA-5200XP	[GRAPHIC]	200208
K00002128	FILM THICKNESS	FE-7	[GRAPHIC]	200211
K00002129	OVERLAY MEASUREMENT	KLA 5200	[GRAPHIC]	200210
K00002131	SEM	S9200(Etch)	[GRAPHIC]	200303
K00002132	SEM	S9200(Photo)	[GRAPHIC]	200207
K00002135	FILM THICKNESS	UV-1280SE	[GRAPHIC]	200208
K00002137	STRESS MEASUREMENT	FLX-5410	[GRAPHIC]	200302
K00002138	RESISTIVITY MAPPING	OMNI RS-75/tc	[GRAPHIC]	200303
K00002190	PARTICLE	SFS6420	[GRAPHIC]	200211
K00002191	WAFER INSPECTION	KLA 2139	[GRAPHIC]	200303

[GRAPHIC]

[GRAPHIC]

2 [GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
E39100012	ION–IMPLANTATI	E220HP	[GRAPHIC]	199801
E39100013	ION–IMPLANTATI	E220HP	[GRAPHIC]	199801
E39100014	ION–IMPLANTATI	VIISION	[GRAPHIC]	199801
E39100015	ION–IMPLANTATION	E220HP	[GRAPHIC]	199804
E39100016	ION–IMPLANTATION	VIISION 80	[GRAPHIC]	199804
E39100017	ION–IMPLANTATION	VIISION 80	[GRAPHIC]	199804
E39600009	UV–ERASER	VUM-33598	[GRAPHIC]	199607
E39600011	UV–ERASER	VUM-33598	[GRAPHIC]	199607
E39600018	UV–ERASER	VUM-3359C	[GRAPHIC]	199710
E48100041	W–ETCHBACK–ETC	TE-8600	[GRAPHIC]	199604
E48100054	ASHER	RAM-8500	MC[GRAPHIC]	199606
E48100074	ASHER	RAM-8500	MC[GRAPHIC]	199703
E48100079	SILICON–NITRID	TE-8400S	[GRAPHIC]	199710
E48100080	ASHER	RAM-8500(BULK)	MC[GRAPHIC]	199710
E48100081	ASHER	RAM-8500(METAL)	MC[GRAPHIC]	199710
E48100082	ASHER	RAM-8500(II)	MC[GRAPHIC]	199710
E48100083	ILD–ASHER	L-3510	[GRAPHIC]	199710
E48100084	ILD–ASHER	L-3510	[GRAPHIC]	199710
E48100085	AL–ETCHER	TCP-9600	[GRAPHIC]	199711

8

(Translation)

E48100086	AL–ETCHER	TCP-9600	[GRAPHIC]	199711
E48100087	SILICON–NITRID	TE-8400S	[GRAPHIC]	199711
E48100088	SILICON–OXIDE –	UNITY85DATC(2+1CH)	[GRAPHIC]	199711
E48100089	SILICON–OXIDE –	UNITY85D(2CH)	[GRAPHIC]	199711
E48100090	SILICON–OXIDE –	UNITY85D(2CH)	[GRAPHIC]	199711
E48100091	POLY–ETCH	CENTURA MXP	[GRAPHIC]	199711
E48100092	POLY–ETCH	CENTURA MXP	[GRAPHIC]	199711
E48100093	ASHER	RAM-8500(II)	MC [GRAPHIC]	199802
E48100094	ASHER	RAM-8500(II)	MC [GRAPHIC]	199802
E48100095	AL–ETCHER	TCP-9600	[GRAPHIC]	199806
E48100096	ETCHER	UNITY-85DI	[GRAPHIC]	199806
E48100097	ASHER	RAM-8500(METAL)	MC [GRAPHIC]	199802
E48100098	SILICON–OXIDE –	UNITY85VER2EDATC(2+1CH)	[GRAPHIC]	199802
E48100099	ASHER	RAM–8500(BULK)	MC [GRAPHIC]	199802
E48100100	ASHER	RAM–8500(BULK)	MC [GRAPHIC]	199802
E48100101	SILICON–NITRID	TE–8400S	[GRAPHIC]	199802
E48100102	SILICON–NITRIDE–ETC	TE–8400S	[GRAPHIC]	199805
E48100103	POLY–ETCH	CENTURA DPS	[GRAPHIC]	199806
E48100104	POLY–ETCH	CENTURA DPS	[GRAPHIC]	199804
E48100109	AL–ETCHER	TCP–9600	[GRAPHIC]	199812
E48100110	SILICON–NITRIDE–ETC	TE–8400(S/D)	[GRAPHIC]	199812
E48100111	SILICON–OXIDE–ETCHE	UNITY85ATC	[GRAPHIC]	199812
E48200024	WET–STATION	WS–810	[GRAPHIC]	199710
E48200025	WET–STATION	WS–840	[GRAPHIC]	199710
E48200026	WET–STATION	WS–821	[GRAPHIC]	199710
E48200027	WET–STATION	WS–822	[GRAPHIC]	199710
E48200028	WET–STATION	WS–823	[GRAPHIC]	199710
E48200029	HF–VAPER–ETCHI	F–WET	[GRAPHIC]	199710
E48200030	WET–STRIP	WSST(DUAL)	[GRAPHIC]	199710
E48200032	MERCURY–WITH–R	MERCURY	M–FSI	199711
E48200033	CMP–POST–CLEAN	MERCURY(SIO)	M–FSI	199711
E48200034	WET–STATION	UW–851	[GRAPHIC]	199801
E48200035	WET–STATION	UW–852(ETCH)	[GRAPHIC]	199801
E48200036	WET–STATION	UW–852(II)	[GRAPHIC]	199801
E48200037	MERCURY–WITH–R	MERCURY	M–FSI	199803
E48200038	WET–STATION	UW–851	[GRAPHIC]	199805
E48200039	WET–STRIP	WSST(DUAL)	[GRAPHIC]	199802
E48200042	WET–STATION	WS–822	[GRAPHIC]	199809
E48300027	PLASMA–CVD–SYS	P–5000(3CHB)(SION)	[GRAPHIC]	199710
E48300028	PLASMA–CVD–SYS	P–5000(2CHB)(SIN)	[GRAPHIC]	199710
E48300029	PLASMA–CVD–SYS	P–5000(2CHB)(SIO)	[GRAPHIC]	199710
E48300030	PLASMA–CVD–SYS	CONCEPT TWO–W	[GRAPHIC]	199710
E48300031	BPSG–DEPOSITIO	P5000SA	[GRAPHIC]	199710
E48300032	WSI–DEPOSITION	MB2–730(WSI DEPO)	[GRAPHIC]	199711
E48300033	WSI–DEPOSITION	MB2–730(WSI DEPO)	[GRAPHIC]	199802
E48300034	PLASMA–CVD–SYS	P–5000(2CHB)(SIN)	[GRAPHIC]	199802
E48300035	BPSG–DEPOSITIO	P5000SA	[GRAPHIC]	199805
E48300036	PLASMA–CVD–SYS	P–5000(2CHB)(SIO)	[GRAPHIC]	199805
E49200016	SPIN–SCRUBBER	SSW–80A–AR(2[GRAPHIC])	[GRAPHIC]	199710
E49200017	SPIN–SCRUBBER	SSW–80A–AVR(2[GRAPHIC])	[GRAPHIC]	199710
E49200018	REWORK	SCW–80A	[GRAPHIC]	199710
E49200019	SOS–CURE–SYSTE	SOS	[GRAPHIC]	199711
E49200020	CMP–POST–CLEAN	DSS–200	[GRAPHIC]	199805
E49200021	SPIN–SCRUBBER	SSW–80A–AVR(2[GRAPHIC])	[GRAPHIC]	199802
E49200022	SPIN–SCRUBBER	SSW–80A–AR(2[GRAPHIC])	[GRAPHIC]	199802
E49200027	COATER/DEVELOP	CLEANTRACK–MK8	[GRAPHIC]	199803

9

(Translation)

E49200028	COATER/DEVELOPER (IW	CLEANTRACK-MK8	[GRAPHIC]	199805
E50100010	POLISHER	STRB-6DS	[GRAPHIC]	199711
E50100011	POLISHER	STRB-6DS-SP(SIO)	[GRAPHIC]	199804
E50100012	POLISHER	STRB-6DS-SP(W)	[GRAPHIC]	199806
E50300016	HCL, MINI, CSS	[GRAPHIC]	[GRAPHIC] VLSI	199408
E51100011	SPUTTERING-SYS	ENDURA 5500 HP	[GRAPHIC]	199710
E51100013	BACK–GRINDER	DFG-841	[GRAPHIC]	199801
E52100043	COATER/DEVELOP	CLEANTRACK-MK8	[GRAPHIC]	199710
E52100044	COATER/DEVELOP	CLEANTRACK-MK8	[GRAPHIC]	199711
E52100045	COATER/DEVELOP	CLEANTRACK-MK8	[GRAPHIC]	199711
E52100046	COATER/DEVELOP	CLEANTRACK-MK8	[GRAPHIC]	199711
E52100047	SOG–SYSTEM	CLEANTRACK–MK8	[GRAPHIC]	199711
E52100054	COATER/DEVELOPER	CLEANTRACK–MK8(IW)	[GRAPHIC]	199812
E52100055	COATER/DEVELOPER	CLEANTRACK–MK8(IW)	[GRAPHIC]	199812
E60100029	PROCESS–GAS–MO	QUALITORR OLION SYSTEM	[GRAPHIC]	199806
E62100070	VERTICAL–DIFF.	[GRAPHIC] 808SD(IOX/WL/FOX)	[GRAPHIC]	199710
E62100071	VERTICAL–DIFF.	[GRAPHIC]808SD(SINOX)	[GRAPHIC]	199710
E62100072	VERTICAL–DIFF.	[GRAPHIC]808SD(GOX/TNOX)	[GRAPHIC]	199710
E62100073	VERTICAL–DIFF.	[GRAPHIC]808SD(WOX)	[GRAPHIC]	199710
E62100074	VERTICAL–DIFF.	[GRAPHIC]808SD(BAOX/SOX)	[GRAPHIC]	199710
E62100075	VERTICAL–CVD. F	[GRAPHIC]808SC(ONOSN)	[GRAPHIC]	199710
E62100076	VERTICAL–CVD. F	[GRAPHIC]808SC(FL–SIN)	[GRAPHIC]	199710
E62100077	VERTICAL–DIFF.	[GRAPHIC]808SD(IOX/WL/FOX)	[GRAPHIC]	199710
E62100078	VERTICAL–DIFF.	[GRAPHIC]808SD(IOX/WL/FOX)	[GRAPHIC]	199710
E62100079	VERTICAL–DIFF.	VERTEX–3(BMLT)	[GRAPHIC]	199711
E62100080	VERTICAL–CVD–F	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199711
E62100081	VERTICAL–CVD–F	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199711
E62100082	VERTICAL–CVD–F	[GRAPHIC]–808SC(ONO HTO)	[GRAPHIC]	199711
E62100083	VERTICAL–CVD–F	[GRAPHIC]–808SC(DASI)	[GRAPHIC]	199711
E62100084	VERTICAL–CVD–F	[GRAPHIC]–808SC(PLY–CAP)	[GRAPHIC]	199711
E62100085	VERTICAL–FURNA	VERTEX–3(HAN)	[GRAPHIC]	199711
E62100086	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199801
E62100087	VERTICAL–CVD–F	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199801
E62100088	VERTICAL–CVD–FURNAC	[GRAPHIC]–808SC(DASI)	[GRAPHIC]	199804
E62100089	VERTICAL–CVD–FURNAC	[GRAPHIC]–808SC(ONO HTO)	[GRAPHIC]	199805
E62100090	VERTICAL–CVD–F	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199802
E62100091	VERTICAL–CVD–F	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199802
E62100092	VERTICAL–CVD–FURNAC	[GRAPHIC]–808SC(FL–SIN)	[GRAPHIC]	199805
E62100093	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199802
E62100094	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199802
E62100095	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199802
E62100096	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199802
E62100097	VERTICAL–DIFF.	[GRAPHIC]–808SD(IOX/WL/FOX)	[GRAPHIC]	199802
E62100098	VERTICAL–DIFF. FURNA	[GRAPHIC]–808SD(BAOX)	[GRAPHIC]	199805
E62100099	VERTICAL–DIFF. FURNA	[GRAPHIC]–808SD(WOX)	[GRAPHIC]	199805
E62100100	VERTICAL–DIFF. FURNA	[GRAPHIC]–808SD(GOX/TNOX)	[GRAPHIC]	199805
E62100106	VERTICAL–DIFF—	VERTEX(HAN)	[GRAPHIC]	199812
E62100110	VERTICAL–CVD–FURNAC	[GRAPHIC]–808SC(HTO)	[GRAPHIC]	199812
E62100111	VERTICAL–DIFF–FURNA	[GRAPHIC]–808SD(WOX)	[GRAPHIC]	199812
E62400005	RTA	LA–820 (DIF)	[GRAPHIC]	199710
E62400006	RTA	LA–820 (TFM)	[GRAPHIC]	199710
E62500003	UV–CURE	UMA1002	[GRAPHIC]	199710
E63100005	SPIN–RINSER–DR	ST–880S	[GRAPHIC]	199710
E63100007	SPIN–RINSER–DR	ST–880S	[GRAPHIC]	199801
E63100010	RINSER–DRYER	MODEL 480S	[GRAPHIC]	199806
E67100043	STEPPER	FPA–3000I5	CANON	199710

10

(Translation)

E67100044	STEPPER	FPA-3000I5	CANON	199711
E67100045	STEPPER	FPA–3000IW	CANON	199711
E67100046	STEPPER	FPA–3000IW	CANON	199711
E67100047	COATER/DEVELOP	CLEANTRACK–MK8	[GRAPHIC]	199711
E67100048	STEPPER	FPA–3000I5	CANON	199712
E67100052	STEPPER	FPA–3000IW	[GRAPHIC]	199803
E67100053	STEPPER	FPA–3000IW	CANON	199804
E69100016	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100017	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100018	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100019	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100020	MICROSCOPE(CAM	AL–1000	[GRAPHIC]	199710
E69100021	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100022	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199710
E69100025	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199801
E69100026	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199801
E69100027	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199801
E69100028	MICROSCOPE(CAM	AL–100	[GRAPHIC]	199802
E69900055	ASID–SINK	DR–1300–A	[GRAPHIC]	199710
E69900056	SOLVENT–SINK	DR–1000	[GRAPHIC]	199710
E70100013	TAPE–LAMINATER	DR–8500	[GRAPHIC]	199802
E70100014	TAPE–REMOVER	HR–8500	[GRAPHIC]	199802
F18200147	WAFER–INSPECTI	KLA–2112	[GRAPHIC]	199604
F18200182	MICROSCOPE	IM–15	[GRAPHIC]	199611
F18200183	MICROSCOPE	IM–15	[GRAPHIC]	199611
F18200184	MICROSCOPE	IM–15	[GRAPHIC]	199611
F18200194	RESISTIVITY–MA	OMNIMAP RS75TC	[GRAPHIC]	199710
F18200195	FILM–THICKNESS	P11	[GRAPHIC]	199710
F18200196	STRESS–MEASURE	FLX–2320A	[GRAPHIC]	199710
F18200197	RESISTIVITY–MA	OMNIMAP RS75	[GRAPHIC]	199710
F18200208	RESISTIVITY–MA	OMNIMAP RS75	[GRAPHIC]	199710
F18200209	FILM–THICKNESS	P11	[GRAPHIC]	199710
F18200210	FILM–THICKNESS	UV1250	[GRAPHIC]	199710
F18200211	SEM	S–8840	[GRAPHIC]	199710
F18200212	WAFER–INSPECTI	KLA–2115	KLA	199710
F18200213	WAFER–INSPECTI	KLA–2115	KLA	199710
F18200214	ANALSYS–STATIO	KLA–2552	KLA	199710
F18200215	REVIEWSTATION	CRS–1010	[GRAPHIC]	199710
F18200216	REVIEWSTATION	CRS–1010	[GRAPHIC]	199710
F18200217	SEM	S–8840	[GRAPHIC]	199710
F18200218	OVERLAY–MEASUR	KLA–5200	KLA	199710
F18200224	PARTICLE	IS2500	[GRAPHIC]	199710
F18200225	WAFER–INSPECTI	KLA–2135	KLA	199711
F18200244	TILT–SEM	S–7800	[GRAPHIC]	199712
F18200245	OVERLAY–MEASUR	KLA–5200	KLA	199801
F18200249	X–RAY–FLUOR.	SYSTEM–3640	[GRAPHIC]	199801
F18200252	[GRAPHIC]	FE–VII	[GRAPHIC]	200008
F18200253	[GRAPHIC]	FE–VII	[GRAPHIC]	200008
F18200259	PARTICLE	SFS–6420	[GRAPHIC]	200010
F18200260	[GRAPHIC]	SFS6420	[GRAPHIC]	200008
F18200262	[GRAPHIC]	UV1050	[GRAPHIC]	200008
F18200263	[GRAPHIC]	UV1050	[GRAPHIC]	200008
F18200264	[GRAPHIC]	UV1250	[GRAPHIC]	200008
F18200282	MICROSCOPE(CAM	IM–15(IM–800)	[GRAPHIC]	199802
F18200283	SEM	S–8840	[GRAPHIC]	199804
F18200284	OVERLAY–MEASUREMENT	KLA–5200	KLA	199805

11

(Translation)

F18200285	MICROSCOPE (CAM	IM-15(IM-800)	[GRAPHIC]	199802
F18200286	SEM	S-8840	[GRAPHIC]	199803
H16600002	SHEET–RESISTAN	NC110	[GRAPHIC]	199801
J00000019	PARTICLE	SFS–6420	[GRAPHIC]	199812
J00000020	UV–ERASER	VUM–3359A	[GRAPHIC]	199812
J00000021	RTA	LA–820(DIF)	[GRAPHIC]	199901
J00000022	FILM–THICKNESS	UV–1080	[GRAPHIC]	199812
J00000023	SOS–CURE–SYSTE	CTMK8(SOS)	[GRAPHIC]	199812
J00000055	COATER/DEVELOPER	CLEANTRACK–MK8(–5)	[GRAPHIC]	199904
J00000056	COATER/DEVELOPER	CLEANTRACK–MK8(–5)	[GRAPHIC]	199904
J00000057	COATER/DEVELOPER	CLEANTRACK–MK8(–5)	[GRAPHIC]	199904
J00000058	COATER/DEVELOPER	CLEANTRACK–MK8(–5)	[GRAPHIC]	199904
J00000059	COATER/DEVELOPER	CLEANTRACK–MK8(KRF)	[GRAPHIC]	199905
J00000060	POLISHER	6DS–SP(SIO)	[GRAPHIC]	199906
J00000061	UV–ERASER	VUM–3359C	[GRAPHIC]	199906
J00000065	POLY–ETCHER	CENTURA DPS	[GRAPHIC]	199907
J00000066	POLISHER	6DS–SP(W)	[GRAPHIC]	199907
J00000067	POLISHER	6DS–SP(W)	[GRAPHIC]	199907
J00000068	PLASMA–CVD–SYSTEM	P–5000(2CHB)	[GRAPHIC]	199907
J00000069	COATER/DEVELOPER	CLEANTRACK–MK8(I5)	[GRAPHIC]	199907
J00000070	COATER/DEVELOPER	CLEANTRACK–ACT8(KRF)	[GRAPHIC]	199907
J00000072	ETCHER	UNITY85DI	[GRAPHIC]	199907
J00000073	ETCHER	UNITY85DI	[GRAPHIC]	199907
J00000075	CMP POST CLEAN	DSS–200	[GRAPHIC]	199908
J00000104	VERTICAL DIFF FURNACE	DD–853V–8DL G/OX	[GRAPHIC]	199910
J00000105	VERTICAL CVD FURNACE	DJ–853V–8DL HTO	[GRAPHIC]	199910
J00000106	VERTICAL CVD FURNACE	DJ–853V–8DL Si3N4	[GRAPHIC]	199910
J00000182	PLASMA CVD SYSTEM	P–5000(SiO)	[GRAPHIC]	199911
J00000221	UV ERASER	VUW–3359C	[GRAPHIC]	200001
J00000222	UV ERASER	VUW–3359C	[GRAPHIC]	200001
J00000396	Brush Scruber	SSW–80A–AR(CVD)	[GRAPHIC]	200008
J00000397	BRUSH SCRUBER	SSW–80A–AR(Mtl)	[GRAPHIC]	200011
J00000398	WET STATION	WS–822	[GRAPHIC]	200006
J00000399	HSQ COATER	CTMK–8ß	[GRAPHIC]	200008
J00000400	SOG COATER	CTMK–8ß	[GRAPHIC]	200006
J00000415	[GRAPHIC]	SST–C–632–280K	[GRAPHIC]	200010
J00000416	ETCHER	UNITY85DI	[GRAPHIC]	200010
J00000417	VERTICAL DIFF FURNACE	a–808SED(HI)	[GRAPHIC]	200012
J00000418	VERTICAL DIFF FURNACE	a–808SED(HI)	[GRAPHIC]	200012
J00000419	VERTICAL DIFF FURNACE	a–808SED(SNOX)	[GRAPHIC]	200011
J00000420	SOG COATER	CTMK8(SOG)	[GRAPHIC]	200011
J00000421	COATER/DEVELOPER	CLEANTRACK–ACT8(i5)	[GRAPHIC]	200012
J00000422	COATER/DEVELOPER	CLEANTRACK–ACT8(i5)	[GRAPHIC]	200011
J00000525	CMP [GRAPHIC]	6DS–SP(SiO)	[GRAPHIC]	200004
J00000611	DRY ETCHER	CENTURA–DPS	[GRAPHIC]	200008
J00000612	DRY ETCHER	CENTURA–5200	[GRAPHIC]	200009
J00000615	PLASMA CVD SYSTEM	P–5000(ARL)	[GRAPHIC]	200007
J00000616	PLASMA CVD SYSTEM	P–5000(SiN)	[GRAPHIC]	200006
J00000617	PLASMA CVD SYSTEM	P–5000(SiO)	[GRAPHIC]	200009
J00000618	PLASMA CVD SYSTEM	P–5000(SiO)	[GRAPHIC]	200007
J00000619	PLASMA CVD SYSTEM	P–5000SA(BPSG)	[GRAPHIC]	200009
J00000620	STEPPER	FPA–3000I5	[GRAPHIC]	200006
J00000623	LAMP ANNEAL	LA–W820	[GRAPHIC]	200007
J00000624	WET STATION	WS–810	[GRAPHIC]	200008
J00000625	WET STATION	WS–852(II)	[GRAPHIC]	200006
J00000626	POST TREATMENT MACHINE	MERCURY	M–FSI	200006

12

(Translation)

J00000627	ASHER	PEP3510	[GRAPHIC]	200006
J00000628	ASHER	PEP3510	[GRAPHIC]	200008
J00000629	ASHER	PEP3510	[GRAPHIC]	200008
J00000630	WSI CVD MACHINE	MB2-730	[GRAPHIC]	200008
J00000631	VERTICAL CVD FURNACE	[GRAPHIC]808SC(DASI)	[GRAPHIC]	200007
J00000632	VERTICAL DIFF FURNACE	[GRAPHIC]808SC(ONSIN)	[GRAPHIC]	200009
J00000633	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(BAOX)	[GRAPHIC]	200006
J00000634	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(BAOX)	[GRAPHIC]	200006
J00000635	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(GOX)	[GRAPHIC]	200009
J00000636	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(HI)	[GRAPHIC]	200006
J00000637	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(HI)	[GRAPHIC]	200006
J00000638	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(HI)	[GRAPHIC]	200006
J00000639	VERTICAL DIFF FURNACE	[GRAPHIC]808SD(HI)	[GRAPHIC]	200006
J00000640	COATER/DEVELOPER	ACT-8(CAR)	[GRAPHIC]	200007
J00000641	COATER/DEVELOPER	ACT-8(i5)	[GRAPHIC]	200006
J00000642	COATER/DEVELOPER	ACT-8(i5)	[GRAPHIC]	200006
J00000643	COATER/DEVELOPER	ACT-8(i5)	[GRAPHIC]	200007
J00000644	COATER/DEVELOPER	ACT-8(Iw)	[GRAPHIC]	200006
J00000645	COATER/DEVELOPER	ACT-8(Iw)	[GRAPHIC]	200007
J00000768	ASHER	RAM8500	[GRAPHIC]	200007
J00000769	ASHER	RAM8500	[GRAPHIC]	200007
J00000771	BG	DFG850	[GRAPHIC]	200007
J00000772	COATER/DEVELOPER	ACT-8(iw)	[GRAPHIC]	200007
J00000773	STEPPER	FPA-3000EX5	[GRAPHIC]	200007
J00000774	STEPPER	FPA-3000I5	[GRAPHIC]	200007
J00000854	POST TREATMENT MACHINE	MERCURY-MP	M-FSI	200011
J00000856	WSI CVD MACHINE	MB2-730	[GRAPHIC]	200008
J00000857	AL ETCHER	TCP-9600	[GRAPHIC]	200010
J00000858	AL ETCHER	TCP-9600	[GRAPHIC]	200008
J00000859	POST TREATMENT MACHINE	MERCURY-MP	M-FSI	200009
J00000860	POST TREATMENT MACHINE	MERCURY-MP	M-FSI	200010
J00000861	DRY ETCHER	CENTURA-5200	[GRAPHIC]	200102
J00000863	PLAZMA CVD MACHINE	P-5000CVD(Sio)	[GRAPHIC]	200102
J00000866	DRY ETCHER	UNITY85	[GRAPHIC]	200008
J00000867	STEPPER	FPA-3000I5	[GRAPHIC]	200008
J00000869	[GRAPHIC]	UMA-1002-HC93	[GRAPHIC]	200008
J00000870	[GRAPHIC]	OPTIMA9300	[GRAPHIC]	200008
J00000915	ETCHER	UNITY85DI	[GRAPHIC]	200010
J00000916	ETCHER	UNITY85DI	[GRAPHIC]	200010
J00000917	VERTICAL CVD FURNACE	a-808SEC(HTO)	[GRAPHIC]	200101
J00000918	VERTICAL CVD FURNACE	a-808SEC(HTO)	[GRAPHIC]	200011
J00000919	VERTICAL DIFF FURNACE	a-808SED(HI)	[GRAPHIC]	200011
J00000920	VERTICAL DIFF FURNACE	a-8SE–ZV(HI)	[GRAPHIC]	200012
J00000921	W CVD MACHINE	MB2-730(W)	[GRAPHIC]	200012
J00000924	WET–STATION	UW-851	[GRAPHIC]	200011
J00000925	BRUSH SCRUBER	AS-2000	[GRAPHIC]	200109
J00000946	ASHER	RAM8500	[GRAPHIC]	200011
J00000947	ASHER	RAM8500	[GRAPHIC]	200011
J00000948	ASHER	RAM8500	[GRAPHIC]	200011
J00000949	BRUSH SCRUBER	SSW-80A-AR	[GRAPHIC]	200101
J00000950	PLAZMA CVD MACHINE	P-5000CVD(SiN)	[GRAPHIC]	200011
J00000951	BRUSH SCRUBER	SSW-80A-AR	[GRAPHIC]	200012
J00000952	PLAZMA CVD MACHINE	P-5000CVD(ARL)	[GRAPHIC]	200012
J00000953	WET STATION	WS-840	[GRAPHIC]	200101
J00000956	DRY ETCHER	TE8401	[GRAPHIC]	200009
J00000957	DRY ETCHER	TE8401	[GRAPHIC]	200009

13

(Translation)

J00000968	COATER/DEVELOPER	CLEANTRACK-ACT8 (i5)	[GRAPHIC]	200012
J00000969	COATER/DEVELOPER	CLEANTRACK-ACT8 (i5)	[GRAPHIC]	200012
J00000970	COATER/DEVELOPER	CLEANTRACK-ACT8 (iW)	[GRAPHIC]	200010
J00000971	COATER/DEVELOPER	CLEANTRACK-ACT8 (iW)	[GRAPHIC]	200010
J00000972	COATER/DEVELOPER	CLEANTRACK-ACT8 (iW)	[GRAPHIC]	200012
J00000973	WSi CVD MACHINE	MB2-730 (DCS)	[GRAPHIC]	200012
J00000974	ASHER	RAM-8500	[GRAPHIC]	200010
J00000975	HSQ COATER	CTMK8+ ß (HSQ)	[GRAPHIC]	200010
J00000976	AL ETCHER	TCP-9600	[GRAPHIC]	200102
J00000977	AL ETCHER	TCP-9600	[GRAPHIC]	200011
J00000992	TREATMENT MACHINE	F-WET	[GRAPHIC]	200012
J00000997	STEPPER	FPA-3000i5	[GRAPHIC]	200011
J00001001	ETCHER	LAM4520i	AMD	200110
J00001004	PLAZMA CVD MACHINE	P-5000CVD (BPSG)	[GRAPHIC]	200011
J00001005	VERTICAL DIFF FURNACE	a -8SE-ZV(WOX)	[GRAPHIC]	200011
J00001006	VERTICAL CVD FURNACE	a -8SE-ZV(ONHTO)	[GRAPHIC]	200011
J00001007	WET STATION	WS-822	[GRAPHIC]	200011
J00001008	WET STATION	WS-821	[GRAPHIC]	200011
J00001010	VERTICAL CVD FURNACE	a -8SE-ZV(HTO)	[GRAPHIC]	200011
J00001011	PLAZMA CVD MACHINE	P-5000CVD (SiN)	[GRAPHIC]	200101
J00001012	[GRAPHIC]	SST-C-632-280K	[GRAPHIC]	200101
J00001013	PLAZMA CVD MACHINE	P-5000CVD (Sio)	[GRAPHIC]	200012
J00001017	CMP POST CLEAN	DSS-200	[GRAPHIC]	200012
J00001018	AL ETCHER TCP9600SE	TCP-9600	[GRAPHIC]	200012
J00001021	VERTICAL CVD FURNACE	a -808SEC (DASI)	[GRAPHIC]	200204
J00001031	PLAZMA CVD MACHINE	P-5000CVD (BPSG. Co)	[GRAPHIC]	200204
J00001032	VERTICAL DIFF FURNACE	a -8SE-ZV(HI)	[GRAPHIC]	200012
J00001035	POLY ETCHER	CENTURA-MXP	[GRAPHIC]	200012
J00001036	CMP END POINT CONTROLLER	OPTIMA9325	[GRAPHIC]	200012
J00001037	CMP END POINT CONTROLLER	OPTIMA9325	[GRAPHIC]	200012
J00001038	SPUTTERING SYSTEM	ENDURA-HP-PVD	[GRAPHIC]	200101
J00001039	VERTICAL CVD FURNACE	a -8SE-ZV(SIN)	[GRAPHIC]	200101
J00001040	VERTICAL CVD FURNACE	a -8SE-ZV(DASI)	[GRAPHIC]	200101
J00001043	STEPPER	FPA-3000EX6	[GRAPHIC]	200101
J00001050	OVERLAY	KLA5200XP	KLA[GRAPHIC]	200101
J00001051	FILM THICKNESS	MATRIX S200	[GRAPHIC]	200101
J00001097	WET STATION	WS-822	[GRAPHIC]	200102
J00001102	PLAZMA CVD MACHINE	P-5000CVD(SiO)	[GRAPHIC]	200204
J00001103	NITRIDE ETCHER	TE8401	[GRAPHIC]	200103
J00001121	Vertical Diffusion Furnace	Vertex-III (Hi-Temp DRY)	[GRAPHIC]	200103
J00001128	Rinser Dryer	SRD8300	[GRAPHIC]	200104
J00001134	ETCHER	UNITY85DI	[GRAPHIC]	200105
J00001135	ETCHER	UNITY85DI	[GRAPHIC]	200105
J00001157	VERTICAL CVD FURNACE	a -8SE-ZV	[GRAPHIC]	200205
J00001164	COATER/DEVELOPER	ACT-8	[GRAPHIC]	200106
J00001306	WET STATION	WS-820L	[GRAPHIC]	200205
J00001307	VERTICAL CVD FURNACE	a -8SE-ZA	[GRAPHIC]	200205
J00001308	POLYETCH	CENTURA MXP	[GRAPHIC]	200301
J00001364	AL ETCHER	TCP9600SE	[GRAPHIC]	200210
J00001365	VERTICAL DIFF FURNACE	a -8SED (GOX)	[GRAPHIC]	200301
J00001367	AL ETCHER	TCP9600-SE	[GRAPHIC]	200207
J00001368	ION IMPLANTATION	E220	[GRAPHIC]	200207
J00001419	POLY ETCHER	CENTURA-MxP-PLUS	[GRAPHIC]	200208
J00002634	STEPPER	FPA-3000EX5	[GRAPHIC]	200210
K00000785	FILM THICKNESS	UV1280SE	KLA[GRAPHIC]	200007
K00000786	[GRAPHIC]	FE-VII	[GRAPHIC]	200007

14

(Translation)

K00000787	[GRAPHIC]	FE-VII	[GRAPHIC]	200007
K00000788	FILM THICKNESS	UV1280SE	KLA[GRAPHIC]	200007
K00000789	Defect Review	KLA2118	KLA[GRAPHIC]	200007
K00000790	Defect Review	KLA2118	KLA[GRAPHIC]	200007
K00000791	DOSE MONITOR	TP500	[GRAPHIC]	200012
K00000792	[GRAPHIC]	IS2510	[GRAPHIC]	200012
K00000793	SEM	S9200	[GRAPHIC]	200007
K00000794	SEM	S9200	[GRAPHIC]	200007
K00000795	FILM THICKNESS	UV-1080	KLA[GRAPHIC]	200007
K00000796	OMNI MAP	AUTO-RS75TC	KLA[GRAPHIC]	200007
K00000797	SEM	S9200	[GRAPHIC]	200007
K00000798	SEM	S9200	[GRAPHIC]	200007
K00000799	SEM	S9200	[GRAPHIC]	200007
K00000800	PARTICLE INSPECTION	AIT II SINGLE	KLA[GRAPHIC]	200007
K00000802	OVERLAY	KLA5200XP	KLA[GRAPHIC]	200007
K00000803	[GRAPHIC]	IS2510	[GRAPHIC]	200007
K00000804	Defect Review	KLA2118	KLA[GRAPHIC]	200007
K00000805	FILM THICKNESS	UV1280SE	KLA[GRAPHIC]	200007
K00000806	[GRAPHIC]	FAaST230DP	[GRAPHIC]	200105
K00000807	PARTICLE INSPECTION	AIT II SINGLE	KLA[GRAPHIC]	200007
K00000815	[GRAPHIC]	AL-2100	[GRAPHIC]	200007
K00000816	[GRAPHIC]	AL-2100	[GRAPHIC]	200007
K00000819	[GRAPHIC]	AL-2100	[GRAPHIC]	200007
K00000820	FILM THICKNESS	UV1280SE	KLA[GRAPHIC]	200007
K00000851	[GRAPHIC]	IM-80D	[GRAPHIC]	200006
K00000852	[GRAPHIC]	IM-80D	[GRAPHIC]	200006
K00000853	[GRAPHIC]	IM-80D	[GRAPHIC]	200006
K00000855	[GRAPHIC]	IM-80D	[GRAPHIC]	200006
K00000895	[GRAPHIC]	FE-VII	[GRAPHIC]	200105
K00000918	DEFECT REVIEW	KLA2119	KLA[GRAPHIC]	200011
K00000919	PARTICLE	IS2510	[GRAPHIC]	200105
K00002037	DEFECT REVIEW	SEM VISION	[GRAPHIC]	200204
K00002117	MICROSCOPE	Chivi-7	[GRAPHIC]	200207
K00002118	MICROSCOPE	Chivi-7	[GRAPHIC]	200207
K00002119	PARTICLE INSPECTION	SFS6420	[GRAPHIC]	200207
K00002121	PARTICLE INSPECTION	AIT2	[GRAPHIC]	200302

[GRAPHIC]

[GRAPHIC]

3 [GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
E39600010	UV–ERASER	VUM-33598	[GRAPHIC]	199607
E48100032	ASHER	RAM-8500	MC[GRAPHIC]	199509
E62100062	VERTICAL–CVD–FURNAC	VERTX3	[GRAPHIC]	199611
J00000148	[GRAPHIC]	CENTURA-MXP	[GRAPHIC]	199911
J00000149	[GRAPHIC]	RAM8500	[GRAPHIC]	199912
J00000160	[GRAPHIC]	RAM-8500	[GRAPHIC]	200001
J00000161	[GRAPHIC]	RAM-8500	[GRAPHIC]	200001
J00000177	UV ERASER	VUM3359A	[GRAPHIC]	200004
J00000993	POST TREATMENT MACHINE	MERCURY-MP	[GRAPHIC]	200303
J00000994	POST TREATMENT MACHINE	MERCURY-MP	[GRAPHIC]	200209
J00001024	VERTICAL CVD FURNACE	a -808SEC (TR–TEOS)	[GRAPHIC]	200208
J00001100	PLAZMA CVD MACHINE	P-5000CVD (SiN.Co)	[GRAPHIC]	200207
J00001101	PLAZMA CVD MACHINE	P-5000CVD (SiN.Co)	[GRAPHIC]	200207
J00001163	Oxcide Etcher	Unity85DD (DRM)	[GRAPHIC]	200208
J00001310	STEPPER	FPA-3000IW	[GRAPHIC]	200207
J00001312	STEPPER	FPA-3000EX6	[GRAPHIC]	200208

15

(Translation)

J00001343	STEPPER	FPA-3000I5	[GRAPHIC]	200207
J00001391	PLASMA CVD SYSTEM	C2SPEED STI	[GRAPHIC]	200211
J00001392	SPUTTERING SYSTEM	ENDURA-CVD (B101)	[GRAPHIC]	200206
J00001393	SPUTTERING SYSTEM	ENDURA-PVD	[GRAPHIC]	200207
J00001394	CMP MACHINE	Mirra-T2(CS69 STI)	[GRAPHIC]	200209
J00001395	AL ETCHER	TCP9600-SE(1ME)	[GRAPHIC]	200207
J00001396	CONCEPT TWO SPEED	C2SPEED	[GRAPHIC]	200212
J00001397	POLY ETCHER	CENTURA-DPS	[GRAPHIC]	200207
J00001398	CMP POST CLEAN	DSS200	[GRAPHIC]	200208
J00001399	PLASMA CVD SYSTEM	P-5000(ARL)-BULK	[GRAPHIC]	200207
J00001400	ASHER	RAMCO(ETCH)	[GRAPHIC]	200207
J00001401	ION IMPLANTER	VIISion	[GRAPHIC]	200206
J00001403	VERTICAL CVD FURNACE	a-8SEC(SIRN)	[GRAPHIC]	200210
J00001404	VERTICAL CVD FURNACE	a-8SEC(SNHTO)	[GRAPHIC]	200302
J00001405	VERTICAL DIFF FURNACE	a -8SED(GOX)	[GRAPHIC]	200207
J00001407	ION IMPLANTER	E220HP	[GRAPHIC]	200212
J00001408	POLISHER	STRASBAUGH	[GRAPHIC]	200211
J00001416	PHOTO BRUSH SCRUBBER	SSW-80A-AR	[GRAPHIC]	200210
J00001417	WET STRIP	WSST	[GRAPHIC]	200209
J00001418	WET STATION	WS-821	[GRAPHIC]	200212
J00001427	AL ETCHER	TCP9600SE	[GRAPHIC]	200210
J00001428	ION IMPLANTATION	VIISION80	[GRAPHIC]	200210
J00001429	UV–CURE	UMA-1002-HC93	[GRAPHIC]	200301
J00001430	VERTICAL DIFF FURNACE	a-808SED(GOX)	[GRAPHIC]	200210
J00001431	ETCHER	CENTURA-DPS	[GRAPHIC]	200301
J00001432	ENDURA–PVD	ENDURA-PVD	[GRAPHIC]	200301
J00001433	CMP MACHINE	STRB-6DS	[GRAPHIC]	200301
J00001434	PLASM CVD SYSTEM	CONCEPT-TWO Speed	[GRAPHIC]	200303
J00001667	UV–CURE	UMA-1002-HC93	[GRAPHIC]	200111
J00001707	CMP POST TREATMENT	DSS-200	[GRAPHIC]	200111
J00001709	CMP POST TREATMENT	DSS-200	[GRAPHIC]	200111
J00001715	RINSER DRYER	SRD880S-1-2-EML	[GRAPHIC]	200111
J00001717	RINSER DRYER	SRD880S-1-2-EML	[GRAPHIC]	200110
J00001718	RINSER DRYER	SRD880S-1-2-EML	[GRAPHIC]	200111
J00001719	CMP MACHINE	6DS-SP	[GRAPHIC]	200111
J00001720	CMP MACHINE	6DS-SP	[GRAPHIC]	200111
J00001721	CMP MACHINE	6DS-SP	[GRAPHIC]	200111
J00001728	PLASMA CVD SYSTEM	P-5000(3CHB)	[GRAPHIC]	200209
J00001729	PLASMA CVD SYSTEM(ARL)	P-5000(3CHB)	[GRAPHIC]	200111
J00001730	PLASMA CVD SYSTEM(CVD)	P-5000(3CHB)	[GRAPHIC]	200111
J00001731	PLASMA CVD SYSTEM(SIN)	P-5000(3CHB)	[GRAPHIC]	200110
J00001732	PLASMA CVD SYSTEM	P-5000(3CHB)	[GRAPHIC]	200111
J00001733	PLASMA CVD SYSTEM	P-5000(3CHB)	[GRAPHIC]	200111
J00001734	PLASMA CVD SYSTEM	P-5000(3CHB)	[GRAPHIC]	200205
J00001735	PLASMA CVD SYSTEM	P-5000(3CHB)	[GRAPHIC]	200209
J00001736	PLASMA CVD SYSTEM(SIN)	P-5000(3CHB)	[GRAPHIC]	200111
J00001737	CVD MACHINE	P-5000SA	[GRAPHIC]	200111
J00001738	CVD MACHINE	P-5000SA	[GRAPHIC]	200111
J00001739	BRUSH SCRUBBER	SS-80BW-AR	[GRAPHIC]	200110
J00001740	BRUSH SCRUBBER	SS-80BW-AR	[GRAPHIC]	200110
J00001741	WET STATION	WS-810	[GRAPHIC]	200110
J00001742	VERTICAL CVD FURNACE	a-808SEC(CAP/SIN)	[GRAPHIC]	200210
J00001743	VERTICAL CVD FURNACE	A-808SEC(DASI)	[GRAPHIC]	200110
J00001744	VERTICAL CVD FURNACE	A-808SEC(DASI)	[GRAPHIC]	200110
J00001747	VERTICAL CVD FURNACE	A-808SEC(HTO/SIN–2)	[GRAPHIC]	200110
J00001748	VERTICAL CVD FURNACE	A-808SEC(ONHTO)	[GRAPHIC]	200110

16

(Translation)

J00001749	VERTICAL CVD FURNACE	A-808SEC(ONHTO)	[GRAPHIC]	200203
J00001750	VERTICAL CVD FURNACE	A-808SEC(ONSIN)	[GRAPHIC]	200110
J00001751	VERTICAL CVD FURNACE	A-808SEC(POLY-2)	[GRAPHIC]	200203
J00001752	VERTICAL CVD FURNACE	A-808SEC(POLY-2)	[GRAPHIC]	200110
J00001753	VERTICAL CVD FURNACE	A-808SEC(SIN)	[GRAPHIC]	200110
J00001754	VERTICAL CVD FURNACE	A-808SEC(SIN)	[GRAPHIC]	200110
J00001755	VERTICAL CVD FURNACE	A-808SEC(TEOS)	[GRAPHIC]	200110
J00001756	VERTICAL CVD FURNACE	A-808SEC(TEOS)	[GRAPHIC]	200110
J00001757	VERTICAL CVD FURNACE	A-808SEC(TEOS2)	[GRAPHIC]	200110
J00001758	VERTICAL DIFFUSION FURNACE	A-808SED(BAOX)	[GRAPHIC]	200110
J00001759	VERTICAL DIFFUSION FURNACE	A-808SED(BAOX)	[GRAPHIC]	200110
J00001760	VERTICAL DIFFUSION FURNACE	A-808SED(BAOX)	[GRAPHIC]	200110
J00001761	VERTICAL DIFF FURNACE	a-808SED(BAOX	[GRAPHIC]	200205
J00001762	VERTICAL DIFFUSION FURNACE	A-808SED(GOX)	[GRAPHIC]	200110
J00001763	VERTICAL DIFFUSION FURNACE	A-808SED(GOX)	[GRAPHIC]	200203
J00001764	VERTICAL DIFFUSION FURNACE	A-808SED(GOX)	[GRAPHIC]	200110
J00001766	VERTICAL DIFFUSION FURNACE	A-808SED(HI)	[GRAPHIC]	200110
J00001767	VERTICAL DIFFUSION FURNACE	A-808SED(HI)	[GRAPHIC]	200110
J00001770	VERTICAL DIFFUSION FURNACE	a-808SED(HI/BAOX)	[GRAPHIC]	200209
J00001771	VERTICAL DIFFUSION FURNACE	A-808SED(SNOX)	[GRAPHIC]	200110
J00001772	VERTICAL DIFFUSION FURNACE	A-808SED(WOX)	[GRAPHIC]	200110
J00001773	VERTICAL DIFFUSION FURNACE	a-808SED(WOX)	[GRAPHIC]	200208
J00001774	VERTICAL DIFFUSION FURNACE	A-808SED(WOX)	[GRAPHIC]	200110
J00001777	WET STATION	WS-821	[GRAPHIC]	200111
J00001778	WET STATION	WS-821	[GRAPHIC]	200110
J00001779	WET STATION	WS-822	[GRAPHIC]	200110
J00001780	WET STATION	WS-822	[GRAPHIC]	200110
J00001781	WET STATION	WS-822	[GRAPHIC]	200110
J00001782	WET STATION	WS-840	[GRAPHIC]	200110
J00001786	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001787	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001788	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001789	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001790	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001791	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200110
J00001792	POLY–ETCH	CENTURA MXP	[GRAPHIC]	200301
J00001793	ETCHER	LAM4520i	[GRAPHIC]	200110
J00001794	WET MACHINE	MERCURY-MP	[GRAPHIC]	200111
J00001795	WET MACHINE	MERCURY-MP	[GRAPHIC]	200110
J00001796	WET MACHINE	MERCURY-MP	[GRAPHIC]	200110
J00001797	WET MACHINE	MERCURY-MP	[GRAPHIC]	200110
J00001798	ASHER	PEP3510	[GRAPHIC]	200111
J00001799	ASHER	PEP3510	[GRAPHIC]	200111
J00001800	ASHER	PEP3510A(DESCUM)	[GRAPHIC]	200110
J00001801	ASHER	PEP3510A(DESCUM)	[GRAPHIC]	200110
J00001802	[GRAPHIC]	RAM8500	[GRAPHIC]	200110
J00001803	[GRAPHIC]	RAM8500	[GRAPHIC]	200110
J00001804	[GRAPHIC]	RAM8500	[GRAPHIC]	200110
J00001805	[GRAPHIC]	RAM8500	[GRAPHIC]	200110
J00001806	AL ETCHER(TCP9600SE)	TCP-9600	[GRAPHIC]	200111
J00001807	AL ETCHER(TCP9600SE)	TCP-9600	[GRAPHIC]	200111
J00001808	AL ETCHER(TCP9600SE)	TCP-9600	[GRAPHIC]	200111
J00001809	AL ETCHER(TCP9600SE)	TCP-9600	[GRAPHIC]	200111
J00001810	AL ETCHER(TCP9600SE)	TCP-9600	[GRAPHIC]	200111
J00001813	UV–CURE	UMA-1002-HC93	[GRAPHIC]	200110
J00001819	ETCHER	UNITY85DI	[GRAPHIC]	200111

17

(Translation)

J00001820	ETCHER	UNITY85DI	[GRAPHIC]	200111
J00001821	ETCHER	UNITY85DI	[GRAPHIC]	200203
J00001822	ETCHER	UNITY-85DP	[GRAPHIC]	200205
J00001823	ETCHER	UNITY-85DP	[GRAPHIC]	200111
J00001824	WET STATION	UW-851	[GRAPHIC]	200110
J00001825	WET STATION	UW-852	[GRAPHIC]	200110
J00001826	WET MACHINE	SST-C-632-280K	[GRAPHIC]	200111
J00001827	WET MACHINE	SST-C-632-280K	[GRAPHIC]	200111
J00001833	[GRAPHIC](II)	RAM8500	[GRAPHIC]	200110
J00001834	[GRAPHIC](II)	RAM8500	[GRAPHIC]	200110
J00001835	[GRAPHIC](II)	RAM8500	[GRAPHIC]	200110
J00001836	[GRAPHIC](II)	RAM8500	[GRAPHIC]	200203
J00001837	[GRAPHIC](II)	RAM8500	[GRAPHIC]	200110
J00001841	WET STATION	WS-852(II)	[GRAPHIC]	200110
J00001842	WET STATION	WS-852(II)	[GRAPHIC]	200110
J00001844	COATER/DEVELOPER	ACT-8(EX-6)	[GRAPHIC]	200208
J00001860	REWORK	SC-W80A-AV	[GRAPHIC]	200111
J00001889	WET MACHINE	FS-820L	[GRAPHIC]	200111
J00001890	BRUSH SCRUBBER	SS-80BW-AR	[GRAPHIC]	200111
J00001891	BRUSH SCRUBBER	SS-80BW-AR	[GRAPHIC]	200111
J00001892	BRUSH SCRUBBER	SS-80BW-AR	[GRAPHIC]	200112
J00001893	VERTICAL DIFFUSION FURNACE	VERTEX	[GRAPHIC]	200302
J00001894	VERTICAL DIFFUSION FURNACE	VERTEX(HAN)	[GRAPHIC]	200111
J00001895	UV ERASER	VUW-3359C	[GRAPHIC]	200111
J00001896	UV ERASER	VUW-3359C	[GRAPHIC]	200111
J00001897	UV ERASER	VUW-3359C	[GRAPHIC]	200111
J00002014	RETICLE STOCKER	UCSS-FR-F6	[GRAPHIC]	200110
J00002072	WSST	SST-C-632-280K	[GRAPHIC]	200112
J00002153	WET STRAGE SINK	DR-1300-S	[GRAPHIC]	200111
J00002154	WET STRAGE SINK	DR-1300-S	[GRAPHIC]	200111
J00002155	ACID DRAFT	DR-PVD(CMP)	[GRAPHIC]	200111
J00002156	SOLVENT DRAFT	DR-SUS(CMP)	[GRAPHIC]	200111
J00002177	[GRAPHIC]	0040-50S-IIIA	[GRAPHIC]	200111
J00002178	[GRAPHIC]	0040-50S-IIIA	[GRAPHIC]	200111
J00002179	[GRAPHIC]	0040-50S-IIIA	[GRAPHIC]	200111
J00002180	[GRAPHIC]	0040-50S-IIIA	[GRAPHIC]	200111
J00002189	FLR–E	CDE-80N	[GRAPHIC]	200110
J00002611	CVD MACHINE	P-5000	[GRAPHIC]	200203
J00002612	CVD MACHINE	P-5000SA	[GRAPHIC]	200204
J00002613	PLASMA CVD SYSTEM	P-5000(SIN)	[GRAPHIC]	200204
J00002614	PLASMA CVD SYSTEM	P-5000(ARL)	[GRAPHIC]	200204
J00002615	VERTICAL CVD FURNACE	a-8SEC	[GRAPHIC]	200204
J00002621	COATER/DEVELOPER	ACT-8(I5+)	[GRAPHIC]	200207
J00002622	COATER/DEVELOPER	ACT-8(EX-6)	[GRAPHIC]	200208
J00002626	STEPPER	FPA-3000EX6	[GRAPHIC]	200208
J00002627	COATER/DEVELOPER	ACT-8(IW)	[GRAPHIC]	200207
J00002628	VERTICAL CVD FURNACE	a-8SE-ZV(SIN2)	[GRAPHIC]	200204
J00002630	WET MACHINE	MERCURY-MP	[GRAPHIC]	200204
J00002631	CMP MACHINE	6DS-SP(W)	[GRAPHIC]	200204
J00002632	PLASMA CVD SYSTEM	P-5000(SIO)	[GRAPHIC]	200204
J00002633	PLASMA CVD SYSTEM	P-5000(SIO)	[GRAPHIC]	200204
J00002645	WSI CVD MACHINE	MB2-730(W)	[GRAPHIC]	200204
J00002646	WSI CVD MACHINE	MB2-730(W)	[GRAPHIC]	200204
J00002660	FLR–E	CDE-80N	[GRAPHIC]	200201
J00002661	ETCHER	LAM4520i	[GRAPHIC]	200204
J00002662	AL ETCHER	TCP-9600	[GRAPHIC]	200202

18

(Translation)

K00000818	[GRAPHIC]	AL–2100	[GRAPHIC]	200007
K00001117	[GRAPHIC]	AL–2100	[GRAPHIC]	200102
K00001400	PARTICLE INSPECTION	AIT2	[GRAPHIC]	200110
K00001403	FILM THICKNESS	UV1280SE	[GRAPHIC]	200110
K00001404	FILM THICKNESS	UV–1080	[GRAPHIC]	200110
K00001405	STRESS MONITOR	FLX2320A	[GRAPHIC]	200110
K00001408	[GRAPHIC]	SYSTEM	[GRAPHIC]	200111
K00001414	REVIEW SEM	SEM VISION	[GRAPHIC]	200110
K00001415	PARTICLE INSPECTION	AIT2	[GRAPHIC]	200110
K00001416	[GRAPHIC]	FAaST230DP	[GRAPHIC]	200110
K00001417	FILM THICKNESS	MATRIX S200	[GRAPHIC]	200110
K00001418	FILM THICKNESS	MATRIX S200	[GRAPHIC]	200110
K00001420	FILM THICKNESS	MATRIX S200	[GRAPHIC]	200110
K00001421	FILM THICKNESS	MATRIX S200	[GRAPHIC]	200110
K00001422	DEGREE MONITOR	P–11	[GRAPHIC]	200111
K00001423	DEGREE MONITOR	P–22	[GRAPHIC]	200110
K00001430	FILM THICKNESS	UV–1080	[GRAPHIC]	200110
K00001431	FILM THICKNESS	UV–1080	[GRAPHIC]	200110
K00001433	PARTICLE INSPECTION	IS2510	[GRAPHIC]	200203
K00001437	CONTACT ANGLE MEASURE	CAX200	[GRAPHIC]	200110
K00001438	MICROSCOPE INSPECTION	AL2100	[GRAPHIC]	200111
K00001439	MICROSCOPE INSPECTION	AL2100	[GRAPHIC]	200111
K00001440	MICROSCOPE INSPECTION	AL2100	[GRAPHIC]	200111
K00001441	MICROSCOPE INSPECTION	AL2100	[GRAPHIC]	200111
K00001442	MICROSCOPE INSPECTION	AL2100	[GRAPHIC]	200111
K00001443	OVERLAY	NRM1000	[GRAPHIC]	200110
K00001444	OVERLAY	NRM1000	[GRAPHIC]	200110
K00001445	OVERLAY	NRM1000	[GRAPHIC]	200110
K00001447	FILM THICKNESS	UV–1080	[GRAPHIC]	200110
K00001449	DEGREE MONITOR	P–11	[GRAPHIC]	200111
K00001450	FILM THICKNESS	UV1280SE	[GRAPHIC]	200110
K00001451	FILM THICKNESS	UV1280SE	[GRAPHIC]	200110
K00001527	UV [GRAPHIC]	G1812AA	[GRAPHIC]	200111
K00001672	SHEET RESISTANCE	LRM–110	[GRAPHIC]	200201
K00001803	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001804	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001805	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001806	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001807	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001808	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001809	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001810	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001811	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001812	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001813	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001814	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001816	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001817	MICROSCOPE	AL100	[GRAPHIC]	200111
K00001831	MICROSCOPE INSPECTION	AL1000	[GRAPHIC]	200111
K00002050	OPTIPROBE	OP5240	[GRAPHIC]	200210
K00002144	WAFER INSPECTION	KLA 2139	[GRAPHIC]	200208
K00002145	SEM	S9220 (Photo)	[GRAPHIC]	200302
K00002146	REVIEW SEM	SEMVISION	[GRAPHIC]	200301
K00002147	WAFER INSPECTION	KLA 2119	[GRAPHIC]	200210
K00002173	SEM	S9220 (Photo)	[GRAPHIC]	200206

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[GRAPHIC]

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[GRAPHIC]

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Exhibit 10.60(b)

Schedule 3

ACCOUNTS RECEIVABLES TRUST AGREEMENT

FASL JAPAN LIMITED (the “Settlor”) and Mizuho Trust & Banking Co., Ltd. (the “Trustee”) enter into this trust agreement (this “Agreement,” and the trust established under this Agreement, the “Trust”), which consists of the following terms and conditions.

CHAPTER 1 GENERAL PROVISIONS

1. DEFINITIONS

In this Agreement, the following terms shall have the meanings set forth below.

1.1	“Administration Method Instruction” has the meaning given in Clause 24.1 of this Agreement.

1.2	“Agent” means the Mizuho Corporate Bank, Ltd. in the capacity of the agent as appointed by the Lenders under the Creditors’ Agreement.

1.3	“Application for Additional Entrustment of Funds” means a document substantially in the form attached hereto as Schedule 2.

1.4	“Beneficial Interests” means the beneficial interests accrued under this Agreement.

1.5	“Beneficiary” means a person having the Beneficial Interests.

1.6	“Business Day” means any day other than those that are bank holidays in Japan.

1.7	“Collection Account” means the following account:

Name and Branch of Bank:	Mizuho Corporate Bank, Ltd., Uchisaiwaicho 1st Corporate Banking Division
Account Type:	Ordinary Savings Account
Account Number:	****
Account Name:	FASL JAPAN LIMITED Account held by Mizuho Trust & Banking Co., Ltd. as the trustee of the Monetary Receivables Trust

1.8	“Collection Calculation Date” means, collectively, the Regular Collection Calculation Date and the Extraordinary Collection Calculation Date; provided, however, that the Trust Termination Date shall be the last Collection Calculation Date.

1.9	“Collection Calculation Period” means the period commencing on the day (inclusive) immediately following the Collection Calculation Date immediately

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of the exhibit has been filed separately with the Securities and Exchange Commission.

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(Translation)

preceding each Collection Calculation Date and ending on the relevant Collection Calculation Date (inclusive); provided, however, that the initial Collection Calculation Period shall commence on March 25, 2004 (inclusive) and the final Collection Calculation Period shall end on the Trust Termination Date.

1.10	“Collection Delivery Date” means, collectively, the Regular Collection Delivery Date and the Extraordinary Collection Delivery Date.

1.11	“Consumption Tax” means, collectively, consumption tax and local consumption tax in Japan.

1.12	“Consumption Tax and Other Tax” means Consumption Tax, goods and services tax (GST) in Singapore, value added tax (VAT) in Germany and any other taxes separately agreed between the Settlor and the Trustee as taxes payable by the Settlor that are directly imposed on the execution and performance of the Purchase and Sale Related Agreements.

1.13	“Counter-Performed Trust Receivables” means the Trust Receivables (excluding the Ineligible Receivables) corresponding to the accounts receivables for the items that are sold and purchased, the delivery and inspection of which is completed, except for the Trust Receivables that are the Fixed Trust Receivables.

1.14	“Counter-Performed Trust Receivables Amount” means the principal amount of the Counter-Performed Trust Receivables.

1.15	“Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) relating to the Counter-Performed Trust Receivables Amount.

1.16	“Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent)” means the Counter-Performed Trust Receivables Amount minus the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent).

1.17	“Damages” has the meaning given in Clause 6.1 (1) of this Agreement.

1.18	“Estimated Trust Receivables Collection Amount” has the meaning given in Clause 19.1 of this Agreement.

1.19	“Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)” means the amount to be paid as the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) among the Estimated Trust Receivables Collection Amount.

1.20	“Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent)” means the amount to be paid as the Trust Receivables Amount (Goods’ Value Equivalent) among the Estimated Trust Receivables Collection Amount.

1.21	“Exemption Event” has the meaning given in Clause 1 of the Loan Agreements.

1.22	“Existing Trust Receivables” means the accounts receivables from the Third Party

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(Translation)

Obligor under the Purchase and Sale Related Agreements that exist as of the execution date of this Agreement.

1.23	“Expenses” means taxes and other public charges relating to the Trust Property and expenses necessary for the trust administrative services (including, without limitation, expenses relating to the delegation of the Trust Administrative Services under Clause 21).

1.24	“Expiration Date” means June 29, 2007 (or the immediately following Business Day if such date is not a Business Day).

1.25	“Extraordinary Collection Calculation Date” means, if the Trustee receives the Settlor’s Extraordinary Report, the day immediately preceding the date of receipt (or the immediately preceding Business Day if such date is not a Business Day). If the Extraordinary Collection Calculation Date corresponds to the Regular Collection Calculation Date, such date shall be deemed as the Regular Collection Calculation Date and not as the Extraordinary Collection Calculation Date.

1.26	“Extraordinary Collection Delivery Date” means the fourth (4th) Business Day after the Extraordinary Collection Calculation Date.

1.27	“Fixed Trust Property Value” means the sum of (i) the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and (ii) the amount of the funds within the Trust Property minus the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent).

1.28	“Fixed Trust Receivables” means the Trust Receivables (excluding the Ineligible Receivables) indicated in invoices sent by the Settlor to the Third Party Obligor under Clause 5.2 of the Purchase and Sale Agreement during each calendar month after the Set-off Treatment for such calendar month is complete.

1.29	“Fixed Trust Receivables Amount” means the principal amount of the Fixed Trust Receivables. Such amount shall be set forth in the Payment Notice relating to the relevant calendar month as the amount to be paid by the Third Party Obligor to the Trustee by the Trust Receivables Due Date.

1.30	“Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) relating to the Fixed Trust Receivables.

1.31	“Fixed Trust Receivables Amount (Goods’ Value Equivalent)” means the Fixed Trust Receivables Amount minus the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent).

1.32	“Floating Pledge” has the meaning given in Clause 18.2 of this Agreement.

1.33	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2004 (as amended).

1.34	“Floating Pledge Enforcement Notice” has the meaning given in Clause 20.1 of this Agreement.

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(Translation)

1.35	“Ineligible Receivables” means the Trust Receivables that do not satisfy the eligibility criteria provided for in Clause 6.1, including the Existing Trust Receivables that cease to satisfy such eligibility criteria after the execution date of this Agreement and the Prospective Trust Receivables that cease to satisfy such eligibility criteria after the date on which such Prospective Trust Receivables arise.

1.36	“Instructor” has the meaning given in Clause 24.1 of this Agreement.

1.37	“Interest Collections” means the amounts received by the Trustee with respect to the Trust Property during each Collection Calculation Period, which constitute the trust proceeds pursuant to Clause 25.2.

1.38	“Lenders” means, collectively, Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank as the Lenders and their respective successors under the Loan Agreements.

1.39	“Lending Obligation” means, collectively, the Lending Obligation A and Lending Obligation B.

1.40	“Lending Obligation A” has the meaning given in Clause 1 of the Loan Agreement A.

1.41	“Lending Obligation B” has the meaning given in Clause 1 of the Loan Agreement B.

1.42	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank, and the Settlor as of March 25, 2004.

1.43	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd. and the Settlor as of March 25, 2004.

1.44	“Loan Agreements” means, collectively, the Loan Agreement A and the Loan Agreement B.

1.45	“Loan Receivables” means the Lenders’ loan receivables from the Settlor under the Loan Agreements.

1.46	“Majority Lenders” has the meaning given in Clause 1 of the Creditor’s Agreement.

1.47	“Memorandum regarding Trust Fees” has the meaning given in Clause 29.1 of this Agreement.

1.48

“Payment Notice” means a notice given by the Third Party Obligor to the Settlor on or before the second (2nd) Business Day after the last day of each month under the Purchase and Sale Related Agreements that specifies (i) the Trust Receivables the Third Party Obligor will pay to the Trustee on the forty-fifth (45th) day after the last

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(Translation)

day of the calendar month after the Set-off Treatment and (ii) the amount of such Trust Receivables.

1.49	“Principal Collections” means the amounts that the Trustee receives with respect to the Trust Property during each Collection Calculation Period, which are to constitute the trust principal pursuant to Clause 25.1.

1.50	“Prospective Trust Receivables” means the accounts receivables from the Third Party Obligor under the Purchase and Sale Related Agreements that arise during a period from the day immediately following the execution date of this Agreement (inclusive) to the Trust Termination Date with respect to the Third Party Obligor (inclusive).

1.51	“Purchase and Sale Agreement” means the Purchase and Sale Agreement entered into between the Settlor and the Third Party Obligor as of February 23, 2004 (as amended).

1.52	“Purchase and Sale Related Agreements” means the Purchase and Sale Agreement and each individual agreement under the Purchase and Sale Agreement.

1.53	“Regular Collection Calculation Date” means the fifteenth (15th) day or the last day of each month (or the immediately following Business Day if such date is not a Business Day); provided, however, that the first Regular Collection Calculation Date shall be March 31, 2004.

1.54	“Regular Collection Delivery Date” means the fourth (4th) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to such Regular Collection Date, or the sixth (6th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to such Regular Collection Date.

1.55	“Related Documents” means documents certifying the execution of the Purchase and Sale Related Agreements and any other documents relating to the Purchase and Sale Related Agreements.

1.56	“Repayment Formula Revision Event” has the meaning given in Clause 20.1 of this Agreement.

1.57	“Repurchase Price” has the meaning given in Clause 26.1 of this Agreement.

1.58	“Set-off Treatment” means the Third Party Obligor’s setting off of a certain amount of the Counter-Performed Trust Receivables against the equivalent amount of the Third Party Obligor’s receivables from the Settlor that become due in the relevant calendar month, by specifying its intention to do so on the Payment Notice to the Settlor on or before the second (2nd) Business Day after the last day of each calendar month.

1.59	“Settlor’s Extraordinary Report” has the meaning given in Clause 19.2 of this Agreement.

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(Translation)

1.60	“Settlor’s Regular Report” has the meaning given in Clause 19.1 of this Agreement.

1.61	“Settlor’s Regular Report Deadline” means (i) 3 p.m. on the Business Day immediately following the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Settlor’s Regular Report relating to such Regular Collection Calculation Date, or (ii) 3 p.m. on the third (3rd) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Settlor’s Regular Report relating to such Regular Collection Calculation Date.

1.62	“Settlor’s Report” means, collectively, the Settlor’s Regular Report and the Settlor’s Extraordinary Report.

1.63	“Settlor’s Report Form” means the form attached hereto as Schedule 4. Provided, however, that the Settlor, the Trustee and the Agent may change such form upon mutual agreement.

1.64	“Third Party Obligor” means FUJITSU LIMITED.

1.65	“Total Outstanding Balance” means the sum of the Total Outstanding Balance A and the Total Outstanding Balance B.

1.66	“Total Outstanding Balance A” has the meaning given in Clause 1 of the Loan Agreement A.

1.67	“Total Outstanding Balance B” has the meaning given in Clause 1 of the Loan Agreement B.

1.68	“Trust Administrative Services” means the administrative services relating to the administration and collection of the Trust Receivables (including, without limitation, (i) custody and administration of the Related Documents; (ii) administration of the balances relating to the Trust Receivables; and (iii) receipt of payment relating to the Trust Receivables).

1.69	“Trust Assignment” means assignment of the Trust Receivables from the Settlor to the Trustee pursuant to this Agreement.

1.70	“Trust Calculation Date” means (i) the second (2nd) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) relating to such Collection Calculation Date, or (ii) the fourth (4th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) relating to such Collection Calculation Date.

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(Translation)

1.71	“Trust Property Maintenance Standards” means, in each case set forth below, the following conditions:

(1)	In the case where the Total Outstanding Balance A exists and Total Outstanding Balance B does not exist, the Fixed Trust Property Value shall be no less than 101% of the Total Outstanding Balance A;

(2)	In the case where both the Total Outstanding Balance A and the Total Outstanding Balance B exist, (i) the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) shall be no less than 120% of the Total Outstanding Balance minus the Fixed Trust Property Value, and (ii) the Fixed Trust Property Value shall be no less than 101% of the Total Outstanding Balance A, and for avoidance of doubt, this condition shall be satisfied if (i) the Fixed Trust Property Value is no less than the Total Outstanding Value and (ii) the Fixed Trust Property Value is no less than 101% of the Total Outstanding Balance A;

(3)	In the case where the Total Outstanding Balance B exists and the Total Outstanding Balance A does not exist, the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) shall be no less than 120% of the Total Outstanding Balance B minus the Fixed Trust Property Value, and for avoidance of doubt, this condition shall be satisfied if the Fixed Trust Property Value is no less than the Total Outstanding Balance B; or

(4)	In the case where neither the Total Outstanding Balance A nor the Total Outstanding Balance B exist, there shall be no conditions.

1.72	“Trust Property” means all property arising from the Trust Receivables and as a result of the management and disposal of the Trust Receivables.

1.73	“Trust Receivables” means, collectively, the Existing Trust Receivables and the Prospective Trust Receivables.

1.74	“Trust Receivables Amount” means the principal amount of the Trust Receivables.

1.75	“Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)” means, with respect to each Trust Receivables, if the Settlor incurs tax liabilities relating to Consumption Tax and Other Tax that are directly imposed on the execution and performance of the Purchase and Sale Related Agreements under which the Trust Receivables arise, the amount of such taxes payable by the Settlor among the Trust Receivables Amount relating to such Trust Receivables.

1.76	“Trust Receivables Collections” means all amounts that the Trustee receives from the Third Party Obligor or other persons as repayment of their debts relating to the Trust Receivables.

1.77

“Trust Receivables Collections (Consumption Tax and Other Tax Equivalent)” means the amounts that the Trustee deems as payments relating to the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent) among the Trust Receivables Collections based on the Settlor’s Report, or the amounts that the Agent reasonably deems as payments relating to the Trust Receivables (Consumption Tax and Other Tax Equivalent) among the Trust Receivables Collections based on other reports from the Settlor if the Trustee cannot determine the amounts to be paid

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(Translation)

relating to the Trust Receivables Amount (Consumption Tax and Other Tax Equivalent), including the cases where the Estimated Trust Receivables Collection Amount set forth in the Settlor’s Report are inconsistent with the amount of the Trust Receivables Collections, or any false information is discovered or possibly exists in the Settlor’s Report.

1.78	“Trust Receivables Due Date” means, with respect to each Trust Receivables, the fifteenth (15th) day (or the immediately following Business Day if such date is not a Business Day) of the second (2nd) month after each calendar month in which the Settlor sends an invoice indicating such Trust Receivables to the Third Party Obligor under Clause 5.2 of the Purchase and Sale Agreement.

1.79	“Trust Termination Date” means the earliest of the following dates:

(1)	the Expiration Date (or if the Loan Receivables remains and the obligation of the Borrower relating to the Loan Receivables has become immediately due and payable as of the Expiration Date, the Regular Collection Calculation Date first occurring after the date three (3) months after the date on which such obligation of the Borrower becomes immediately due and payable);

(2)	the Regular Collection Calculation Date first occurring after the date on which (i) the Loan Receivables cease to exist and (ii) the Agent recognizes that the prospect of the Loan Receivables arising thereafter has ceased to exist due to the termination of the Loan Agreements or extinguishment of the Lending Obligation;

(3)	the Regular Collection Calculation Date first occurring after the date on which (i) the outstanding balance with respect to the Trust Receivables ceases to exist and (ii) the Agent recognizes that the prospect of the Trust Receivables arising thereafter has ceased to exist; or

(4)	the Regular Collection Calculation Date first occurring after the date on which the Trustee dispatches a notice of its intent to terminate this Agreement under Clause 32 hereof.

1.80	“Trustee’s Extraordinary Report” has the meaning given in Clause 27.2 of this Agreement.

1.81	“Trustee’s Regular Report” has the meaning given in Clause 27.1 of this Agreement.

1.82	“Trustee’s Regular Report Deadline” means (i) 12 p.m. on the third (3rd) Business Day after the Regular Collection Calculation Date corresponding to the fifteenth (15th) day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Trustee’s Regular Report relating to such Regular Collection Calculation Date, or (ii) 12 p.m. on the fifth (5th) Business Day after the Regular Collection Calculation Date corresponding to the last day of each month (or the immediately following Business Day if such date is not a Business Day) with respect to the Trustee’s Regular Report relating to such Regular Collection Calculation Date.

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(Translation)

2.	PURPOSE OF THE TRUST

The Settlor has entrusted the Trust Receivables to the Trustee, and the Trustee has accepted such Trust Receivables as of the execution date of this Agreement for the purpose of managing and disposing such Trust Receivables for the benefit of the Beneficiary.

3.	ADDITIONAL ENTRUSTMENT OF FUNDS

3.1	If it is found that the Trust Property Maintenance Standards are not satisfied, the Settlor shall first give notice of its intent to entrust additional funds pursuant to the provisions of Clause 3.2 to the Trustee (the “Notice of Additional Entrustment of Funds”) and then entrust additional funds sufficient to satisfy the Trust Property Maintenance Standards to the Trustee on or before the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards are not satisfied, unless the Settlor notifies the Agent pursuant to Clause 14.4(i) of the Loan Agreements of its intent to pay to the Lenders all or any part (sufficient to satisfy the Trust Property Maintenance Standards) of the Loan Receivables (the “Prepayment Notice”) by 11 a.m. on the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards are not satisfied. Upon receipt of the additional funds, the Trustee shall notify the Agent of the amount of the additional funds immediately (but no later than the second (2nd) Business Day after the date of receipt of the additional funds).

3.2	The Settlor shall give the Prepayment Notice and the Notice of Additional Entrustment of Funds to the Trustee and the Agent in a form separately agreed upon between the Settlor, the Trustee and the Agent by 11 a.m. on the Business Day immediately following the date on which it is found that the Trust Property Maintenance Standards set forth in Clause 3.1 are not satisfied. In addition, the Settlor shall submit the Application of Additional Entrustment of Funds in Schedule 2 to the Trustee (and at the same time deliver a copy of the Application for Additional Entrustment of Funds to the Agent ) when it gives the Notice of Additional Entrustment of Funds.

3.3	In addition to the case set forth in Clause 3.1, if the Settlor, the Trustee and the Agent separately agree, the Settlor may submit the Application for Additional Entrustment of Funds to the Trustee (and at the same time deliver a copy of the Application for Additional Entrustment of Funds to the Agent) and entrust additional funds to the Trustee. Upon receipt of the additional funds, the Trustee shall notify the Agent of the amount of the additional funds immediately (but no later than the second (2nd) Business Day after the date of receipt of the additional funds).

4.	TERM OF THE TRUST

The term of this Agreement shall commence on the execution date of this Agreement and end on the Trust Termination Date.

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(Translation)

5.	TRANSFER OF THE INITIAL TRUST RECEIVABLES

5.1	The Settlor shall assign the Trust Receivables to the Trustee as of the execution date of this Agreement as provided for in this Agreement, and the Settlor and the Trustee hereby confirm without objection that the Trust Assignment is a true and valid assignment and it is their intent that such assignment of the Trust Receivables will be a true and valid assignment. For avoidance of doubt, tax liabilities relating to Consumption Tax and Other Tax incurred by the Settlor shall not be assigned to the Trustee due to such Trust Assignment.

5.2	The assignment of the Existing Trust Receivables from the Settlor to the Trustee shall become valid as of the execution date of this Agreement.

5.3	The assignment of the Prospective Trust Receivables from the Settlor to the Trustee shall automatically become valid when the Prospective Trust Receivables arise without any action by the Settlor or the Trustee.

6.	ELIGIBILITY CRITERIA FOR TRUST RECEIVABLES

6.1	The Settlor represents and warrants to the Trustee and the Beneficiary that each of the following matters is true and correct with respect to the Trust Receivables, the Purchase and Sale Related Agreements and the Third Party Obligor as of (i) the execution date of this Agreement with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise with respect to the Prospective Trust Receivables. Provided, however, that the Trustee is not obliged to verify whether the eligibility criteria set forth in this Clause 6.1 are satisfied.

(1)	The Trust Receivables satisfies all of the eligibility criteria set forth below as of (i) the execution date of this Agreement with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise with respect to the Prospective Trust Receivables:

(i)	the Third Party Obligor is a resident of Japan and is a corporation;

(ii)	the payment terms of the Trust Receivables are subject to the provisions of the Purchase and Sale Agreement;

(iii)	the outstanding balance and the payment date of the Counter-Performed Trust Receivables and the Fixed Trust Receivables among the Existing Trust Receivables (the outstanding balance of the Counter-Performed Trust Receivables shall be the amount as of March 15, 2004) is as set forth in Schedule 1 and all other provisions regarding the Trust Receivables in Schedule 1 are true and accurate, and the outstanding balance of the Counter-Performed Trust Receivables as of the execution date of this Agreement does not fall below the outstanding balance of the Counter-Performed Trust Receivables set forth in Schedule 1;

(iv)	the Trust Receivables arise in the normal course of business of the Settlor;

(v)	the Trust Receivables shall be collected on the Trust Receivables Due Date;

(vi)	the Trust Receivables are the sole property of the Settlor, and the Settlor holds all right, title and interest in and to the Trust Receivables;

(vii)	the Trust Receivables and the Purchase and Sale Agreement constitute the obligations of the Third Party Obligor that are lawful, valid, binding and enforceable in accordance with the terms thereof;

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(Translation)

(viii)	the Third Party Obligor has not been or is not likely to be in default or otherwise in breach of the Trust Receivables or the Purchase and Sale Agreement;

(ix)	the Trust Receivables have not been entirely or partially extinguished due to nullification or termination of the Purchase and Sale Agreement, or payment or set-off of the Trust Receivables (except for the extinguishment due to the Set-off Treatment);

(x)	no event has occurred that would cause all or a part of the Trust Receivables to lapse or give rise to defenses by the Third Party Obligor to the performance of its obligations thereunder on the prescribed payment date, including, without limitation, nullification, termination, cancellation or novation of the Trust Receivables or the Purchase and Sale Agreement (excluding defenses based on the Set-off Treatment), nor has the Third Party Obligor claimed that such an event has occurred, and there is no threat thereof. The accrual of the Trust Receivables from the Third Party Obligor shall not be subject to any avoiding power (hinin-ken);

(xi)	no petition for attachment (sashiosae), provisional attachment (kari-sashiosae), provisional disposition (kari-shobun), preservative disposition (hozen-shobun), compulsory execution, auction, or disposition to collect tax delinquencies has been filed by a third party with respect to the Trust Receivables or against the Trust Receivables, nor are there any rights, security interests or other encumbrances that have caused, or are likely to cause any damage, loss, expense or liability (collectively, the “Damages”) to the Trust Property;

(xii)	assignment of the Trust Receivables is not prohibited for any reason, and neither prior notice to nor prior approval from the Third Party Obligor is required with respect to any assignment, transfer or other disposal of the Trust Receivables, and if such notice or approval is required, it has been provided or obtained;

(xiii)	no provision of the Purchase and Sale Agreement has been amended, released or waived, and no disposal has been made that is likely to affect the Trust or any rights of the Beneficiary, including assignment or sale to a third party of, or creation of security interests on, the Trust Receivables;

(xiv)	no promissory note, bill of exchange, check or other security has been issued with respect to the payment of the Trust Receivables; and

(xv)	no lawsuit, arbitration, administrative procedure, or other dispute has commenced or is likely to commence with respect to the Trust Receivables or the Purchase and Sale Agreement, and no lawsuit, arbitration, administrative procedure, or other dispute, or any event that would give rise to such lawsuit, arbitration, administrative procedure, or other dispute, has occurred with the Third Party Obligor and any other third party.

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(Translation)

(2)	None of the following events has occurred with respect to the Third Party Obligor as of (i) the execution date of this Agreement, with respect to the Existing Trust Receivables, or (ii) the date on which the Prospective Trust Receivables arise, with respect to the Prospective Trust Receivables:

(i)	suspension of payment, or a petition of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetsuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetsuzuki-kaishi), commencement of corporate rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures (including, without limitation, similar procedures taken outside Japan);

(ii)	resolution for dissolution or order of dissolution;

(iii)	suspension or abolishment of the business, or disposition such as suspension of business by competent government authorities;

(iv)	dishonor of a check or note;

(v)	a petition for attachment (sashiosae), provisional attachment (kari-sashiosae), provisional disposition (kari-shobun), preservative disposition (hozen-shobun), compulsory execution, auction, or disposition to collect tax delinquencies filed against its property;

(vi)	a demand or a disposition to collect tax delinquencies due to nonpayment of taxes;

(vii)	failure to perform all or a part of its payment obligations under the Purchase and Sale Related Agreements when due;

(viii)	any breach of its obligations under the Purchase and Sale Related Agreements;

(ix)	occurrence of an event of termination or acceleration under the Purchase and Sale Related Agreements;

(x)	failure to perform its pecuniary obligations other than those under the Purchase and Sale Related Agreements without reasonable cause within five (5) Business Days of receiving a demand therefor (provided that the aggregate amount of a single pecuniary obligation shall exceed one billion (1,000,000,000) yen for this provision to apply);

(xi)	failure to satisfy the normal credit standards adopted by the Settlor; or

(xii)	occurrence of any event that the Trustee deems to affect the preservation of the Trust Receivables.

6.2	The Settlor acknowledges that the Trustee is entering into this Agreement in reliance upon the representations and warranties made by the Settlor in Clause 6.1.

7.	REPRESENTATIONS AND WARRANTIES OF THE SETTLOR AND THE TRUSTEE

7.1	The Settlor represents and warrants to the Trustee and the Beneficiary that each of the following matters is true and correct as of the execution date of this Agreement.

(1)	The Settlor is a stock company duly incorporated and validly existing under the laws of Japan.

(2)	The Settlor has full legal competence necessary for the execution and

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(Translation)

performance of this Agreement, the execution and performance of this Agreement by the Settlor and any transactions associated therewith are within the corporate purposes of the Settlor and the Settlor has duly completed all procedures necessary therefor under laws and ordinances, the Articles of Incorporation and other internal company rules of the Settlor.

(3)	The execution and performance of this Agreement by the Settlor and any transactions associated therewith will not result in (a) any violation of laws and ordinances that bind the Settlor, (b) any breach of the Articles of Incorporation or other internal company rules of the Settlor, or (c) any breach in any material respect of a third-party contract to which the Settlor is a party or which binds the Settlor or the assets of the Settlor.

(4)	This Agreement constitutes legal, valid and binding obligations of the Settlor, and is enforceable against the Settlor in accordance with the terms of thereof.

(5)	After the last day of the fiscal year ended in March 2003, there has been no material change that will cause a significant deterioration of the business, assets, or financial condition of the Settlor described in the audited fiscal statement of that fiscal year or that may materially affect the performance of the obligations of the Settlor under this Agreement.

(6)	No lawsuit, arbitration, administrative procedure, or other dispute has commenced, or is likely to commence to the best knowledge of the Settlor, with respect to the Settlor, that will or may materially cause adverse effects on the performance of its obligations under this Agreement.

(7)	No acceleration event described in the Loan Agreements has occurred or is likely to occur.

7.2	The Trustee represents and warrants to the Settlor and the Beneficiary that each of the following matters is true and correct as of the execution date of this Agreement.

(1)	The Trustee is a stock company duly incorporated and validly existing under the laws of Japan.

(2)	The Trustee has full legal competence necessary for the execution and performance of this Agreement, the execution and performance of this Agreement by the Trustee and any transactions associated therewith are within the corporate purposes of the Trustee and the Trustee has duly completed all procedures necessary therefor under laws and ordinances, the Articles of Incorporation and other internal company rules of the Trustee.

(3)	The execution and performance of this Agreement by the Trustee and any transactions associated therewith will not result in (a) any violation of laws and ordinances that bind the Trustee, (b) any breach of the Articles of Icorporation or other internal company rules of the Trustee, or (c) any breach in any material respect of a third-party contract to which the Trustee is a party or which binds the Trustee or the assets of the Trustee.

(4)	This Agreement constitutes legal, valid and binding obligations of the Trustee,

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(Translation)

and is enforceable against the Trustee in accordance with the terms of thereof.

(5)	After the last day of the fiscal year ended in March 2003, there has been no material change that will cause a significant deterioration of the business, assets, or financial condition of the Trustee described in the audited fiscal statement of that fiscal year or that may materially affect the performance of the obligations of the Trustee under this Agreement.

(6)	No lawsuit, arbitration, administrative procedure, or other dispute has commenced, or is likely to commence to the best knowledge of the Trustee, with respect to the Trustee, that will or may materially cause adverse effects on the performance of its obligations under this Agreement.

(7)	None of the following events has occurred or is likely to occur with respect to the Trustee:

(i)	suspension of payment, or a petition of specific conciliation (tokutei-chotei), bankruptcy (hasan), commencement of civil rehabilitation procedures (minjisaiseitetsuzuki-kaishi), commencement of corporate reorganization procedures (kaishakoseitetsuzuki-kaishi), commencement of corporate rearrangement (kaishaseiri-kaishi), commencement of special liquidation (tokubetuseisan-kaishi), or commencement of any other similar legal procedures (including, without limitation, similar procedures taken outside Japan);

(ii)	resolution for dissolution or order of dissolution;

(iii)	suspension or abolishment of the business, or disposition such as suspension of business by competent government authorities;

(iv)	suspension of transactions by a clearing house; or

(v)	deterioration of its business or financial conditions that would affect the performance of its obligations under this Agreement.

8.	COVENANTS BY THE SETTLOR

The Settlor hereby covenants to the Trustee that, during the term of the Trust, the Settlor:

(1)	will immediately deliver to the Trustee, in readily cashable funds, any funds that should be included in the Trust Property, such as principal or delinquency charges, regardless of the name or nature of such funds, that are received by the Settlor with respect to the Trust Receivables after the execution date of this Agreement;

(2)	will duly exercise and perform all of its rights and obligations under the Purchase and Sale Related Agreements, in accordance with all applicable laws and ordinances and the terms of the Purchase and Sale Related Agreements;

(3)

will not take an action that is likely to cause Damages to the Trust Property or adversely affect the rights of the Trustee or the Beneficiary under this Agreement, including termination of the Purchase and Sale Agreement,

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(Translation)

amendment, release or waiver of the terms of the Purchase and Sale Related Agreements, or assignment or pledge of, or creation of security interests on, the Trust Receivables to a third party other than the Trustee;

(4)	will not take any action that will allow the Third Party Obligor or another third party to acquire grounds for or a right of defense against the Trustee with respect to the Trust Receivables or otherwise prejudice the rights of the Trustee and the Beneficiary relating to the Trust Receivables;

(5)	will notify the Trustee without delay of the occurrence of any event that will materially affect the financial or business conditions of the Settlor; and

(6)	will comply with all matters prescribed in this Agreement.

9.	INDEMNIFICATION

The Settlor shall indemnify the Trustee for any Damages suffered or incurred by the Trustee or the Trust Property due to the Settlor’s breach of its representations and warranties set forth in Clauses 6.1 and 7.1 or its obligations under this Agreement. If the Settlor does not indemnify the Trustee for Damages suffered or incurred by the Trustee, the Trustee may be indemnified out of the funds within the Trust Property.

10.	PERFECTION OF ASSIGNMENT

10.1	The Settlor shall obtain a written approval of the Third Party Obligor bearing a certified date (kakutei-hizuke) in the form prescribed in Schedule 3 with respect to the Trust Assignment and deliver such written approval to the Trustee.

10.2	Upon receipt of the written approval set forth in Clause 10.1, the Trustee shall deliver to the Agent a copy of such written approval together with a notarized document with the Trustee’s seal affixed thereto certifying that such copy is a true copy of the original and the original is kept by the Trustee.

10.3	The Settlor shall bear all expenses necessary for the procedures set forth in Clause 10.2.

11.	DELIVERY OF RECEIVABLES CERTIFICATES

11.1	The Settlor shall deliver the Related Documents held by the Settlor as of the execution date of this Agreement to the Trustee by way of agreement on possession (senyu kaitei) at the time of execution of this Agreement.

11.2	If the Settlor comes to hold, after the execution date of this Agreement, the Related Documents that were not held by the Settlor at the time of execution of this Agreement, the Settlor shall immediately deliver to the Trustee such Related Documents by way of agreement on possession (senyu kaitei).

11.3	Notwithstanding the provisions in Clauses 11.1 and 11.2, the Settlor shall, upon request by the Trustee, deliver the Related Documents to the Trustee by way of actual delivery, or provide the Trustee with access to the Related Documents.

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(Translation)

12.	INDICATION OF THE TRUST

12.1	With respect to the Trust Property, the Trustee may omit to register or record, or indicate or describe the trust unless it deems it necessary.

12.2	If the cooperation of the Settlor is needed with respect to the indication of the trust, the Settlor shall cooperate with the Trustee as necessary.

13.	DUE DILIGENCE OBLIGATIONS

The Trustee shall not be liable for the Damages incurred by the Trust Property or the Beneficiary that are not due to its willful misconduct or negligence to the extent that the Trustee provides the Trust Administrative Services with the due care of a good manager and in accordance with the provisions of this Agreement.

CHAPTER 2 BENEFICIAL INTERESTS

14.	BENEFICIARY

The initial Beneficiary of the principal and proceeds of the Trust under this Agreement shall be the Settlor.

15.	TYPE OF THE BENEFICIAL INTERESTS

There shall be one (1) type of Beneficial Interests created in the Trust. The initial principal amount of the Beneficial Interests shall be 8,267,443,188yen, which corresponds to the amount of the initial trust principal.

16.	DIVISION OF THE BENEFICIAL INTERESTS

The Beneficiary may not divide the Beneficial Interests into units without prior written approval from the Trustee.

17.	ISSUANCE OF BENEFICIAL INTERESTS CERTIFICATES

17.1	The Trustee may omit issuing the Beneficial Interests certificates unless requested by the Beneficiary.

17.2	If the Beneficiary assigns all or a part of its Beneficial Interests in accordance with the provisions of Clause 18, the Trustee shall collect from the Beneficiary those Beneficial Interests certificates already issued (if any) and shall deliver new Beneficial Interests certificates to the new Beneficiary.

18.	ASSIGNMENT AND PLEDGE OF THE BENEFICIAL INTERESTS

18.1	The Beneficiary may not assign to a third party, create a security interest on, or otherwise dispose of the Beneficial Interests, without prior written approval from the Trustee.

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(Translation)

18.2	Notwithstanding the provisions of Clause 18.1, the Beneficiary may create first-priority and second-priority floating pledges (collectively, the “Floating Pledges”) on the Beneficial Interests for the benefit of each Lenders. The Trustee shall approve the creation of the Floating Pledges by issuing a certificate bearing a certified date (kakutei-hizuke).

18.3	The Trustee hereby approves in advance that the Beneficial Interests may be assigned to the Lenders through enforcement of the Floating Pledges. The Trustee shall give written approval bearing a certified date (kakutei-hizuke) if necessary for the purpose of perfecting the assignment of the Beneficial Interests.

CHAPTER 3 MANAGEMENT AND DISPOSAL OF THE TRUST PROPERTY

19.	REPORT REGARDING THE TRUST RECEIVABLES BY THE SETTLOR

19.1	The Settlor shall report to the Trustee in the Settlor’s Report Form by each Settlor’s Regular Report Deadline (i) the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date, (ii) the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date, (iii) the amount to be paid by the Third Party Obligor as of the next Trust Receivables Due Date as the payment relating to the Trust Receivables (the “Estimated Trust Receivables Collection Amount”) (broken down into the Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent) and the Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)), and (iv) any other matters required to be reported in the Settlor’s Report Form (these reports shall be referred to as the “Settlor’s Regular Report”).

19.2

If it is discovered that the Settlor’s Regular Report contains false information, the Settlor shall immediately report to the Trustee in the Settlor’s Report Form the true information of the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), Estimated Trust Receivables Collection Amount (broken down into the Estimated Trust Receivables Collection Amount (Goods’ Value Equivalent) and the Estimated Trust Receivables Collection Amount (Consumption Tax and Other Tax Equivalent)) and any other matters required to be reported in the Settlor’s Report Form (these reports shall be referred to as the “Settlor’s Extraordinary Report”), unless it is apparent that, even if based on the true information of the Fixed Trust Receivables Amount and Counter-Performed Trust Receivables Amount (and the breakdowns thereof), (i) the Fixed Trust Property Value is not less than the Total Outstanding Balance A at the time such information was discovered to be false, and

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(Translation)

(ii) the Counter-Performed Trust Receivables Amount is not less than 120% of the Total Outstanding Balance at the time the such information was discovered to be false minus the Fixed Trust Property Value. If the Settlor makes the Settlor’s Extraordinary Report, it shall reflect the details of such Settlor’s Extraordinary Report in the next Settlor’s Regular Report.

19.3	In addition to the report described in Clause 19.2, the Settlor shall, upon request by the Trustee, immediately report to the Trustee any matters regarding the Trust Property relating to such request.

19.4	The Settlor shall indemnify the Trustee, the Agent or the Lenders for any Damages suffered by them due to false information in the reports described in Clauses 19.1 and 19.2.

20.	FLOATING PLEDGE ENFORCEMENT NOTICE

20.1	If the Trustee receives from the Agent a written notice to the effect that the Floating Pledges will be enforced (the “Floating Pledge Enforcement Notice”) (the receipt of the Floating Pledge Enforcement Notice by the Trustee shall be referred to as a “Repayment Formula Revision Event”), the Trustee shall immediately prepare a written document bearing a certified date (kakutei-hizuke) that certifies the receipt of the Floating Pledge Enforcement Notice by the Trustee as described in the Floating Pledge Enforcement Notice, and deliver such document to the Agent.

20.2	The Trustee is not obliged to inspect and confirm whether the details of the Floating Pledge Enforcement Notice are valid under the Floating Pledge Agreement relating to the Floating Pledges, this Agreement or other agreements relating to the enforcement of the Floating Pledges. The Trustee shall not be liable for indemnifying the Settlor for any Damages suffered by the Settlor due to the Trustee treating the Floating Pledge Enforcement Notice as valid although it is invalid.

21.	DELEGATION OF A PART OF THE TRUST ADMINISTRATIVE SERVICES

The Trustee may delegate all or a part of the Trust Administrative Services to the Settlor or another third party.

22.	MANAGEMENT OF THE FUNDS WITHIN THE TRUST PROPERTY

The Trustee shall manage the funds within the Trust Property in the Collection Account.

23.	OPENING OF THE ACCOUNT

The Trustee shall open the Collection Account for the purpose of managing the Trust Property.

24	INSTRUCTION OF BENEFICIARY

24.1

With respect to matters not provided for in this Agreement relating to the administration and management of the Trust Property, any of the following persons (the “Instructor”) may give instructions relating to the method of administration of

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(Translation)

the Trust Property (the “Administration Method Instruction”) to the Trustee subject to the following categories and the Trustee may request the Administration Method Instruction from the Instructor.

(1)	If the Repayment Formula Revision Event has not occurred:

Beneficiary and Agent

The Beneficiary and the Agent shall, upon consultation, give instructions under their joint names. If the Beneficiary and the Agent fail to reach an agreement through consultation, the Agent may independently give instructions and the Trustee shall follow such instructions independently given by the Agent.

(2)	If the Repayment Formula Revision Event has occurred:

Agent

24.2	Notwithstanding the provisions of Clause 24.1, if the Trustee deems that the administration of the Trust Property in accordance with the Administration Method Instruction: (i) is significantly unreasonable in terms of executing the purpose of the Trust; (ii) violates laws and ordinances, directives or other similar rules; or (iii) is impossible or significantly difficult, the Trustee may choose not to follow the Administration Method Instruction.

24.3	The Trustee shall not be liable to the Settlor or the Beneficiary for any Damages incurred by the Trust Property due to any of the following events:

(1)	If the Trustee manages the Trust Property in accordance with the Administration Method Instruction;

(2)	If the Trustee chooses not follow the Administration Method Instruction pursuant to Clause 24.2; or

(3)	If the Trustee does not receive the Administration Method Instruction within a reasonable period of time although it has requested the Administration Method Instruction as provided for in Clause 24.1.

CHAPTER 4 CALCULATION OF THE TRUST

25.	DEFINITION OF PRINCIPAL AND PROCEEDS

25.1	Under this Agreement, the trust principal shall be the sum of the following:

(1)	Fixed Trust Receivables and Counter-Performed Trust Receivables;

(2)	Trust Receivables Collection relating to the Trust Receivables; and

(3)	Funds entrusted to the Trust Property (including additional funds entrusted pursuant to Clause 3 and funds paid to the Trustee pursuant to Clause 26).

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(Translation)

25.2	Under this Agreement, the trust proceeds shall be the sum of the following:

(1)	Proceeds from the management of the funds pursuant to Clause 22; and

(2)	Proceeds otherwise accruing from the Trust Receivables other than the trust principal.

26.	TREATMENT OF INELIGIBLE RECEIVABLES

26.1	If it is found that the Trust Receivables are or has become the Ineligible Receivables, the Trustee may request the Settlor repurchase the Ineligible Receivables at its nominal value (the “Repurchase Price”) in accordance with a written instruction from the Agent, or, if all or a part of the Ineligible Receivables has already been extinguished due to assertion of grounds for defense by the Third Party Obligor (excluding defense based on the Set-off Treatment) or other reasons, the Trustee may request the Settlor pay the amount equivalent to all or a part of such Ineligible Receivables that has been extinguished.

26.2	The Trustee is not obliged to request the Settlor repurchase the Ineligible Receivables or pay the equivalent amount as described in Clause 26.1 and shall not be liable for indemnifying the Settlor or the Beneficiary for any Damages incurred by the Trust Property due to its failure to make such request, unless the Trustee has been instructed by the Agent under Clause 26.1.

26.3	The assignment of the Ineligible Receivables through repurchase thereof pursuant to Clause 26.1 shall become effective when the Settlor pays to the Trustee the Repurchase Price in full. The Trustee shall cooperate with the Settlor as necessary, to the extent possible for the Trustee, with respect to the perfection of the assignment of the Ineligible Receivables to the Settlor through repurchase thereof by the Settlor.

26.4	If the Settlor becomes aware that the Trust Receivables are or have become the Ineligible Receivables, it shall immediately notify the Trustee and the Agent. If the Trustee becomes aware that the Trust Receivables are or have become the Ineligible Receivables, it shall immediately notify the Beneficiary and the Agent. Provided, however, that the Trustee shall not be liable for indemnifying the Beneficiary and the Agent for the Damages arising due to its failure to give notice as provided for in this Clause 26.4, unless the Trustee intentionally fails to notify the Beneficiary and the Agent although it is aware that the Trust Receivables are or have become the Ineligible Receivables.

27.	CALCULATION AND REPORT OF THE TRUST

27.1

The Trustee shall, upon receipt of the Settlor’s Regular Report, calculate on the Trust Calculation Date profits and losses for the Collection Calculation Period during which the immediately preceding Regular Collection Calculation Date falls in accordance with such Settlor’s Regular Report, and report to the Beneficiary and the Agent the result of such calculation in a form otherwise agreed upon between the Beneficiary, the Trustee and the Agent on or before each Trustee’s Regular Report Deadline (or immediately after receiving the Settlor’s Regular Report if the Settlor’s Regular Report is not received by the Settlor’s Regular Report Deadline) (such report shall be referred to as the “Trustee’s Regular Report”). The Trustee’s

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(Translation)

Regular Report shall include the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)) and the amount of funds within the Trust Property (shown as the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent)) as of the immediately preceding Regular Collection Calculation Date or other report relating to matters concerning the Trust Property as required by the Agent.

27.2	The Trustee shall, upon receipt of the Settlor’s Extraordinary Report, report to the Agent in a form separately agreed upon between the Beneficiary, the Trustee and the Agent the true information of the Fixed Trust Receivables Amount (broken down into the Fixed Trust Receivables Amount (Goods’ Value Equivalent) and the Fixed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the Counter-Performed Trust Receivables Amount (broken down into the Counter-Performed Trust Receivables Amount (Goods’ Value Equivalent) and the Counter-Performed Trust Receivables Amount (Consumption Tax and Other Tax Equivalent)), the amount of funds within the Trust Property (the amount of the Trust Receivables Collections (Consumption Tax and Other Tax Equivalent) shall be shown), and any other matters required to be reported in a form separately agreed upon between the Beneficiary, the Trustee and the Agent (the “Trustee’s Extraordinary Report”) by 12 p.m. on the second (2nd) Business Day after the date on which the Trustee received the Settlor’s Extraordinary Report. If the Trustee makes the Trustee’s Extraordinary Report, it shall reflect the details of the changes made in such Trustee’s Extraordinary Report in the next Trustee’s Regular Report.

27.3	The Trustee may rely on the Settlor’s Report in reporting the Fixed Trust Receivables Amount and the Counter-Performed Trust Receivables Amount under Clauses 27.1 and 27.2 and shall not be obliged to confirm on its own the truthfulness of the report made by the Settlor. The Trustee shall not be liable for indemnifying the Trust Property, the Agent or the Lenders for the Damages suffered by them due to any false information in the report made by the Settlor.

27.4	If the Beneficiary and the Agent make no objections to the reports described in Clauses 27.1 and 27.2 during a period of five (5) Business Days after receiving such report from the Trustee, the Beneficiary and the Agent shall be deemed to approve the details of such report.

28.	PAYMENT OF TAXES AND EXPENSES

28.1	The Trustee may pay the Expenses out of the Trust Property in accordance with the provisions of this Agreement.

28.2	If the amount of the Trust Property is not sufficient to pay the Expenses as set forth in Clause 28.1, the Trustee may request the Settlor entrust additional funds equal to such shortfall. Upon receipt of such request, the Settlor shall immediately entrust such additional funds to the Trustee.

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(Translation)

29.	TRUST FEES

29.1	The Settlor shall pay the Trust Fees to the Trustee in accordance with the Memorandum regarding Trust Fees (the “Memorandum regarding Trust Fees”), which is set out as separately agreed between the Settlor and the Trustee.

29.2	If the Trust Fees set forth in the Memorandum regarding Trust Fees are not paid to the Trustee, the Trustee may receive the amount equal to the amount of the Trust Fees as set forth in the Memorandum regarding Trust Fees out of the Trust Property as the Trust Fees, and if the amount of the Trust Property is not sufficient to pay the Trust Fees as set forth in Clause 29.1, the Trustee may request the Settlor pay to the Trustee an amount equal to such shortfall. Upon receipt of such request, the Settlor shall immediately pay such an amount to the Trustee.

CHAPTER 5 DELIVERY OF PRINCIPAL AND PROCEEDS OF THE BENEFICIAL INTERESTS

30.	REPAYMENT OF PRINCIPAL AND DELIVERY OF PROCEEDS DURING THE TERM OF THE TRUST

The Agent shall, by 12 p.m. on each Collection Delivery Date (or, if the Collection Calculation Date relating to such Collection Delivery Date corresponds to the Regular Collection Calculation Date and further if the Trustee’s Regular Report relating to such Regular Collection Calculation Date does not reach the Agent by the Trustee’s Regular Report Deadline, by 12 p.m. on the Business Day immediately following the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report before 12 p.m., or by 12 p.m. on the second (2nd) Business Day after the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report after 12 p.m.), instruct the Trustee to repay the trust principal and dispose of the trust proceeds in accordance with the following method and order based on the Trustee’s Regular Report relating to such Trustee’s Regular Report Deadline; provided, that if the Agent deems that there is, or may be, a material concern with respect to the collection of the Loan Receivables or any other emergency occurs or is likely to occur, the Agent shall follow the procedures for the decision-making of the Majority Lenders and may instruct the Trustee to dispose of the Principal Collections in a method other than that provided for in Clause 30.2 (2) with the consent of the Majority Lenders, and the Beneficiary shall give approval therefor in advance; and provided further, that if the Agent instructs the Principal Collections to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent. The Trustee shall repay the trust principal and dispose of the trust proceeds in accordance with the instructions given by the Agent on or before each Collection Delivery Date (or, if the Trustee has not received instructions from the Agent by 12 p.m. on such Collection Delivery Date, on or before the Business Day immediately following the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day

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(Translation)

on which the Trustee receives instructions from the Agent if it receives such instructions before 12 p.m., and on or before the second (2nd) Business Day after the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions after 12 p.m.).

30.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 30.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

30.2	The Principal Collections (including the funds incorporated into the trust principal pursuant to Clause 30.1 (3)) shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 30.1 (1) and (2) above, the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2)	(i)	As of the Regular Collection Delivery Date, the Principal Collections (after deducting the amount appropriated under this Clause 30.2 (1), if any) will be delivered to the Beneficiary in accordance with the written instruction given by the Agent to the extent that the Trust Property Maintenance Standards are satisfied.

	(ii)	As of the Extraordinary Collection Delivery Date, the Principal Collections (after deducting the amount appropriated under this Clause 30.2 (1), if any) will be retained in the Collection Account.

31.	REPAYMENT OF TRUST PRINCIPAL AND DISPOSAL OF TRUST PROCEEDS AFTER THE OCCURRENCE OF REPAYMENT METHOD REVISION EVENT

Notwithstanding the provisions of Clause 30, if the Repayment Formula Revision Event occurs, the Agent shall, by 12 p.m. on each subsequent Collection Delivery Date (or, if the Collection Calculation Date relating to such Collection Delivery Date corresponds to the Regular Collection Calculation Date and further if the Trustee’s Regular Report relating to such Regular Collection Calculation Date does not reach the Agent by the Trustee’s Regular Report Deadline, by 12 p.m. on the Business Day immediately following the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular

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(Translation)

Report if it receives such report before 12 p.m., or by 12 p.m. on the second (2nd) Business Day after the Business Day which corresponds to (or, if the Agent receives the Trustee’s Regular Report on the day other than a Business Day, which immediately follows) the day on which the Agent receives the Trustee’s Regular Report if it receives such report after 12 p.m.), instruct the Trustee to repay the trust principal and dispose of the trust proceeds in accordance with the following method and order based on the Trustee’s Regular Report relating to such Trustee’s Regular Report Deadline; provided, that the Agent may instruct the Trustee to dispose of the Principal Collections in a method other than that provided for in Clause 31.2 (2) with the consent of the Majority Lenders, and the Beneficiary shall give approval therefor in advance; and provided further, that if the Agent instructs the Principal Collections to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent. The Trustee shall repay the trust principal and dispose of the trust proceeds in accordance with the instruction given by the Agent on or before each Collection Delivery Date (or, if the Trustee has not received instructions from the Agent by 12 p.m. on such Collection Delivery Date, on or before the Business Day immediately following the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions before 12 p.m., and on or before the second (2nd) Business Day after the Business Day which corresponds to (or, if the Trustee receives the instructions from the Agent on the day other than a Business Day, which immediately follows) the day on which the Trustee receives instructions from the Agent if it receives such instructions after 12 p.m.).

31.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 31.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

31.2	The Principal Collections (including the funds incorporated into the trust principal pursuant to Clause 31.1 (3)) shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 31.1 (1) and (2), the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2)	All of the Principal Collections (after deducting the amount appropriated under this Clause 31.2 (1), if any) will be delivered to any person designated by the Agent in the Floating Pledge Enforcement Notice, in accordance with the written instruction given by the Agent; provided, however, that if the Principal Collections are delivered to the Lenders, such delivery shall be made through the Agent.

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(Translation)

CHAPTER 6 TERMINATION OF TRUST

32.	TERMINATION OF THE TRUST AGREEMENT

32.1	The Settlor, the Trustee and the Beneficiary may not terminate this Agreement during the term of the Trust.

32.2	Notwithstanding the provisions of Clause 32.1, the Trustee may terminate this Agreement if any of the following events occurs. In this case, the Trustee shall notify the Settlor and the Beneficiary of its intent to terminate this Agreement and this Agreement shall terminate as of the first Regular Collection Calculation Date after the date on which the Trustee sends such notice.

(1)	If the Trustee considers that the achievement of the purpose of this Agreement or provision of the Trust Administrative Services by the Trustee has become impossible or significantly difficult from an objective perspective due to the occurrence of an event equivalent to the Exemption Event.

(2)	If Trustee does not receive payment of the Trust Fees in full as of the Regular Collection Calculation Date and does not receive the payment of such Trust Fees by the tenth (10th) Business Day after such Regular Collection Calculation Date.

(3)	If all of the Floating Pledges are extinguished.

33.	DELIVERY OF PRINCIPAL AND PROCEEDS UPON TERMINATION OF THE TRUST

The Trustee shall make the final calculations with respect to the Trust Property immediately after receiving the report from the Settlor as set forth in Clause 19 relating to the final Collection Calculation Date, and then immediately deliver all of the property within the Trust Property based on such calculations in the following order of priority; provided, that if the Agent instructs the Principal Collections or the uncollected Trust Receivables to be delivered to the Lenders, it shall instruct that such delivery be made through the Agent.

33.1	The Interest Collections shall be disposed of in the following order.

(1)	Payment of the Expenses relating to the Trust Property that have become due and payable.

(2)	Payment of the Trust Fees that have become payable.

(3)	Incorporation into the trust principal of the outstanding amount after deducting the amounts provided in Clause 33.1 (1) and (2) above. In this case, the principal of the Beneficial Interests shall be increased to the extent of such outstanding amount.

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(Translation)

33.2	The Principal Collections shall be disposed of in the following order:

(1)	If the Interest Collections are not sufficient to make payment provided for in Clause 33.1 (1) and (2), the Principal Collections will be appropriated for such payment. In this case, the equivalent amount shall be deducted from the principal of the Beneficial Interests.

(2)	All of the Principal Collections (after deducting the amount appropriated under this Clause 33.2 (1), if any) will be delivered to (i) any person designated by the Agent in the Floating Pledge Enforcement Notice (if delivered to the Lenders, such delivery shall be made through the Agent), if the Repayment Formula Revision Event has occurred, or (ii) the Beneficiary, in other cases, in accordance with written instructions given by the Agent; provided, however, that if the Loan Receivables exist in the case of (ii) in the preceding sentence, the Trustee shall deliver to the Agent the Principal Collections (after deducting the amount appropriated under this Clause 33.2 (1), if any), and the Beneficiary shall create a security interest over the amount of the Principal Collections in order to secure payment of the Loan Receivables to the Lenders subject to substantially the same terms and conditions as those of the Floating Pledge (the method of creating the security interest shall be determined upon consultation between the Agent and the Beneficiary) or appropriate the amount of the Principal Collections for payment of the Loan Receivables pursuant to the provisions of Clauses 14.1 through 14.3 of the Loan Agreements. If the delivery of the Principal Collections is made as set forth in this Clause 33.2(2), the Trustee shall be released from its liability to the Settlor, the Beneficiary, the Agent and the Lenders with respect to the disposal of the Trust Property.

33.3	The uncollected Trust Receivables (if any) shall be delivered to (i) any person designated by the Agent in the Floating Pledge Enforcement Notice (if delivered to the Lenders, such delivery shall be made through the Agent), if the Repayment Formula Revision Event has occurred, or (ii) the Beneficiary, in other cases; provided, however, that if the Loan Receivables exist in the case of (ii) in the preceding sentence, the Trustee shall deliver the uncollected Trust Receivables to the Agent, and the Beneficiary shall create a security interest over such uncollected Trust Receivables in order to secure payment of the Loan Receivables to the Lenders subject to substantially the same terms and conditions as those of the Floating Pledges (the method of creating the security interest shall be determined upon consultation between the Agent and the Beneficiary) or, if All Lenders agree thereto, appropriate such uncollected Trust Receivables for payment of the Loan Receivables by way of converting such uncollected Trust Receivables into cash or otherwise. If the delivery of the uncollected Trust Receivables is made as set forth in this Clause 33.3, the Trustee shall be released from its liability to the Settlor, the Beneficiary, the Agent and the Lenders with respect to disposal of the Trust Property.

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(Translation)

CHAPTER 7 MISCELLANEOUS

34.	NOTICE

Any notice to be given under this Agreement shall be in writing and given by personal delivery, certified mail, motorcycle delivery or facsimile transmission to the following addresses:

Settlor and Initial Beneficiary:

33-4, Nishi-Shinjuku 4-chome, Shinjuku-ku, Tokyo 160-0023

FASL JAPAN LIMITED

Business Promotion Division

TEL: 03-5302-2200

FAX: 03-5302-2674

Trustee:

5-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8240Mizuho Trust & Banking Co., Ltd.

Securitization Business Department I

TEL: 03-3240-7061

FAX: 03-3240-7213

35.	SUBMISSION OF SEAL IMPRESSION

35.1	The seal impressions or signatures to be used by the Settlor and the Beneficiary shall be registered with the Trustee in advance.

35.2	If the Trustee delivers the Trust Property or takes any other action after comparing, with due care, the seal impression or signature used on a receipt or any other documents with the seal impression or signature submitted pursuant to Clause 35.1 and confirming that such seal impression or signature is true and correct, the Trustee shall not be liable for indemnifying any Damages caused thereby for any reason whatsoever, unless such Damages are caused due to the Trustee’s willful misconduct or negligence.

36.	NOTIFICATION

36.1	The Settlor and the Beneficiary shall notify the Trustee and carry out procedures prescribed by the Trustee if any of the following events occurs:

(1)	any changes to the name, organization, location, representatives, agents or registered seal or signature;

(2)	loss of any agreement, Beneficial Interests certificate or registered seal;

(3)	any other matter deemed material relating to this Agreement.

36.2	The Trustee shall not be liable for indemnifying any Damages arising as a result of a delay by the Settlor or Beneficiary in making a notification described in Clause 36.1.

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(Translation)

37.	ACCESS TO THE DETAILS OF THE TRUST RECEIVABLES

The Trustee shall, if requested by the Beneficiary, make available to the Beneficiary details of the Trust Receivables, during the Trustee’s business hours at the principal office of the Trustee, except as deemed necessary to protect the Trust Receivables information of the obligor.

38.	FRACTIONS LESS THAN ONE YEN

In respect of calculations of any amounts contemplated by this Agreement, any fractions less than one yen shall be rounded down to the nearest whole yen.

39.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of Japan.

40.	JURISDICTION

The Tokyo District Court shall have jurisdiction as the court of first instance with respect to any action or other dispute arising out of or in connection with this Agreement, unless the exclusive jurisdiction is otherwise prescribed by law.

41.	AMENDMENTS TO THIS AGREEMENT

This Agreement may not be amended except as agreed in writing by the Settlor, the Trustee, and the Beneficiary and approved in writing by the Agent.

42.	EXPENSES

All stamp duties, registration fees and any other similar public charges incurred by the Settlor or the Trustee in relation to the preparation, delivery, registration, enforcement, amendment or revision of this Agreement shall be borne by that party.

43.	APPLICATION OF THE LOAN AGREEMENTS

The provisions of the Loan Agreements shall apply mutatis mutandis to matters relating to the rights and obligations of the Agent and any other provisions of this Agreement among those not provided for in this Agreement.

44.	CONSULTATION

The parties hereto shall resolve any matters not provided for in this Agreement or doubts as to the meaning of the provisions of this Agreement upon mutual consultation in good faith.

(The space below has been intentionally left blank.)

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(Translation)

List of Schedules

Schedule 1:	Description of Accounts Receivables
Schedule 2:	Application for Additional Entrustment of Funds
Schedule 3:	Request for Approval of Assignment of Receivables and Approval of Assignment of Receivables
Schedule 4:	Settlor’s Report Form

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(Translation)

Exhibit 10.60(b)

Schedule 4

CREDITORS’ AGREEMENT

FASL JAPAN LIMITED (the “Borrower”), the financial institutions set forth as Lender A under Section 3 of the Schedule attached hereto (all of the Lenders A collectively referred to as “Lenders A” or “All Lenders A,” and individual Lenders A referred to as “each Lender A,” depending on the context thereof), and the financial institutions set forth as Lenders B under Section 4 of the Schedule attached hereto (all of the Lenders B collectively referred to as “Lenders B” or “All Lenders B,” and individual Lenders B referred to as “each Lender B,” depending on the context thereof; and All Lenders A and All Lenders B collectively referred to as “Lenders” or “All Lenders,” and individual Lenders respectively referred to as “each Lender,” depending on the context thereof) enter into the following agreement (this “Agreement)” as of March 25, 2004, with MIZUHO CORPORATE BANK, LTD. acting as the Agent, concerning the Revolving Line Agreement (A) dated March 25, 2004 between the Borrower and the Lenders A (the “Loan Agreement A”) and the Revolving Line Agreement (B) dated March 25, 2004 between the Borrower and the Lenders B (the “Loan Agreement B,” and together with the Loan Agreement A, the “Loan Agreement”).

CHAPTER 1 GENERAL PROVISIONS

1.	DEFINITIONS

1.1	In this Agreement, the following terms shall have the meanings set forth below.

(1)	“Agent Services” means collectively, the Agent Services A and Agent Services B.

(2)	“Commitment Amount” means collectively, the Commitment Amount A and Commitment Amount B.

(3)	“Commitment Ratio” means the percentage of the Commitment Amount of each Lender to the Total Commitment Amount.

(4)	“Costs Increased Lender” means collectively, the Costs Increased Lender A and Costs Increased Lender B.

(5)	“Decision-Making Time” means, in cases where the Lenders determine that any event requiring instructions by the Majority Lenders has occurred, the point in time when the Agent receives notice under Clause 29.1(i) of each Loan Agreement, and in cases where the Agent determines that the decision of the Majority Lenders is necessary, the point in time when the Agent gives notice under Clause 29.2 of each Loan Agreement.

(6)	“Desired Drawdown Date” means collectively, the Desired Drawdown Date A and Desired Drawdown Date B.

(7)	“Individual Loan” means collectively, the Individual Loan A and Individual Loan B.

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(Translation)

(8)	“Majority Lenders” means more than one (1) Lenders (if a particular Lender concurrently acts as the Lender A and Lender B, such Lender will be deemed to be one (1) Lender in relation to this item) whose Commitment Ratio(s) amount to 51% or more in total as of the Decision-Making Time (provided, however, that, for the period after All Lenders’ Lending Obligations are extinguished, and where the repayment of all obligations pursuant to the Loan Agreement in relation to the Loan have not been completed, the percentage shall be that of the total principal amount of the Outstanding Individual Loan Money per each of the Lenders to the Total Outstanding Balance as of the Decision-Making Time).

(9)	“Lending Obligation” means collectively, the Lending Obligation A and Lending Obligation B.

(10)	“Loan(s)” means collectively, the Loan A and Loan B.

(11)	“Loan Receivables” means collectively, the Loan Receivables A and Loan Receivables B.

(12)	“Refinanced Loan” means collectively, the Refinanced Loan A and Refinanced Loan B. “Total Outstanding Balance” means collectively, the Total Outstanding Balance A and Total Outstanding Balance B.

(13)	“Refinancing Loan” means collectively, the Refinancing Loan A and Refinancing Loan B.

(14)	“Set-off Individual Loan” means collectively, the Set-off Individual Loan A and Set-off Individual Loan B.

(15)	“Set-off Initiating Lender” means collectively, the Set-off Initiating Lender A and Set-off Initiating Lender B.

(16)	“Total Commitment Amount” means collectively, the Total Commitment Amount A and Total Commitment Amount B.

1.2	Except as otherwise specifically defined herein, the terms used in this Agreement shall have the meanings defined in the Loan Agreement.

2.	DECISION-MAKING OF THE MAJORITY LENDERS

2.1	The Majority Lenders shall make decisions as follows:

(i)	If the Lenders deem that any event has occurred that requires instructions from the Majority Lenders in this Agreement, the Lenders may give notice to the Agent to request the decision of the Majority Lenders.

(ii)	The Agent shall, upon receipt of a notice described in the preceding item, immediately give notice to All Lenders to seek the decision of the Majority Lenders.

(iii)	The Lenders shall, upon receipt of the notice described in the preceding item,

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(Translation)

make its decision on the relevant event and inform the Agent of such decision within three (3) Business Days after the receipt.

(iv)	If a decision of the Majority Lenders is made pursuant to the preceding three items, the Agent shall immediately notify the Borrower and All Lenders of such decision as the instruction by the Majority Lenders.

2.2	If the Agent deems that any event has occurred that requires the decision of the Majority Lenders, other than in the case of Clause 2.1, the Agent may give notice to All Lenders to seek such decision. In such case, the procedures set out in Items (ii) through (iv) of Clause 2.1 shall be followed.

2.3	The provisions of this Clause 2 shall apply mutatis mutandis to the decision-making of the Majority Lenders with respect to each Loan.

CHAPTER 2 SPECIAL PROVISIONS REGARDING THE LOAN AGREEMENT

3.	SPECIAL PROVISIONS REGARDING THE PROVISO AND EACH ITEM OF CLAUSE 7.1 OF THE LOAN AGREEMENT

With respect to Lenders who concurrently act as the Lenders A and Lenders B, the proviso and each item of Clause 7.1 of each Loan Agreement shall be replaced with the following, and the Lenders who concurrently act as the Lenders A and Lenders B may make the Individual Loans in the manner set forth below, as regards to (i) the Refinanced Loan A and the Refinancing Loan B, and (ii) the Refinanced Loan B and the Refinancing Loan A.

Description

“Provided, however, that with respect to the drawdown of the Individual Loan in relation to a Refinancing Loan, the Lender shall offset (a) the principal amount of the Outstanding Individual Loan Money in relation to the Refinanced Loan as of the Desired Drawdown Date, and (b) the Individual Loan Amount in relation to the Refinancing Loan, and according to the result thereof, shall treat the drawdown of such Individual Loan as follows.

(i)	If the Individual Loan Amount in relation to the Refinancing Loan exceeds the amount equivalent to the principal of the Outstanding Individual Loan Money in relation to the Refinanced Loan:

If the Lender receives an application for a drawdown in accordance with Clause 6 of each Loan Agreement and does not give notice pursuant to Clause 8.1 of each Loan Agreement, and all conditions set forth in each item of Clause 5 of each Loan Agreement are satisfied at the time of making the Individual Loan, the Lender shall remit to the Agent’s Account the amount of the difference between the Individual Loan Amount in relation to the Refinancing Loan and the amount equivalent to the principal of the Outstanding Individual Loan Money in relation to the Refinanced Loan by 11 a.m. on the Desired Drawdown Date. The Individual Loan in relation to the Refinancing Loan shall be deemed to have been made in the full Individual Loan Amount in relation to the Refinancing Loan as of the time

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(Translation)

that the Agent transfers such money to the Borrower’s Settlement Account after withdrawing it from the Agent’s Account. Provided, however, that even if the Lender remits the amount of the difference between the Individual Loan Amount and the amount equivalent to the principal of the Outstanding Individual Loan Money to the Borrower’s Settlement Account, if the interest on the Refinanced Loan is not paid by the Due Time, the Individual Loan in relation to the Refinancing Loan shall be deemed not to have been made.

(ii)	If the Individual Loan Amount in relation to the Refinancing Loan is less than or equal to the amount equivalent to the principal of the Outstanding Individual Loan Money in relation to the Refinanced Loan:

If the Lender receives an application for a drawdown in accordance with Clause 6 of each Loan Agreement and does not give notice pursuant to Clause 8.1 of each Loan Agreement, and all conditions set forth in each item of Clause 5 of each Loan Agreement are satisfied, the Individual Loan in relation to the Refinancing Loan shall be deemed to have been made in the full Individual Loan Amount in relation to the Refinancing Loan as of the Due Time of the Refinanced Loan. Provided, however, that if the Borrower does not pay the full amount of the difference between the Outstanding Individual Loan Amount in relation to the Refinanced Loan and the Individual Loan Amount and the interest accrued on the Refinanced Loan by the Due Time, the Individual Loan in relation to the Refinancing Loan shall be deemed not to have been made.”

4.	SPECIAL PROVISIONS REGARDING CLAUSE 18 OF THE LOAN AGREEMENT

The provisions of Clause 18 of each Loan Agreement shall be replaced with the following in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B.

Description

“18.1	In order to repay the obligations under the Loan Agreement, the Borrower shall remit the relevant amount to the Agent’s Account (i) by the Due Time, for those obligations with a Due Date provided for in the Loan Agreement, or (ii) immediately upon the Agent’s request, for those obligations with a Due Date not provided for in the Loan Agreement. In such cases, the Borrower’s obligations to the Agent or a Lender shall be deemed to have been performed upon the time of the remittance of the relevant amount to the Agent’s Account.

18.2

Unless otherwise provided for in the Loan Agreement, a payment by the Borrower directly to a Lender other than the Agent contrary to the provisions of Clause 18.1 of amounts owing under the Loan Agreement shall not be deemed to constitute the due performance of obligations under the Loan Agreement. In this case, the Lender receiving such payment shall immediately pay to the Agent the money it receives, and the obligations with respect to such money shall be deemed to have been

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(Translation)

performed upon the Agent’s receipt of such money. Provided, however, that in the case that the Borrower, upon giving prior written notice to the Agent, disposes (nin-i-baikyaku) of the assets subject to floating security interest (ne-tanpoken) (other than the floating pledge pursuant to the Floating Pledge Agreement) that have been granted in favor of a Lenderas the secured party of the floating security interest, and directly pays to that Lender the proceeds it receives from such disposal in order to perform its obligations under the Loan Agreement, such direct payment shall be considered to constitute the due performance of obligations under the Loan Agreement. The Borrower may not perform its obligations under the Loan Agreement by deed-in-lieu of performance (daibutsu bensai) unless the Agent and All Lenders give their prior written approval.

18.3	The Borrower’s payments pursuant to Clause 18 of each Loan Agreement shall be appropriated in the order set forth below; provided, however, that the payments by the Borrower for which the Due Time has arrived shall be appropriated first in the order set forth in the following items, and if, after such appropriation, any payment by the Borrower remain unappropriated, then the payments for which the Due Time has not arrived shall be appropriated in the order set forth in the following items:

(i)	those expenses to be borne by the Borrower under the Loan Agreement that the Agent has incurred in the place of the Borrower, and the Agency Fee;

(ii)	those expenses to be borne by the Borrower under the Loan Agreement that are payable to a third party;

(iii)	those expenses to be borne by the Borrower under the Loan Agreement that any Lender has incurred in place of the Borrower;

(iv)	the default interest and the Break Funding Cost in relation to the Loan A;

(v)	the Commitment Fee A;

(vi)	the interest on the Loan A;

(vii)	the principal of the Loan A;

(viii)	the default interest and the Break Funding Cost in relation to the Loan B;

(ix)	the Commitment Fee B;

(x)	the interest on the Loan B; and

(xi)	the principal of the Loan B.

18.4

Notwithstanding the provisions of Clause 18.3, if any obligation of the Borrower becomes immediately due and payable pursuant to Clause 24 of each Loan Agreement, the provisions of Clause 19.4 of each Loan Agreement shall apply with respect to the order of appropriating the Borrower’s payments. Further, notwithstanding the provisions of Clause 18.3 above and Clauses 19.1 through 19.4 of each Loan Agreement, (i) the Lenders A may, pursuant to Clause 25.1 or 25.2 of the Loan Agreement A, set off the receivables they hold under the Loan Agreement A

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(Translation)

against the obligations such Lenders A owe against the Borrower, and (ii) the Lenders B may, pursuant to Clause 25.1 or 25.2 of the Loan Agreement B, set off the receivables they hold under the Loan Agreement B against the obligations such Lenders B owe against the Borrower, and in the case of Item (i) above, the Lenders A shall only be required make the arrangement set forth in Clauses 26.1 and 26.2 of the Loan Agreement A, based on the Intended Distribution Amount A calculated on the assumption that the Borrower’s repayments have been appropriated in accordance with the provisions of Clauses 18.3(i) through 18.3(vii) hereof in the order set forth in each item thereof, and in the case of Item (ii) above, the Lenders B shall only be required to make the arrangement set forth in Clauses 26.1 and 26.2 of the Loan Agreement B, based on the Intended Distribution Amount B calculated on the assumption that the Borrower’s repayments have been appropriated in accordance with the provisions of Clauses 18.3(i) through 18.3(iii) and 18.3(viii) through 18.3(xi) hereof in the order set forth in each item thereof, respectively. In this case, as between the Lenders A and the Lenders B, no arrangement by way of receivables assignment in accordance with the receivables assignment provided for in Clauses 26.1 and 26.2 of each Loan Agreement or otherwise shall be made.

18.5	If, in appropriating the Borrower’s payments under Clause 18.3, the amount to be appropriated falls short of the amount outlined in any of the items thereunder, with respect to the first item not fully covered (the“Item Not Fully Covered”), the amount remaining after appropriation to the item of the next highest order of priority shall be appropriated after prorating such remaining amount in proportion to the amount of the individual payment obligations owed by the Borrower regarding the Item Not Fully Covered that have become due and payable.

18.6	Unless otherwise required by Laws and Ordinances, the Borrower shall not deduct Taxes and Public Charges from the amount of obligations to be paid pursuant to the Loan Agreement. If it is necessary to deduct Taxes and Public Charges from the amount payable by the Borrower, the Borrower shall additionally pay the amount necessary in order for the Lender to be able to receive the amount that it would receive if no Taxes and Public Charges were imposed. In such cases, the Borrower shall, within thirty (30) days from the date of payment, directly send to the Lender the certificate of tax payment in relation to withholding taxes issued by the tax authorities or other competent governmental authorities in Japan.”

5.	SPECIAL PROVISIONS REGARDING CLAUSE 19 OF THE LOAN AGREEMENT

The provisions of Clause 19 of each Loan Agreement shall be replaced with the following in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B.

Description

“19.1

If any amounts remain after deducting an amount equivalent to the amounts described in Clause 18.3(i) and Clause 18.3(ii) of each Loan Agreement from the amount paid by the Borrower pursuant to Clause 18 of each Loan Agreement, the Agent shall immediately distribute such remaining amount to the Lenders in

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(Translation)

accordance with the provisions of this Clause 19. Provided, however, that if such money is paid by the Borrower pursuant to Clause 13.2 or Clause 13.5 of each Loan Agreement, notwithstanding the provisions of this Clause 19, the Agent shall promptly distribute such money to the Costs Increased Lender.

19.2	If, prior to distribution by the Agent to the Lenders pursuant to this Clause 19, (a) an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) in relation to the Loan Receivables is served on the Borrower, or (b) an assignment in relation to the Loan Receivables is made, the rights and obligations of the Borrower, the Agent and the Lenders shall be regulated in accordance with the following provisions:

(a)(i)	If the Agent completes the distribution to the Lenders pursuant to this Clause 19 before receiving notice from the Borrower pursuant to Clause 21.4 of each Loan Agreement that the Borrower has been served an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) with respect to the Loan Receivables:

In this case, if the creditor obtaining an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae), the Borrower, the Lenders or any other third party incurs damages, losses or expenses (the “Damages”) as a result of such distribution, the Agent shall not be liable in relation thereto, and the Borrower shall deal with the Damages at its own cost and liability. The Borrower shall compensate the Agent for any Damages incurred by the Agent due to such distribution.

(ii)	If the Agent receives notice from the Borrower pursuant to Clause 21.4 of each Loan Agreement that it has been served an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae) on or after the remittance to the Agent’s Account by the Borrower and before completion of the distribution to the Lenders pursuant to this Clause 19, with respect to the Loan Receivables in relation to such distribution:

In this case, (1) with respect to the money relating to such notice, the Agent may withhold the distributions pursuant to this Clause 19, and may take other measures in a manner that the Agent deems reasonable; and (2) the Agent shall distribute to All Lenders other than the Lender subject to such notice the money paid by the Borrower excluding that which is subject to such notice. If the creditor obtaining an order for provisional attachment (kari-sashiosae), preservative attachment (hozen-sashiosae) or attachment (sashiosae), the Borrower, the Lenders or any other third party incurs any Damages as a result of the distribution by the Agent pursuant to (1) of this Item (ii), the Agent shall not be liable in relation thereto, and the Borrower shall deal with such Damages at its own cost and liability. The Borrower shall compensate the Agent for any Damages incurred by the Agent due to such distribution.

(b)	If the Assignor and the Assignee, under joint names, or if the Borrower,

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(Translation)

under its single name, notifies the Agent of an assignment of the Loan Receivables in accordance with Clause 32.1 of each Loan Agreement:

In this case, the Agent shall, after receiving either of these notices, immediately commence all administrative procedures necessary in order to treat such Assignee as the creditor of such Loan Receivables, and the Agent shall be exempt insofar as the Agent treats the previous Lender as the party in interest until the Agent notifies the Borrower, the Assignor and the Assignee that such procedures have been completed. If the Assignee or any other third party suffers Damages due to such treatment by the Agent, the Agent shall not be liable in relation thereto, and the Borrower and the Assignor of such Loan Receivables shall deal with such Damages at their own cost and liability. The Borrower and the Assignor of such Loan Receivables shall jointly compensate the Agent for any Damages incurred by the Agent arising out of this Item (b).

19.3	The distributions by the Agent to the Lenders shall be made in order, starting from Clause 18.3(iii) to Clause 18.3(xii) of each Loan Agreement. If there is an Item Not Fully Covered regarding the amounts to be distributed, the appropriation and distribution with respect to such Item Not Fully Covered shall be made in accordance with the provisions of Clause 18.5 of each Loan Agreement.

19.4	Notwithstanding Clause 18.3, Clause 18.5 of each Loan Agreement and Clause 19.3 above, if the Borrower’s obligations hereunder become immediately due and payable pursuant to Clause 24 of each Loan Agreement, the Agent shall distribute the amount remaining after deducting the amounts described under Clause 18.3(i) and Clause 18.3(ii) of each Loan Agreement from the amount paid by the Borrower, firstly to the Lenders A in proportion to the amount of the obligations that the Borrower owes to the Lenders A under the Loan Agreement A, and then to the Lenders B in proportion to the amount of the obligations that the Borrower owes to the Lenders B under the Loan Agreement B, in which case such remaining amount shall be appropriated in the order and method that the Agent deems appropriate.

19.5	If the remittance of money by the Borrower provided for in Clause 18.1 of each Loan Agreement fails to be completed by the Due Time, the Agent shall be under no obligation to make the distributions set forth in Clause 19.1 on the same date. In such cases, the Agent shall make such distributions immediately after receiving the remittance from the Borrower, and the Borrower shall bear any damages, losses and expenses incurred by the Lender or the Agent in connection therewith.

19.6	Upon request from the Agent, and if there are reasonable grounds for such request, the Lenders receiving such request shall immediately notify the Agent of the amount (including specifics) of the receivables they hold against the Borrower under the Loan Agreement. In this case, the obligation of the Agent to make distributions set forth in Clause 19.1 shall arise at the time all such notices reach the Agent. In the case where a Lender delays this notice without reasonable cause, such Lender shall bear all damages, losses or expenses incurred by any Lender or the Agent due to such delay.

19.7	The Agent may, before the Due Time of any of the Borrower’s obligations, make the distributions to Lenders in relation to such obligation by Temporary Advancement

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(Translation)

(provided that the Agent shall be under no obligation to make such Temporary Advancement). If the Borrower’s obligations in relation to such Temporary Advancement are not repaid by the Due Time in accordance with Clause 18, the Lender who received the distribution pursuant to this Clause 19.7 shall, immediately upon the Agent’s request, reimburse to the Agent for the amount of such Temporary Advancement that it received. The Lender shall, immediately upon the Agent’s request, pay to the Agent any Temporary Advancement Costs required in making such Temporary Advancement, corresponding to the amount of Temporary Advancement that it received.”

6.	SPECIAL PROVISIONS REGARDING CLAUSE 27 OF THE LOAN AGREEMENT

The provisions of Clause 27 of each Loan Agreement shall be replaced with the following in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B.

Description

“27.1	The Agent shall, pursuant to the entrustment by All Lenders, perform the Agent Services and exercise rights for the benefit of All Lenders, and shall exercise the rights that, in the Agent’s opinion, are ordinarily necessary or appropriate in performing the Agent Services. The Agent shall not be liable for any duties other than those expressly specified in the provisions of this Agreement and the Creditors’ Agreement, and shall not be liable for any non-performance of obligations by the Lenders under this Agreement and the Creditors’ Agreement. The Agent shall be an agent of the Lenders and, unless otherwise provided, shall never act as an agent of the Borrower.

27.2	The Agent may rely upon any communication, instrument and document that has been delivered between appropriate persons and has been signed or has the name and seal attached by such appropriate persons and that the Agent believes to be true and correct, and may act in reliance upon any written opinion or explanatory letter of experts appointed by the Agent within the reasonably necessary extent in relation to this Agreement and the Creditors’ Agreement.

27.3	The Agent shall perform the duties and exercise the authority provided for in this Agreement and the Creditors’ Agreement with the due care of a good manager.

27.4

Neither the Agent nor any of its directors, employees or agents shall be liable to the Lenders for any acts or omissions conducted by the Agent pursuant to, or in connection with, this Agreement and the Creditors’ Agreement, except for its or their willful misconduct or gross negligence. The Lenders (other than Lenders who act as the Agent) shall jointly and severally indemnify the Agent for any and all liabilities, damages, losses and expenses (including, without limitation, any expenses paid to avoid or minimize any damages or losses or to recover any damages or losses (including attorney’s fees)) incurred by the Agent in the course of the performance of its duties under this Agreement and the Creditors’ Agreement, to the extent that such liabilities, damages, losses and expenses are not reimbursed by the Borrower, and

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only for the amount outstanding after deducting the portion for which the Agent is obliged to contribute, calculated pursuant to the Agent’s Commitment Ratio. Provided, however, that if any of the Lenders cannot perform the indemnity for which it is liable, the Agent’s Commitment Ratio shall be calculated by dividing the Agent’s Commitment Ratio by the aggregate of the Commitment Ratio of the Lenders other than such non-indemnifying Lenders.

27.5	The Agent shall not be liable for the validity of this Agreement and the Creditors’ Agreement, and shall not guarantee any matters represented in this Agreement and the Creditors’ Agreement. The Lenders shall enter into, and conduct transactions contemplated in, this Agreement and the Creditors’ Agreement at their sole discretion by conducting investigations as to the necessary matters, including the creditworthiness of the Borrower, on the basis of the documents, information and other data as it has deemed appropriate.

27.6	In cases where the Agent is also acting as a Lender, the Agent shall have the same rights and obligations as the other Lenders under this Agreement and the Creditors’ Agreement , irrespective of the Agent’s obligations under this Agreement and the Creditors’ Agreement. The Agent may engage in commonly accepted banking transactions with the Borrower outside of this Agreement and the Creditors’ Agreement. In this case, the Agent shall not be required to disclose to other Lenders information in relation to the Borrower it has obtained through transactions with the Borrower other than those contemplated under this Agreement or the Creditors’ Agreement, nor shall the Agent be required to distribute to other Lenders any money it has received from the Borrower through transactions with the Borrower other than those contemplated under this Agreement or the Creditors’ Agreement. (Any information that has been disclosed to the Agent by the Borrower shall be, unless expressly identified as being made in relation to this Agreement and the Creditors’ Agreement, deemed disclosed in relation to the transactions with the Borrower other than those contemplated under this Agreement or the Creditors’ Agreement, and the Agent shall not be required to disclose any of the same to other Lenders.)

27.7	Notwithstanding Clause 27.6, upon receiving the Trustee’s Regular Report or the Trustee’s Extraordinary Report, the Agent shall promptly (by the Business Day immediately following the day such Trustee’s Regular Report is received, at the latest) report the details thereof to the other Lenders.

27.8	In cases where the Agent is also acting as a Lender, the calculation of the amounts to be distributed to each Lender pursuant to the provisions of Clause 19 shall be made in accordance with the following: (i) for amounts to be distributed to each Lender other than the Agent, any amount less than one yen shall be rounded down, and (ii) amounts to be distributed to a Lender who is also appointed as the Agent shall be the difference between the aggregate of all amounts to be distributed and the amounts distributed to other Lenders.

27.9	Except for the cases under Clause 27.8, all calculations of fractions less than one yen that are required under this Agreement and the Creditors’ Agreement shall be made in the manner the Agent deems appropriate.

27.10	If the Agent receives any notice from the Borrower that is required to be given to each Lender in relation to this Agreement and the Creditors’ Agreement, the Agent

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shall immediately inform All Lenders of the details of such notice, or if the Agent receives any notice from a Lender that is required to be given to the Borrower or other Lenders in relation to this Agreement and the Creditors’ Agreement, the Agent shall immediately inform the Borrower or All Lenders, as the case may be, of the details of such notice. The Agent shall make any documents that it has obtained from the Borrower and has retained, available for review by a Lender during its ordinary business hours.”

7.	SPECIAL PROVISIONS REGARDING CLAUSE 28 OF THE LOAN AGREEMENT

The provisions of Clause 28 of each Loan Agreement shall be replaced with the following in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B.

Description

“28.1	The Agent may resign as follows:

(i)	The Agent may resign its position as the Agent by giving written notice to All Lenders and the Borrower; provided, however, that such resignation shall not become effective until a successor Agent is appointed and such successor accepts such appointment.

(ii)	If the Agent gives notice pursuant to the preceding item, the Majority Lenders may appoint a successor Agent upon obtaining consent from the Borrower.

(iii)	If a successor Agent is not appointed by the Majority Lenders within thirty (30) days (including the day of notice) after the notice of resignation is given as described in Item (i) above, or if the entity appointed by the Majority Lenders as a successor Agent does not accept assumption of the office of the Agent, the Agent in office at that time shall, upon obtaining consent from the Borrower, appoint a successor Agent on behalf of the Majority Lenders.

28.2	The Agent may be dismissed as follows:

(i)	The Majority Lenders may dismiss the Agent by giving written notice thereof to each of the other Lenders, the Borrower, and the Agent; provided, however, that such dismissal shall not become effective until a successor Agent is appointed and such successor accepts such appointment.

(ii)	If the Majority Lenders give notice pursuant to the preceding item, the Majority Lenders may appoint a successor Agent upon obtaining consent from the Borrower.

28.3	If the entity appointed as the successor Agent pursuant to Clause 28.1 or 28.2 accepts assumption of the office, the former Agent shall deliver to the successor Agent all

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documents and materials it has kept as the Agent under this Agreement and the Creditors’ Agreement, and shall give all the support necessary for the successor Agent to perform the duties of the Agent under this Agreement and the Creditors’ Agreement.

28.4	The successor Agent shall succeed to the rights and obligations of the former Agent under this Agreement and the Creditors’ Agreement, and the former Agent shall, at the time of the assumption of office by the successor Agent, be exempted from all of its obligations as the Agent; provided, however, that the provisions of this Agreement and the Creditors’ Agreement relevant to any actions (including omissions) conducted by the former Agent during the period it was in office shall remain in full force and effect.”

8.	SPECIAL PROVISIONS REGARDING CLAUSE 30 OF THE LOAN AGREEMENT A

Notwithstanding the provisions of Clause 30 of the Loan Agreement A, in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B, the Loan Agreement A may not be amended with respect to matters which affect the rights and obligations of the Lenders B, unless with the written agreement of the Agent, the Borrower, the Majority Lenders A and the Majority Lenders B. Further, notwithstanding the provisions of Clause 30 of the Loan Agreement A, in cases where the Loan Agreement A is validly existing or the Borrower is liable for its obligations under the Loan Agreement A, and at the same time, the Loan Agreement B is validly existing or the Borrower is liable for its obligations under the Loan Agreement B, the written agreement by the Agent, the Borrower, and All Lenders shall be required in order to amend the Loan Agreement A with respect to the following matters that materially affect the rights and obligations of the Lenders B:

(i)	any amendment or addition to the conditions precedent provided for in Clause 4 and Clause 5 of the Loan Agreement A;

(ii)	any release or reduction of the obligations of the Lenders A;

(iii)	any reduction of the amount of the principal and interest of the Individual Loan A or other amounts payable by the Borrower pursuant to the Loan Agreement A;

(iv)	any advancement of the payment date of the principal and interest of the Individual Loan A or other obligations of the Borrower pursuant to the Loan Agreement A;

(v)	any increase in the Spread or the Applicable Interest Rate set forth in Clause 1 of the Loan Agreement A;

(vi)	any amendment to the restrictions on collateral provided for in Clause 22 of the Loan Agreement A;

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(vii)	any amendment to the financial restrictions provided for in Clause 23 of the Loan Agreement A;

(viii)	any amendment to the events for acceleration provided for in Clause 24 of the Loan Agreement A;

(ix)	any amendment to Clause 30 of the Loan Agreement A;

(x)	any amendment to the Relevant Agreements; and

(xi)	any other amendment to the Loan Agreement A that the Majority Lenders B consider will diminish the Lenders B’s rights, or increase the Lenders B’s obligations, in any material respect.

CHAPTER 3 MISCELLANEOUS AND OTHER PROVISIONS

9.	AMENDMENT TO THIS AGREEMENT

This Agreement may be amended with the written agreement of the Agent, the Borrower, the Majority Lenders A and the Majority Lenders B; provided, however, that the written agreement by the Agent, the Borrower, and All Lenders shall be required in order to amend this Agreement with respect to the following matters that materially affect the rights and obligations of the Lenders:

10.	ASSIGNMENT OF THIS AGREEMENT

10.1	The Lenders may not assign to any third party their status as party to this Agreement or their rights and obligations hereunder except in cases of the assignment to a third party of the status as party to the Loan Agreement, the rights and obligations thereunder or the Loan Receivables in accordance with Clause 31 or Clause 32 of each Loan Agreement, and in making such assignment of the status as party to the Loan Agreement, the rights and obligations thereunder or the Loan Receivables in accordance with Clause 31 or Clause 32 of each Loan Agreement, the Lenders shall assign to such third party their status as party to this Agreement or their rights and obligations hereunder together therewith.

10.2	All expenses incurred from the assignment set forth in Clause 10.1 shall be borne by the assignor; provided, however, that the provisions of Clause 13 of each Loan Agreement shall apply with respect to any Increased Costs incurred in relation to the Successive Lender after the assignment.

11.	TERMINATION OF THIS AGREEMENT

11.1	If the Loan Agreement is terminated, this Agreement shall automatically be terminated with respect to the relationship between All Lenders and the Borrower. If the Loan Agreement is terminated with respect to any of the Lenders, this Agreement shall automatically be terminated with respect to such Lender. Until the Borrower completely pays all of its debts under the Loan Agreement or this Agreement, the relevant clauses of this Agreement shall survive in full force and effect, to the extent related to such payment of the debts.

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11.2	If the execution and performance of this Agreement and any transactions contemplated under this Agreement become contrary to any Laws and Ordinances binding upon any of the Lenders, such Lenders shall consult with the Borrower and all other All Lenders through the Agent and take measures to deal with the situation. In this case, the Borrower and All Lenders excluding such Lenders may not refuse termination of this Agreement with respect to such Lenders without reasonable cause.

12.	GENERAL PROVISIONS

12.1	Confidentiality Obligations

The Borrower shall raise no objection to the disclosure of information set forth in each item below:

(1)	If a decision of the Majority Lenders is required pursuant to the provisions of Clause 2 of this Agreement, the Agent and any Lenders may disclose such information with regard to the Borrower or the transaction with the Borrower, which either party has obtained through the Loan Agreement or this Agreement or an agreement other than this Agreement, by imposing confidentiality obligations on the recipient to an extent reasonably required.

(2)	Upon any assignment of status or rights and obligations pursuant to Clause 11 of this Agreement, any Lenders may disclose any information with regard to this Agreement to the Assignee or a person considering becoming an Assignee (including an intermediary of such assignment), on the condition that such parties agree to be bound by the confidentiality obligations. Information with regard to this Agreement in this item shall mean any information regarding the Borrower’s credit that has been obtained in connection with this Agreement, any information regarding the contents of this Agreement and other information incidental hereto, and any information regarding the contents of the Loan Receivables to be assigned and other information incidental thereto, and shall not include any information regarding the Borrower’s credit that has been obtained in connection with any agreement other than this Agreement.

12.2	Notices

(1)	Any notice under this Agreement shall be made in writing expressly stating that it is made for the purpose of this Agreement, and given by any of the methods described in (i) to (iv) below to the place of contact of the receiving party described in the Schedule attached hereto. Each party to this Agreement may change its place of contact by giving notice thereof to the Agent.

(i)	Personal delivery;

(ii)	Registered mail or courier service;

(iii)	Transmission by facsimile; or

(iv)	E/X (only for any notices among Lenders and the Agent).

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(2)	Notice given pursuant to the preceding item shall be deemed to have been delivered at the time, in the case of transmission by facsimile, when receipt of facsimile is confirmed, and in the case of any other methods, when actually received.

12.3	The provisions of Clauses 36.2 through 36.4 and Clauses 36.6 through 36.12 of each Loan Agreement shall apply mutatis mutandis to this Agreement. In this case, as used in the provisions of Clauses 36.2 through 36.4 and Clauses 36.6 through 36.12 of each Loan Agreement, the terms “Lender A” or “Lender B” shall be replaced with “Lenders,” and the terms “Majority Lenders A” or “Majority Lenders B” shall be replaced with “Majority Lenders,” respectively.

(The space below has been intentionally left blank.)

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(Translation)

Exhibit 10.60(b)

Schedule 5

FLOATING PLEDGE AGREEMENT

FASL JAPAN LIMITED (the “Pledgor”), the financial institutions specified in Exhibit 1(1) as Pledgees A (All pledgees A shall be collectively referred to as “Pledgees A” or “all Pledgees A,” and individual pledgees A shall, depending on the context, be referred to as “each Pledgee A.”), and the financial institutions specified in Exhibit 1(2) as Pledgees B (All pledgees B shall be collectively referred to as “Pledgees B” or “all Pledgees B,” and individual pledgees B shall, depending on the context, be referred to as “each Pledgee B.” All Pledgees A and Pledgees B shall be collectively referred to as “Pledgees” or “all Pledgees,” and individual pledgees shall, depending on the context, be referred to as “each Pledgee.”) hereby enter into this agreement (this “Agreement”) as follows with respect to the creation of floating pledges on the Security Beneficial Interests (as defined below) held by the Pledgor, under which Mizuho Corporate Bank, Ltd. will act as the Agent, as of March 25, 2004.

1.	DEFINITIONS

Except as otherwise specifically defined herein, the terms in this Agreement shall have the meanings defined in (i) the Accounts Receivables Trust Agreement dated March 25, 2004 entered into by and between the Pledgor and Mizuho Trust & Banking Co., Ltd. (the “Trustee”) (as amended, the “Trust Agreement”), (ii) the Revolving Line Agreement (A) dated March 25, 2004 entered into by and among Mizuho Corporate Bank, Ltd., Shinkin CentralBank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd., The Norinchukin Bank and the Pledgor (as amended, the “Loan Agreement A”), (iii) the Revolving Line Agreement (B) dated March 25, 2004 entered into by and between Mizuho Corporate Bank and the Pledgor (as amended, the “Loan Agreement B,” and together with the Loan Agreement A, the “Loan Agreements”), and (iv) the Creditors’ Agreement dated March 25, 2004 entered into by and among Mizuho Corporate Bank, Ltd., Shinkin CentralBank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd., The Norinchukin Bank and the Pledgor (as amended, the “Creditors’ Agreement”).

2.	CREATION OF FLOATING PLEDGE

2.1	The Pledgor shall create first-priority floating pledges (collectively, the “Floating Pledge A”) on its beneficial interests in trust under the Trust Agreement (the “Security Beneficial Interests”) with respect to each Pledgee A as follows.

DESCRIPTION

Scope of Secured Receivables:	The right to claim for the payment of principal and interest and any other receivables held by each Pledgee A against the Pledgor under the Loan Agreement A (collectively the “Secured Receivables A”)

Maximum Amount:	JPY 9,000,000,000

Date to crystallize the receivables to be secured by Floating Pledge A:	No date is fixed.

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(Translation)

2.2	The Pledgor shall create second-priority floating pledges (collectively the “Floating Pledge B,” and together with the Floating Pledge A, the “Floating Pledges”) on the Security Beneficial Interests with respect to each Pledgee B as follows.

DESCRIPTION

Scope of Secured Receivables:	The right to claim for the payment of principal and interest and any other receivables held by each Pledgee B against the Pledgor under the Loan Agreement B (collectively the “Secured Receivables B,” and together with the Secured Receivables A, the “Secured Receivables”)

Maximum Amount:	JPY 6,000,000,000

Date to crystallize the receivables to be secured by Floating Pledge B:	No date is fixed.

2.3	Each Pledgee A shall, as a result of creation of the Floating Pledge A described in Clause 2.1, acquire a floating pledge on the Security Beneficial Interests that has the same priority as those held by the other Pledgees A. Each Pledgee B shall, as a result of creation of the Floating Pledge B described in Clause 2.2, acquire a floating pledge on the Security Beneficial Interests that has the same priority as those held by the other Pledgees B.

2.4	The Pledgees hereby authorize the Agent to exercise on behalf of the Pledgees the rights of the Pledgees under this Agreement to the extent such exercise does not breach applicable laws or ordinances. Provided, however, that the specific time, method and terms of exercising the rights as a Pledgee shall be in accordance with the decision-making of the Majority Lenders under the provisions of the Creditors’ Agreement.

2.5	The Pledgees shall enforce the Floating Pledges only through the Agent and in accordance with the provisions of this Agreement, the Loan Agreements and the Creditors’ Agreement, and applicable laws and ordinances. Provided, however, that the Pledgees are able to receive appropriation for repayment of the Loans in accordance with the provisions of the Loan Agreements and the Creditors’ Agreement.

2.6	The authority set forth in Clause 2.4 shall extinguish upon the resignation or dismissal of the Agent in accordance with Clause 28 of the Loan Agreements (or Clause 28 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 7 of the Creditor’s Agreement; hereinafter the same) and the provisions of the Creditors’ Agreement. Thereafter, the successor Agent assuming office in accordance with Clause 28 of the Loan Agreements shall exercise the rights and bear the obligations under this Clause. Immediately after such change in Agents, the former Agent and the successor Agent shall notify the Pledgor thereof in writing in their joint name.

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(Translation)

3.	DELIVERY OF ORIGINAL COPY AND ACQUISITION OF TRUSTEE APPROVAL

3.1	On the date of this Agreement, the Pledgor shall deliver to the Agent original copies of a certificate for the Security Beneficial Interests (provided, however, that this shall only apply if such certificate has been issued) and an agreement with respect to the Trust Agreement (such certificate and agreement shall be collectively referred to as “Trust Agreement and Certificate”). The Agent shall, upon receipt of the Trust Agreement and Certificate pursuant to this Paragraph, immediately deliver to each Pledgee copies thereof with wording certifying that such copies are accurate copies of the Trust Agreement and Certificate

3.2	On the date of this Agreement, the Pledgor shall obtain the Trustee’s written approval of the creation of the Floating Pledge A on the Security Beneficial Interests with a certified date substantially in the form set out in Exhibit 2, and deliver the original copy thereof to the Agent, to complete (i) perfection against debtors and third parties under Articles 364(1)and 467 of the Civil Code with respect to the creation of the Floating Pledge A and (ii) prior perfection under Article 467 of the Civil Code with respect to acquisition of the Security Beneficial Interests as a result of enforcement by any Pledgee A of the Floating Pledge A pursuant to the provisions of Clause 7.1(3) of this Agreement. The Agent shall, upon obtaining approval from the Trustee pursuant to this Paragraph, immediately deliver to each Pledgee A copies thereof with wording certifying that such copies are accurate copies of the approval.

3.3	On the date of this Agreement and after carrying out the procedures provided in the preceding Paragraph, the Pledgor shall obtain the Trustee’s written approval of the creation of the Floating Pledge B on the Security Beneficial Interests with a certified date substantially in the form set out in Exhibit 3, and deliver the original copy thereof to the Agent, to complete (i) perfection against debtors and third parties under Articles 364(1)and 467 of the Civil Code with respect to the creation of the Floating Pledge B and (ii) prior perfection under Article 467 of the Civil Code with respect to acquisition of the Security Beneficial Interests as a result of enforcement by any Pledgee B of the Floating Pledge B pursuant to the provisions of Clause 7.1(3) of this Agreement. The Agent shall, upon obtaining approval from the Trustee pursuant to this Paragraph, immediately deliver to each Pledgee B copies thereof with wording certifying that such copies are accurate copies of the approval.

3.4	Upon receipt of the Trust Agreement and Certificate or the Trustee’s approval in accordance with the provisions of preceding three Paragraphs, the Agent shall exclusively posses the Trust Agreement and Certificate or the Trustee’s approval for its own benefit and on behalf of each Pledgee for the benefit of each Pledgee, and each Pledgee agrees thereto.

3.5	Each Pledgee authorizes the Agent and the Agent agrees to receive the Trust Agreement and Certificate and the Trustee’s approval on behalf of each Pledgee.

3.6	The Agent shall keep the original copies of the Trust Agreement and Certificate that are delivered by the Pledgor in accordance with Clause 3.1 for the benefit of each Pledgee with the duty of care of a good administrator, until the Pledgor satisfies all of the Secured Receivables and the Agent returns to the Pledgor the original copies of the Trust Agreement and Certificate in accordance with Clause 15 of this Agreement.

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4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

4.1	The Pledgor represents and warrants that the following is true and correct as of the date of this Agreement.

(1)	The Trust Agreement is an agreement duly executed and effectively existing under the laws of Japan.

(2)	The Security Beneficial Interests solely belong to the Pledgor, and the Pledgor has the sole authority to dispose of the Security Beneficial Interests.

(3)	There are no encumbrances relating to real rights on the Security Beneficial Interests that have priority over or precede the Floating Pledge A, nor is there any other event that will interfere with the rights or interests of the Pledgees A.

(4)	Other than the Floating Pledge A, there are no encumbrances relating to real rights on the Security Beneficial Interests that have priority over or precede the Floating Pledge B, nor is there any other event that will interfere with the rights or interests of the Pledgees B.

(5)	No lawsuit, arbitration, mediation or other administrative procedure by a third party is pending with respect to the creation, continued existence, ownership or exercise of the Security Beneficial Interests, nor is there any threat of the commencement of any of the foregoing.

(6)	The Security Beneficial Interestsare legal, valid and binding, and enforceable in accordance with the terms of this Agreement.

(7)	No principal has been redeemed before the due date with respect to the Security Beneficial Interests.

(8)	Neither the Settlor nor the Trustee is in default of any obligations under the Trust Agreement.

(9)	There are no grounds for defense that interfere with the creation, continued existence or exercise of the Security Beneficial Interests.

(10)	Noprovisions of the Trust Agreement have been amended, released or waived, the Security Beneficial Interests have not been transferred to a third party, had a security interest created thereon, or otherwise been disposed of in a way that adversely affects or is likely to adversely affect the rights of the Pledgees under this Agreement, nor is the Pledgor under any obligation to make such a disposition for the benefit of a third party.

(11)	No petition for provisional attachment, preservative attachment, attachment or provisional disposition has been filed by any third party in respect of all or a part of the Security Beneficial Interests, nor are there any rights or encumbrances in respect of all or a part of the Security Beneficial Interests that have or are likely to have an adverse effect on the rights of the Pledgees under this Agreement;

(12)	Each of the Pledgor’s representations and warranties set out in the Trust Agreement are true and correct.

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4.2	If it is found that any of the Pledgor’s representations and warranties set out in Clause 4.1are false or incorrect in any material respect, the Pledgor shall immediately notify the Agent thereof in writing, and shall compensate the Agent or each Pledgee for the losses incurred by them due to such breach of representations or warranties.

5.	PRESERVATION OF TRUST AGREEMENT

The Pledgor shall not, without the Agent’s prior written consent, amend any provision of the Trust Agreement, transfer the Security Beneficial Interests to a third party, create a security interest on or otherwise dispose of or cancel the Security Beneficial Interests, or conduct any other act which is likely to adversely affect the Floating Pledges.

6.	CHANGES IN DETAILS OF FLOATING PLEDGES

If it becomes necessary to transfer all or a part of the Floating Pledges (including changing the scope of the secured receivables in connection with such transfer) or otherwise change or dispose of the Floating Pledges (excluding the case where such change or disposal materially and adversely affects the Pledgor), the Pledgor shall agree to or approve the Agent’s requests or take other procedures necessary therefor. If required by the Agent to change the scope of the secured receivables with respect to the Floating Pledges (excluding those in connection with the transfer of all or a part of the Floating Pledges), the Pledgor shall consult with the Agent in good faith.

7.	ENFORCEMENT OF THE PLEDGE

7.1	If the obligations that the Pledgor owes with respect to any of the Secured Receivables become due or immediately payable, the Pledgees may enforce the Floating Pledges in accordance with any of the following methods. In such case, each Pledgee may enforce the Floating Pledges only through the Agent by times, methods and terms determined in accordance with the decision-making of the Majority Lenders under Clause 2 of the Creditors’ Agreement, and the Agent shall enforce the Floating Pledges on behalf of each Pledgee. The Agent shall, in enforcing the Floating Pledges, notify the Trustee, Pledgor and each Pledgee in writing of the enforcement of the Floating Pledges under this Agreement (the “Floating Pledge Enforcement Notice”).

(1)	Method of (i) directly collecting money equal to the amount of the Trustee’s obligations to pay distributions and principal redemptions with respect to the Security Beneficial Interests or any other obligation owed by the Trustee to the Pledgor under the Trust Agreement, and (ii) using such collected amount (the “Directly Collected Amount”) to repay the Secured Receivables.

(2)	Method of (i) disposing of the Security Beneficial Interests by times, methods, prices, etc., which are generally acknowledged as appropriate, and (ii) using the proceeds from such disposal (the “Disposal Proceeds”) to repay the Secured Receivables.

(3)	Method of (i) acquiring the Security Beneficial Interests by evaluating them by times, methods, prices, etc., which are generally acknowledged as appropriate, and (ii) deeming that the Secured Receivables cease to be effective at the same amount as such value of the Security Beneficial Interests (the “Valued Amount”).

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7.2	Notwithstanding the provisions of the preceding Paragraph, if the Agent reasonably deems it necessary to urgently enforce the Floating Pledges, the Agent may immediately enforce the Floating Pledges without following decision-making procedures of the Majority Lenders set forth in Clause 2 of the Creditors’ Agreement. Provided, however, that the Agent shall not be obliged to enforce the Floating Pledges unless instructed by the Majority Lenders.

7.3	If the Agent enforces the Floating Pledges, the Agent shall simultaneously enforce all of the Floating Pledges held by the Pledgees.

7.4	If the Pledgees enforce the Floating Pledges in accordance with Clause 7.1(1) or (2), the Pledgees shall cause the party obliged to pay the Directly Collected Amount or the Disposal Proceeds to transfer such Directly Collected Amount or Disposal Proceeds to an account designated and managed by the Agent (the “Agent’s Account”). Upon payment of the Directly Collected Amount or the Disposal Proceeds (the “Directly Collected Amount, Etc.”) to the Agent’s Account, the Directly Collected Amount, Etc. shall be used to repay the Secured Receivables in the order and manner set forth in Clause 18 of the Loan Agreements (or Clause 18 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 4 of the Creditors’ Agreement; hereinafter the same), and the Agent shall distribute the Directly Collected Amount, Etc. to each Pledgee in accordance with Clause 19 of the Loan Agreements (or Clause 19 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 5 of the Creditors’ Agreement.

7.5	If the Pledgees enforce the Floating Pledges in accordance with Clause 7.1(3), an amount equivalent to the amount that would be appropriated if the money equal to the Valued Amount was appropriated in the order and manner set forth in Clause 18 of the Loan Agreements, shall be used to repay the Secured Receivables at the time the Agent acquires the Security Beneficial Interests. If the Agent acquires money by exercising, transferring or otherwise disposing of the Security Beneficial Interests acquired in accordance with Clause 7.1(3), the Agent shall cause the party obliged to pay such money to transfer such money to the Agent’s Account, and upon payment of such money, the Agent shall immediately distribute such transferred money to each Pledgee in accordance with Clause 19 of the Loan Agreements.

7.6	If the Agent receives the trust principal, trust proceeds or other property upon enforcement of the Floating Pledgees and such property is not money (the “Receivables in Kind”), the Majority Lenders shall determine the method to acquire or dispose of the Receivables in Kind. In this case, an amount equivalent to the amount that would be appropriated if the money equal to the Valued Amount of the Receivables in Kind evaluated by times, methods, prices, etc., that are generally acknowledged as appropriate was appropriated in the order and manner set forth in Clause 18 of the Loan Agreements, shall be used to repay the Secured Receivables. In this case, if the Agent acquires money by exercising, transferring or otherwise disposing of the Receivables in Kind, the Agent shall cause the party obliged to pay such money to transfer such money to the Agent’s Account, and upon payment of such money, the Agent shall immediately distribute such transferred money to each Pledgee in accordance with Clause 19 of the Loan Agreements.

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(Translation)

7.7	Each Pledgee acknowledges without objection that, notwithstanding the priority between the Floating Pledge A and the Floating Pledge B set forth in Clauses 2.1 and 2.2, the Directly Collected Amount, the Disposal Proceeds, money equal to the Valued Amount and other money acquired through enforcing the Floating Pledges that are set forth in preceding three Paragraphs shall be used and distributed to each Pledgee in the order set forth in Clauses 18 and 19 of the Loan Agreements, and no receivables or obligations will remain between each Pledgee and the Agent with respect to such money after the distribution thereof.

8.	INSTRUCTIONS TO TRUSTEE

The Pledgor shall follow the provisions of Clause 24.1 of the Trust Agreement with respect to instructing the Trustee, and (i) if no Repayment Formula Revision Event has occurred, the Beneficiary and the Agent shall, upon consultation, give instructions in their joint name, and if the Beneficiary and the Agent do not come to an agreement though consultation, the Agent may independently give instructions, and (ii) if a Repayment Formula Revision Event has occurred, the Agent may give instructions.

9.	COMMON SERVICE FEES

If the Agent pays any fees for the common benefit of the Pledgees pursuant to the provisions of this Agreement, notwithstanding the provisions of Clauses 7.5 through 7.7 (including the case where such provisions apply mutatis mutandis in accordance with the provisions of Clause 8), the Agent may receive priority distribution of an amount equal to such paid expenses from the Agent’s Account.

10.	RECEIPT BY PLEDGOR OF DISTRIBUTION OF PROCEEDS OR OTHER MONEYS

Notwithstanding the creation of the Floating Pledges, the Pledgor is authorized to receive distributions of proceeds, principal redemptions and other money in respect of the Security Beneficial Interests until the Floating Pledge Enforcement Notice is given.

11.	PRESERVATION OF PLEDGE

11.1	The Pledgor shall obtain the Agent’s written approval prior to conducting any act to collect the Trust Receivables by itself or any other acts that reduce or which are likely to reduce the amount of the Trust Receivables or the Security Beneficial Interests.

11.2	If the Agent is requested by the Pledgor for the approval described in Clause 11.1, the Agent may, as a condition for giving such approval, request the Pledgor to entrust additional funds in respect of the Trust Agreement, offer additional pledges, or repay all or a part of the Secured Receivables.

11.3	If requested by the Agent, the Pledgor shall deliver to the Agent all documents reasonably necessary for the preservation and exercise of the Pledgees’ rights hereunder, and take all necessary steps for the preservation and exercise of the rights of the Pledgees hereunder in accordance with the Agent’s instructions.

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(Translation)

12.	NO ASSUMPTION OF DEBT

The Pledgor acknowledges without objection that none of the Pledgees shall assume any debt in respect of the Trust Agreement due to the creation of the Floating Pledges under this Agreement.

13.	EXEMPTION FROM LIABILITY WITH RESPECT TO OBLIGATION TO PRESERVE THE PLEDGE, ETC.

13.1	The Floating Pledge shall be created in addition to other pledges and guarantees held by the Pledgees in respect of the Secured Receivables, and shall not affect the validity of such other pledges or guarantees.

13.2	The Pledgor shall not claim exemption from liability if any Pledgee changes or cancels other pledges or guarantees at such Pledgee’s discretion.

14.	INDEMNIFICATION

If the Agent or the Pledgees suffer damages due to breach by the Pledgor of the obligations under this Agreement, the Pledgor shall immediately compensate the Agent or the Pledgees upon request from the Agent or the Pledgees for such damages.

15.	EXTINGUISHMENT OF FLOATING PLEDGES

If the Floating Pledges cease to exist, the Agent shall immediately return to the Pledgor the original copies of the Trust Agreement and Certificate with respect to such extinguished Floating Pledges that have been delivered by the Pledgor in accordance with Clause 3.1 and kept for the benefit of each Pledgee. Upon receipt of the original copies of the Trust Agreement and Certificate pursuant to this Clause, the Pledgor shall notify the Trustee thereof in joint names with the Pledgees.

16.	COSTS AND EXPENSES

The Pledgor shall bear any and all costs and expenses (including, but not limited to, taxes and public charges and attorney’s fees) required to exercise the rights or perform the obligations under this Agreement. If the Agent or any Pledgees pays such costs or expenses, the Pledgor shall compensate the Agent or such Pledgee immediately after the Pledgor receives from the Agent or such Pledgee the details of such costs and expenses.

17.	AGENT

The parties to this Agreement acknowledge that the services specified in this Agreement to be performed by the Agent shall constitute a part of the Agent Services set forth in Clause 27 of the Loan Agreements (or Clause 27 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 6 of the Creditor’s Agreement). It is acknowledged that the provisions concerning the Agent in the Creditors’ Agreement shall automatically apply to the Agent’s authority, responsibility, obligations, exemption from liability and other matters with respect to the performance by the Agent of its services set forth in this Agreement.

18.	NO ASSIGNMENT

None of the Pledgees nor the Pledgor shall assign, create a security interest on or otherwise dispose of all or a part of their contractual status, rights or obligations hereunder. Provided,

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(Translation)

however, that this shall not apply if such disposal is made as a result of the Pledgees assigning or otherwise disposing of the Secured Receivables in accordance with the Loan Agreements.

19.	AMENDMENTS TO THE AGREEMENT

The provisions of this Agreement may be amended only by the written consent of the Agent, the Pledgor and all Lenders (provided, however, amendments concerning matters solely relating to the Floating Pledge A may be made with the consent of the Agent, the Pledgor and all Pledgees A, and amendments concerning matters solely relating to the Floating Pledge B may be made with the consent of the Agent, the Pledgor and all Pledgees B).

20.	ADDITIONAL MEASURES

Each Pledgee and the Pledgor shall prepare, execute and deliver any agreements and other documents required by each Pledgee or the Pledgor as necessary or appropriate to a reasonable extent for the purpose of attaining the object of this Agreement.

21.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Japan.

22.	JURISDICTION

The Tokyo District Court shall have exclusive jurisdiction as the court of first instance with respect to any action arising out of or in connection with this Agreement.

23.	APPLICATION OF THE TRUST AGREEMENT

The provisions of the Loan Agreements and the Creditors’ Agreement shall apply mutatis mutandis to matters relating to the provisions of this Agreement among those not provided for in this Agreement.

24.	CONSULTATION

The Agent, the Pledgees and the Pledgor shall resolve any matters not provided for in this Agreement or doubts arising from this Agreement upon mutual consultation.

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(Translation)

List of Schedules

Schedule 1	List of Pledgees
Schedule 2	Application for Approval on Creating First-Priority Floating Pledge and Approval on Creating Floating Pledge
Schedule 3	Application for Approval on Creating Second-Priority Floating Pledge and Approval on Creating Floating Pledge

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